                         PRIME MEDICAL SERVICES, INC.

                          SECOND AMENDED AND RESTATED
                                LOAN AGREEMENT

                          $45,000,000.00 TERM LOAN A
                          $40,000,000.00 TERM LOAN B

                                      AND

                     $50,000,000.00 REVOLVING CREDIT LOAN

                      THE FIRST NATIONAL BANK OF BOSTON,
                            as Administrative Agent

                          NATIONSBANK OF TEXAS, N.A.,
                            as Documentation Agent

                       NATIONSBANC CAPITAL MARKETS, INC.
                             as Syndication Agent

                                      AND

                           THE LENDERS NAMED HEREIN,
                                  as Lenders

                          Dated as of March 31, 1997

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----
ARTICLE I          DEFINITIONS...........................................  1
     Section 1.1   Amendment and Restatement.............................  1
     Section 1.2   Definitions...........................................  1
     Section 1.3   Other Definitional Provisions......................... 16

ARTICLE II         ADVANCES.............................................. 16
     Section 2.1   Commitments........................................... 16
     Section 2.2   Notes................................................. 17
     Section 2.3   Repayment of Advances................................. 17
     Section 2.4   Interest.............................................. 18
     Section 2.5   Borrowing Procedure................................... 18
     Section 2.6   Continuations; Conversions............................ 19
     Section 2.7   Use of Proceeds....................................... 19
     Section 2.8   Fees.................................................. 20

ARTICLE III        PAYMENTS.............................................. 20
     Section 3.1   Method of Payment..................................... 20
     Section 3.2   Optional Prepayment................................... 20
     Section 3.3   Mandatory Prepayments................................. 21
     Section 3.4   Pro Rata Treatment.................................... 22
     Section 3.5   Non-Receipt of Funds by the Administrative Agent...... 22
     Section 3.6   Withholding Taxes..................................... 22
     Section 3.7   Withholding Tax Exemption............................. 23
     Section 3.8   Computation of Interest............................... 23
     Section 3.9   Order of Application.................................. 23

ARTICLE IV         YIELD PROTECTION AND ILLEGALITY....................... 25
     Section 4.1   Additional Costs...................................... 25
     Section 4.2   Limitation on Eurodollar Advances..................... 26
     Section 4.3   Illegality............................................ 26
     Section 4.4   Treatment of Eurodollar Advances...................... 26
     Section 4.5   Compensation.......................................... 27
     Section 4.6   Capital Adequacy...................................... 27

ARTICLE V          SECURITY.............................................. 28
     Section 5.1   Collateral............................................ 28
     Section 5.2   Setoff................................................ 28
     Section 5.3   Guaranties............................................ 29

ARTICLE VI         CONDITIONS PRECEDENT.................................. 29
     Section 6.1   Initial Advance....................................... 29
     Section 6.2   All Advances.......................................... 30

ARTICLE VII        REPRESENTATIONS AND WARRANTIES........................ 31
     Section 7.1   Existence............................................. 31
     Section 7.2   Financial Statements.................................. 31
     Section 7.3   Corporate Action:  No Breach.......................... 32
     Section 7.4   Operation of Business................................. 32
     Section 7.5   Litigation and Judgments.............................. 32
     Section 7.6   Rights in Properties; Liens........................... 32
     Section 7.7   Enforceability........................................ 32
     Section 7.8   Approvals............................................. 32
     Section 7.9   Debt.................................................. 33
     Section 7.10  Taxes................................................. 33
     Section 7.11  Use of Proceeds; Margin Securities.................... 33
     Section 7.12  ERISA................................................. 33
     Section 7.13  Disclosure............................................ 33
     Section 7.14  Subsidiaries; Partnerships............................ 33
     Section 7.15  Agreements............................................ 34
     Section 7.16  Compliance with Legal Requirements; Governmental
                   Authorizations........................................ 34
     Section 7.17  Investment Company Act................................ 34
     Section 7.18  Public Utility Holding Company Act.................... 35
     Section 7.19  Environmental Matters................................. 35

ARTICLE VIII       POSITIVE COVENANTS.................................... 35
     Section 8.1   Reporting Requirements................................ 35
     Section 8.2   Maintenance of Existence; Conduct of Business......... 37
     Section 8.3   Maintenance of Properties............................. 37
     Section 8.4   Taxes and Claims...................................... 37
     Section 8.5   Insurance............................................. 38
     Section 8.6   Inspection Rights..................................... 38
     Section 8.7   Keeping Books and Records............................. 38
     Section 8.8   Compliance with Laws.................................. 38
     Section 8.9   Compliance with Agreements............................ 38
     Section 8.10  Further Assurances.................................... 38
     Section 8.11  ERISA................................................. 39
     Section 8.12  Information Relating to Proposed Acquisitions......... 39
     Section 8.13  After-Acquired Subsidiaries........................... 39
     Section 8.14  Syndication Cooperation............................... 39

ARTICLE IX         NEGATIVE COVENANTS.................................... 39
     Section 9.1   Debt.................................................. 39
     Section 9.2   Limitation on Liens................................... 40
     Section 9.3   Mergers, Etc.......................................... 40
     Section 9.4   Restricted Payments................................... 41
     Section 9.5   Investments........................................... 41
     Section 9.6   Limitation on Issuance of Capital Stock............... 41
     Section 9.7   Transactions With Affiliates.......................... 42
     Section 9.8   Disposition of Assets................................. 42
     Section 9.9   Sale and Leaseback.................................... 42
     Section 9.10  Prepayment of Debt.................................... 42
     Section 9.11  Nature of Business.................................... 42

     Section 9.12  Environmental Protection.............................. 42
     Section 9.13  Accounting............................................ 42
     Section 9.14  Amendment of Partnership and Management Agreements.... 43

ARTICLE X          FINANCIAL COVENANTS................................... 43
     Section 10.1  Total Debt to EBITDA.................................. 43
     Section 10.2  Interest Coverage Ratio............................... 43
     Section 10.3  Total Debt Service Coverage Ratio..................... 43
     Section 10.4  Consolidated Net Worth................................ 43
     Section 10.5  Minimum EBITDA........................................ 44

ARTICLE XI         DEFAULT............................................... 44
     Section 11.1  Events of Default..................................... 44
     Section 11.2  Remedies.............................................. 46
     Section 11.3  Performance by the Administrative Agent............... 46

ARTICLE XII        THE ADMINISTRATIVE AGENT.............................. 47
     Section 12.1  Appointment, Powers and Immunities.................... 47
     Section 12.2  Rights of Administrative Agent as a Lender............ 48
     Section 12.3  Sharing of Payments, Etc.............................. 48
     Section 12.4  Indemnification....................................... 49
     Section 12.5  Independent Credit Decisions.......................... 49
     Section 12.6  Several Commitments................................... 50
     Section 12.7  Successor Administrative Agent........................ 50
     Section 12.8  Independent Contractor................................ 50

ARTICLE XIII       MISCELLANEOUS......................................... 51
     Section 13.1  Expenses.............................................. 51
     Section 13.2  Indemnification....................................... 51
     Section 13.3  No Duty............................................... 52
     Section 13.4  No Fiduciary Relationship............................. 52
     Section 13.5  No Waiver; Cumulative Remedies........................ 52
     Section 13.6  Successors and Assigns................................ 52
     Section 13.7  Survival.............................................. 54
     Section 13.8  ENTIRE AGREEMENT...................................... 55
     Section 13.9  Amendments, Etc....................................... 55
     Section 13.10 Maximum Interest Rate................................. 55
     Section 13.11 Notices............................................... 56
     Section 13.12 Governing Law......................................... 56
     Section 13.13 Counterparts.......................................... 56
     Section 13.14 Severability.......................................... 56
     Section 13.15 Headings.............................................. 56
     Section 13.16 Construction.......................................... 56
     Section 13.17 Independence of Covenants............................. 56
     Section 13.18 Confidentiality....................................... 56
     Section 13.19 Renewal and Increase.................................. 57
     Section 13.20 Waiver of Jury Trial.................................. 57
     Section 13.21 Choice of Forum; Consent to Service of Process and
                   Jurisdiction.......................................... 57

                               INDEX TO EXHIBITS
                               -----------------

EXHIBIT   DESCRIPTION OF EXHIBIT
-------   ----------------------

A         Advance Request Form
B         Form of Assignment and Acceptance
C         Form of Revolving Credit Note
D         Form of Term Note A
E         Form of Term Note B
F         Perfection Certificate
G         Form of Opinion of Counsel for Borrower and the Guarantors
H         Compliance Certificate


                               INDEX TO SCHEDULES
                               ------------------

SCHEDULE  DESCRIPTION OF SCHEDULE
--------  -----------------------

1         Commitments
2         Guarantors
3         Partnerships
7.5       Existing Litigation
7.9       Existing Debt
7.14.1    Capitalization of Subsidiaries
7.14.2    Partners
7.15      Agreements
7.16      Governmental Disclosures
7.19      Environmental Matters
9.2       Existing Liens

                   SECOND AMENDED AND RESTATED LOAN AGREEMENT

     THIS SECOND AMENDED AND RESTATED LOAN AGREEMENT (the "AGREEMENT"), dated as of March 31, 1997, is among PRIME MEDICAL SERVICES, INC., a Delaware corporation ("BORROWER"), each of the lenders or other lending institutions which is or which may from time to time become a signatory hereto or any successor or assignee thereof (collectively, the "LENDERS" and individually, a "LENDER"), THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), a national banking association, as Administrative Agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT") and NATIONSBANK OF TEXAS, N.A. ("NATIONSBANK"), a national banking association, as Documentation Agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "DOCUMENTATION AGENT"), and NATIONSBANC CAPITAL MARKETS, INC., as Syndication Agent (in such capacity, together with its successors in such capacity, the "SYNDICATION AGENT").

                                R E C I T A L S
                                - - - - - - - -

     1. Reference is hereby made to that certain Loan Agreement dated as of November 28, 1994, by and between Borrower, the Banks defined therein, and FNBB, as Agent for the Banks defined therein as amended by that certain First Amendment to Loan Agreement dated as of August 17, 1995, as amended by the Amended and Restated Loan Agreement dated as of April 26, 1996 among FNBB, NationsBank and FNBB, as Syndication Agent, as amended by the First Amendment to Amended and Restated Loan Agreement dated as of June 14, 1996 among FNBB, NationsBank and the other Banks named therein (collectively, the "ORIGINAL CREDIT AGREEMENT").

     2. The parties hereto desire to amend the Original Credit Agreement, to provide for, among other things, (a) an additional $40,000,000.00 term loan, (b) a $10,000,000.00 increase in the maximum amount available under the Revolving Credit Commitment, (c) the addition of certain lenders as parties thereto, and
(d) modification and amendment to certain other provisions therein, subject to the terms and conditions set forth in this Agreement.

     3. The Administrative Agent, the Documentation Agent, the Syndication Agent, the Lenders and Borrower desire and have agreed to amend and restate the Original Credit Agreement in its entirety as and pursuant to this Agreement.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

      SECTION 1.1 AMENDMENT AND RESTATEMENT. This Agreement is in renewal, extension, modification, increase and restatement of the Original Credit Agreement.

      SECTION 1.2 DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

     "ACQUISITION" means any transaction, or any series of related transactions, consummated on or after the date hereof, by which Borrower or any Subsidiary directly or indirectly (a) acquires all or substantially all of the assets of any Person, whether through purchase of assets, merger, or otherwise, (b) acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities (or similar ownership interests) of any Person, or (c) acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority of the general partnership interests of any Person.

     "ADDITIONAL COSTS" has the meaning specified in SECTION 4.1.

     "ADJUSTED EURODOLLAR RATE" means, for any Eurodollar Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 0.01%) determined by the Administrative Agent to be equal to (a) the Eurodollar Rate for such Eurodollar Advance for such Interest Period divided by
(b) 1.00 minus the Reserve Requirement for such Eurodollar Advance for such Interest Period.

     "ADMINISTRATIVE AGENT" has the meaning specified in the preamble.

     "ADVANCE" means (a) with respect to the Revolving Credit Commitment, each advance of funds by the Lenders having a Revolving Credit Commitment, or any of them, to Borrower pursuant to SECTION 2.5(a), (b) with respect to the Term Loan A Commitment, each advance by the Lenders having a Term Loan A Commitment, or any of them, to Borrower pursuant to SECTION 2.5(b), and (c) with respect to the Term Loan B Commitment, each advance by the Lenders having a Term Loan B Commitment, or any of them, to Borrower pursuant to SECTION 2.5(b).

     "ADVANCE REQUEST FORM" means a certificate, in substantially the form of EXHIBIT A, properly completed and signed by Borrower requesting an Advance.

     "AFFILIATE" means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, Controls or is Controlled by, or is under common Control with, such Person, (b) that directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock of such Person, or (c) five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question; provided, however, in no event shall the Agents or any Lender be deemed an Affiliate of Borrower or any of its Subsidiaries.

     "AFTER-ACQUIRED SUBSIDIARY" has the meaning specified in SECTION 8.13.

     "AGENTS" means the Administrative Agent, the Documentation Agent and the Syndication Agent. "AGENT" means any one of the Agents.

     "ALTERNATE BASE RATE" means, at any time, the greater of (a) the variable rate of interest established from time to time by the Administrative Agent as its "BASE RATE" and set by the Administrative Agent as a general reference rate of interest charged by the Administrative Agent, and (b) the Federal Funds Rate plus one-half of one percent (.5%). Borrower acknowledges that the Administrative Agent may, from time to time, extend credit to other borrowers at rates of interest varying from, and having no relationship to, such general reference rate. Each change in the Alternate Base Rate shall become effective without prior notice to Borrower automatically as of the opening of business on the date of such change in the Alternate Base Rate.

     "ALTERNATE BASE RATE ADVANCES" means Advances that bear interest at rates based upon the Alternate Base Rate.

     "APPLICABLE LENDING OFFICE" means for each Lender and each Type of Advance, the lending office of such Lender (or of an Affiliate of such Lender) designated for such Type of Advance below its name on the signature pages hereof or an Assignment and Acceptance, or such other office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to Borrower and the Administrative Agent as the office by which its Advances of such Type are to be made and maintained.

     "APPLICABLE MARGIN" means the interest margin over the Alternate Base Rate or the Adjusted Eurodollar Rate, as the case may be, that is as follows: (a) for Advances under the Term Loan B, three percent (3.00%), and (b) for Advances under the Revolving Credit Commitment and the Term Loan A, (i) from the date hereof until the delivery of financial statements and a compliance certificate for the period ending March 31, 1997, as required hereunder, (A) one percent (1.00%) for Alternate Base Rate Advances, and (B) two and one-half percent (2.50%) for Eurodollar Advances; and (iii) thereafter, based on the Total Debt to EBITDA Ratio as of and for the most recent four (4) quarter period ending on or before the date of determination, the margin set forth opposite such ratio below:


================================================================================
                                          APPLICABLE MARGIN    APPLICABLE MARGIN
  TOTAL DEBT TO EBITDA RATIO             ALTERNATE BASE RATE       EURODOLLAR
                                              ADVANCES              ADVANCES
-------------------------------------------------------------------------------

Less than 2.0 to 1.0                              0.5%               2.00%
-------------------------------------------------------------------------------
Less than 2.50 to 1.0 but greater                0.75%               2.25%
than or equal to 2.0 to 1.0
-------------------------------------------------------------------------------
Less than 3.0 to 1.0 but greater                 1.00%               2.50%
than or equal to 2.50 to 1.0
-------------------------------------------------------------------------------
Greater than or equal to 3.00 to 1.0             1.25%               2.75%
================================================================================

The Total Debt to EBITDA Ratio shall be determined from the then most current of either (a) the quarterly or annual financial statements and related compliance certificate delivered pursuant to SECTION 8.1, or (b) the most recent Advance Request Form for a Permitted Acquisition, calculating any adjustments to such ratio necessitated as a result of the Permitted Acquisition for which such Advance was made. The adjustment, if any, to the Applicable Margin shall be effective commencing on the fifth (5th) Business Day after delivery of such financial statements (and related compliance certificate) or the respective date of Advance for a Permitted Acquisition, as the case may be. If Borrower fails at any time to furnish to the Administrative Agent and the Lenders the financial statements and related compliance certificate as required to be delivered pursuant to SECTION 8.1, then the maximum Applicable Margin shall apply until such time as such financial statements and compliance certificates are so delivered.

     "APPLICABLE PAYMENT AMOUNT" means, as of any date, an amount equal to (a) the aggregate amount of Debt of the Companies, as of such date, minus (b) the product of (i) EBITDA of the Companies, for the four (4) fiscal quarter period immediately preceding the date of determination, including EBITDA of any Company acquired by Borrower during that period, and (ii) 2.75; provided that if such Applicable Payment Amount is less than $0.00, then the Applicable Payment Amount shall be $0.00.

     "APPLICABLE RATE" means: (a) during any period that an Advance is an Alternate Base Rate Advance, the Alternate Base Rate plus the Applicable Margin; and (b) during any period that an Advance is a Eurodollar Advance, the Adjusted Eurodollar Rate plus the Applicable Margin.

     "APPLICABLE UNUSED FEE PERCENTAGE" means the per annum rate with respect to the unused portion of the Revolving Credit Commitments as follows: (a) from the date hereof until delivery of financial statements and a compliance certificate for the period ending March 31, 1997, as required hereunder, one-half of one percent (0.50%); and (b) thereafter, based on the Total Debt to EBITDA Ratio as of and for the most recent four (4) quarter period ending on or before the date of determination, the percentage set forth opposite such ratio below:

================================================================================
                                              APPLICABLE UNUSED
    TOTAL DEBT TO EBITDA RATIO                  FEE PERCENTAGE
--------------------------------------------------------------------------------

Less than 2.5 to 1.0                                0.375%
--------------------------------------------------------------------------------
Greater than or equal to 2.50 to 1.0                 0.50%
================================================================================

The Applicable Unused Fee Percentage shall be adjusted, if necessary, at the same time as adjustments to the Applicable Margin.

     "APPROVED FUND" means, with respect to any Lender that is a fund that invests in loans, any other fund that invests in loans and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

     "ASSIGNEE" has the meaning specified in SECTION 13.6.

     "ASSIGNING LENDER" has the meaning specified in SECTION 13.6.

     "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by an Assigning Lender and its Assignee and accepted by the Administrative Agent pursuant to SECTION 13.6, in substantially the form of EXHIBIT B.

     "BASLE ACCORD" means the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "INTERNATIONAL CONVERGENCE OF CAPITAL MEASUREMENT AND CAPITAL STANDARDS" dated July 1988, as amended, supplemented and otherwise modified and in effect from time to time, or any replacement thereof.

     "BORROWER SECURITY AGREEMENT" means the Borrower Security Agreement dated as of April 26, 1996, executed by Borrower in favor of the Administrative Agent for the benefit of the Lenders, as the same may be amended, supplemented, or modified from time to time, including the Consent, Confirmation and Ratification of Borrower Security Agreement dated the date hereof, which Borrower Security Agreement is in renewal, amendment, restatement and substitution of that certain Borrower Security Agreement dated November 28, 1994, executed by Borrower in favor of the Administrative Agent, for the benefit of the Lenders under the Original Credit Agreement, as amended pursuant to that First Amendment to Borrower Security Agreement dated as of August 17, 1995.

     "BUSINESS DAY" means (a) any day on which the Administrative Agent is open for regular business, and (b) with respect to all borrowings, payments, Conversions, Continuations, Interest Periods, and notices in connection with Eurodollar Advances, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

     "CAPITAL LEASE OBLIGATIONS" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP. For purposes of this Agreement, the amount of such Capital Lease Obligations shall be the capitalized amount thereof, as determined in accordance with GAAP.

     "CHANGE IN CONTROL" means the individuals who, as of the date of this Agreement, constitute the members of Borrower's Board of Directors (the "INCUMBENT BOARD") do not constitute or cease for any reason to constitute at least fifty percent (50%) of:

          (a)   Borrower's Board of Directors; or

          (b) The surviving corporation's Board of Directors in the event of any merger or consolidation involving Borrower (if permitted by SECTION 9.3); or

          (c) The controlling entity's board of directors, the comparable body if there is no Board of Directors, or voting control if there is no comparable body, in the event that the surviving corporation under clause
     (b) above is directly or indirectly controlled by that entity.

Any individual who becomes a member of the Board of Directors or comparable body or who obtains a voting interest, as applicable under clauses (a), (b), or (c) above, after the date of this agreement and whose appointment to the Board, or nomination for election, was approved or ratified by a vote of the individuals comprising at least fifty (50%) of the Incumbent Board shall be deemed to be a member of the Incumbent Board.

     "CODE" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.

     "COLLATERAL" has the meaning specified in SECTION 5.1.

     "COMMITMENT" means, as to each Lender as of any date, the aggregate amount of the Revolving Credit Commitment, the Term Loan A Commitment and the Term Loan B Commitment of such Lender. "COMMITMENTS" means the aggregate amount of the Revolving Credit Commitments, the Term Loan A Commitments and the Term Loan B Commitments of all the Lenders.

     "COMPANIES" means Borrower and its Subsidiaries.

     "CONFIDENTIAL INFORMATION" means any and all information relating to the Companies, including, without limitation, information relating to each of the Company's financial condition, business plans, management, earnings, assets, liabilities, contracts, processes, products, research and development activities, intellectual property, services, customers, suppliers, marketing and sales. In addition, Confidential Information shall include any and all other information marked or identified in writing by any of the Companies as "CONFIDENTIAL" or "CONFIDENTIAL INFORMATION" and provided by each of the Companies or its representatives to any of the Lenders or the Agents or obtained by the Lenders or the Agents after an inspection pursuant to SECTION 8.6. Notwithstanding the foregoing, "CONFIDENTIAL INFORMATION" shall not include:

          (i) any information known to an Agent or a Lender prior to disclosure by any of the Companies or its representatives, as documented prior to such disclosure in such Agent's or Lender's written records;

          (ii) any information which an Agent or a Lender demonstrates became available to it on a non-confidential basis from a source (other than any of the Companies) who is not bound by a confidentiality agreement with, or any other contractual, legal or fiduciary obligation of confidentiality to, any of the Companies or any other party with respect to such information;

          (iii) any information which an Agent or a Lender demonstrates is or becomes generally available to the public other than as a result of a disclosure by it in breach of SECTION 13.18; and

          (iv) any information which an Agent or a Lender demonstrates was conceived of or developed by it or any of its employees without access or reference, directly or indirectly, to the Confidential Information.

     "CONSOLIDATED NET INCOME" means, for any Person for any period, the amount which, in conformity with GAAP, would be shown on a consolidated income statement of such Person as net income for such period, after deduction of any minority interests.

     "CONSOLIDATED NET WORTH" means, at any particular time, all amounts which, in conformity with GAAP, would be included as stockholders' equity on a consolidated balance sheet of the Companies.

     "CONTINUE," "CONTINUATION," and "CONTINUED" refers to the continuation pursuant to SECTION 2.6 of a Eurodollar Advance from one Interest Period to the next Interest Period.

     "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or other ownership interests, by contract or otherwise. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

     "CONVERSION" and "CONVERTED" refers to a conversion pursuant to SECTION 2.6 of one Type of Advance into another Type of Advance.

     "DEBT" means as to any Person at any time (without duplication and without duplication among the Companies): (a) all obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments; (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than ninety (90) days; (d) all Capital Lease Obligations of such Person; (e) all indebtedness or other obligations of others of the types described in this definition, if Guaranteed by such Person; (f) all obligations secured by a Lien existing on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person; (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, Lenders' acceptances, surety or other bonds and similar instruments; (h) Hedging Agreements, and (i) all liabilities of such Person in respect of unfunded vested benefits under any Plan; provided, however, that the term Debt shall not include endorsements of instruments for deposit or collection in the ordinary course of business.

     "DEFAULT" means an Event of Default or the occurrence of an event or condition which with the giving of notice or the lapse of time or both would become an Event of Default.

     "DEFAULTING LENDER" means any Lender that has defaulted on any of its obligations under this Agreement.

     "DEFAULT RATE" means the lesser of (a) the Maximum Rate, and (b) the sum of the Alternate Base Rate in effect from day to day plus the Applicable Margin plus two percent (2%).

     "DOCUMENTATION AGENT" has the meaning specified in the preamble.

     "DOLLARS" and "$" mean lawful money of the United States of America.

     "EBITDA" means, for any Person for any period, Consolidated Net Income of such Person for such period, determined after deduction of any minority interests, plus all amounts deducted therefrom during such period, in conformity with GAAP, for interest, taxes, depreciation and amortization.

     "ELIGIBLE ASSIGNEE" means any commercial bank, savings and loan association, savings bank, finance company, insurance company, pension fund, mutual fund, fund which is regularly engaged in making, purchasing or investing in loans, or other financial institution (whether a corporation, partnership, or other entity) approved by the Administrative Agent and, so long as no Default has occurred and is continuing, Borrower, such approvals not to be unreasonably withheld.

     "ENVIRONMENTAL LAWS" means any and all federal, state, and local laws, regulations, and requirements pertaining to health, safety, or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (S) 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. (S) 6901 et seq., the Occupational Safety and Health Act, 29 U.S.C. (S) 651 et seq., the Clean Air Act, 42 U.S.C. (S) 7401 et seq., the Clean Water Act, 33 U.S.C. (S) 1251 et seq., and the Toxic Substances Control Act, 15 U.S.C. (S) 2601 et seq., as such laws, regulations, and requirements may be amended or supplemented from time to time.

     "ENVIRONMENTAL LIABILITIES" means, as to any Person, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs, and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, including any Environmental Law, permit, order or agreement with any Governmental Authority or other Person, arising from environmental, health or safety conditions or the Release or threatened Release of a Hazardous Material into the environment, resulting from the past, present, or future operations of such Person or its Affiliates.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereunder.

     "ERISA AFFILIATE" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as Borrower or is under common control (within the meaning of Section 414(c) of the Code) with Borrower.

     "EURODOLLAR ADVANCES" means Advances the interest rates on which are determined on the basis of the rates referred to in the definition of "ADJUSTED EURODOLLAR RATE" in this SECTION 1.1.

     "EURODOLLAR RATE" means, for any Eurodollar Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "EURODOLLAR RATE" shall mean, for any Eurodollar Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period, provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

     "EVENT OF DEFAULT" has the meaning specified in SECTION 11.1.

     "EXCESS CASH FLOW" means, for any semi-annual period described in SECTION 3.3(B)(iii), (a) EBITDA, minus (b) total cash income tax expense actually paid during such period, minus (c) the aggregate amount of any optional prepayments of the Obligations during such period, minus (d) scheduled principal payments in respect of all Debt during such period, minus (e) total consolidated interest expense in respect of all Debt actually paid or that is payable during such period, minus (f) capital expenditures during such period (provided that such capital expenditures shall not exceed (x) $4,000,000.00 minus (y) the aggregate amount of capital expenditures during the two (2) fiscal quarters ending prior to such semi-annual fiscal period).

     "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 0.01%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published on such next succeeding Business Day, the Federal Funds Rate for any day shall be the average rate charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

     "FNBB" has the meaning specified in the preamble.

     "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question.
Accounting principles are applied on a "CONSISTENT BASIS" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period, except for changes required by GAAP. In the event of a change in GAAP, Administrative Agent and Borrower will thereafter negotiate in good faith to revise any covenants of this Agreement affected thereby in order to make such covenants consistent with GAAP then in effect.

     "GOVERNMENTAL AUTHORITY" means any nation or government, any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

     "GOVERNMENTAL AUTHORIZATION" shall mean any approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Legal Requirement.

     "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise), or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect the obligee against loss in respect thereof (in whole or in part), provided that the term "GUARANTEE" shall not include endorsements for collection or deposit in the ordinary course of business. The term "GUARANTEE" used as a verb has a corresponding meaning.

     "GUARANTIES" means, collectively, the Guaranty Agreements, each dated as of April 26, 1996, executed by the Guarantors in favor of the Agents and the Lenders, as the same may be amended, supplemented or modified from time to time, including the Consent, Confirmation and Ratification of Guaranty Agreements, dated the date hereof, which Guaranty Agreements are in renewal, amendment, substitution and replacement of the Guaranty Agreements executed by the Guarantors under the Original Credit Agreement in favor of the Agent and the Lenders under the Original Credit Agreement. "GUARANTY" means any one of the Guaranties.

     "GUARANTORS" means, collectively, all Wholly-Owned Subsidiaries of Borrower, now owned or hereafter acquired or formed, including, without limitation, the Subsidiaries listed on SCHEDULE 2. "GUARANTOR" means any one of the Guarantors.

     "GUARANTOR SECURITY AGREEMENTS" means the Security Agreements, each dated as of April 26, 1996, executed by the Guarantors in favor of the Administrative Agent, for the benefit of the Lenders, as the same may be amended, supplemented or modified from time to time, including the Consent, Confirmation and Ratification of Guarantor Security Agreements dated the date hereof, which Security Agreements are in renewal, amendment, restatement and substitution of the Security Agreements executed by the Guarantors under the Original Credit Agreement in favor of the Administrative Agent, for the benefit of the Lenders under the Original Credit Agreement. "GUARANTOR SECURITY AGREEMENT" means any one of the Guarantor Security Agreements.

     "HAZARDOUS MATERIAL" means any substance, product, waste, pollutant, material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or addressed under any Environmental Law, including, without limitation, asbestos, petroleum, and polychlorinated biphenyls.

     "HEDGING AGREEMENT" has the meaning specified in SECTION 11.1.

     "INTEREST COVERAGE RATIO" means, as to the Companies for any period, (a) EBITDA for such period divided by (b) the aggregate amount of consolidated interest expense for such period, all as determined in accordance with GAAP.

     "INTEREST PERIOD" means, with respect to any Eurodollar Advance, each period commencing on the date such Advance is made or Converted from an Advance of another Type or, in the case of each subsequent, successive Interest Period applicable to a Eurodollar Advance, the last day of the next preceding Interest

Period with respect to such Advance, and ending on the numerically corresponding day in the first (1st), second (2nd), third (3rd) or sixth (6th) calendar month thereafter, as Borrower may select as provided in SECTION 2.5 or 2.6, except that each such Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (b) any Interest Period which would otherwise extend beyond the Termination Date shall end on the Termination Date; (c) no more than six (6) Interest Periods shall be in effect at the same time; and (d) no Interest Period shall have a duration of less than one (1) month and, if any Interest Period would otherwise be a shorter period, such Advances shall not be available hereunder.

     "ISSUANCE PROCEEDS" means the net proceeds of (i) any sale or issuance of Borrower's capital stock, or (ii) the incurrence of any Debt of the type described in SUBSECTIONS (a) and (b) of the definition of Debt, in each case to the extent permitted hereunder; provided that "ISSUANCE PROCEEDS" shall include proceeds from the exercise of any warrants issued to Alabama Lithotripsy Joint Venture to the extent such warrant proceeds are contemporaneously used to pay outstanding Debt to Alabama Lithotripsy Joint Venture.

     "LEGAL REQUIREMENT" shall mean any federal, state, local, municipal, foreign, international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty as in effect on the date hereof.

     "LENDER" and "LENDERS" have the meanings specified in the preamble.

     "LIEN" means any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

     "LITHO" means Lithotripters, Inc., a North Carolina corporation.

     "LOAN DOCUMENTS" means this Agreement, the Notes, the Guaranties, the Borrower Security Agreement, the Guarantor Security Agreements, the Pledge Agreements, any Hedging Agreement between Borrower and the Administrative Agent, and all other instruments, documents, and agreements executed and delivered pursuant to or in connection with this Agreement, as such instruments, documents, and agreements may be amended, modified, renewed, extended, or supplemented from time to time.

     "MATERIAL SUBSIDIARY" means, as of any date, (a) any Subsidiary which, together with its Subsidiaries, accounts for three percent (3%) or more of the Company's consolidated gross revenues or assets, or (b) any combination of Subsidiaries which, together with their Subsidiaries, account for seven percent (7%) or more of the Company's consolidated gross revenues or assets, in each case on a consolidated basis (but without elimination of any minority interests) as of and for the most recent fiscal quarter for which such information is available. "MATERIAL SUBSIDIARIES" means all of the Material Subsidiaries.

     "MAXIMUM RATE" means, at any time and with respect to any Lender, the maximum rate of interest under applicable law that such Lender may charge Borrower. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges in respect of the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to Borrower at the time of such change in the Maximum Rate.

     "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in Section 3(37) of ERISA to which contributions have been made by Borrower or any ERISA Affiliate of Borrower and which is covered by Title IV of ERISA.

     "NATIONSBANK" has the meaning specified in the preamble.

     "NOTES" means the Revolving Credit Notes and the Term Notes. "NOTE" means any one of the Notes.

     "OBLIGATED PARTY" means any Person who is or becomes party to any agreement that guarantees or secures payment and performance of the Obligations or any part thereof.

     "OBLIGATIONS" means all obligations, indebtedness, and liabilities of Borrower to the Agents and the Lenders, or any of them, arising pursuant to any of the Loan Documents, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, and all interest accruing thereon and all attorneys' fees and other expenses incurred in the enforcement or collection thereof.

     "ORIGINAL CREDIT AGREEMENT" has the meaning specified in the recitals.

     "PARTNERSHIPS" means the partnerships in which Borrower or any Subsidiary now owns or hereafter acquires general and/or limited partnership interests and the other Persons in which Borrower or any Subsidiary now owns or hereafter acquires ownership interests, including, without limitation, the partnerships and other Persons listed on SCHEDULE 3. "PARTNERSHIP" means any one of the Partnerships.

     "PAYMENT DATE" means (a) with respect to Alternate Base Rate Advances and the commitment fees payable pursuant to SECTION 2.8(a), the last Business Day of each April, July, October and January, commencing April 30, 1997, and (b) with respect to Eurodollar Advances, the last day of the respect Interest Period therefor, provided that if any Interest Period is greater than three (3) months, then accrued interest shall also be due and payable shall also be due and payable on the date that is three (3) months after the commencement of such Interest Period.

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

     "PERMITTED ACQUISITION" means an Acquisition by Borrower or any of its Subsidiaries with respect to which each of the following conditions shall have been satisfied:

          (a) the Acquisition by Borrower or such Subsidiary is of a business, assets or Person (as applicable, the "TARGET") which is engaged in substantially the same business as the business conducted by Borrower or such Subsidiary on the date hereof, or any other business reasonably related thereto;

          (b) as of the closing of such Acquisition, the Acquisition has been approved and recommended by the board of directors or other applicable governing body of the Target and the Person from which the Target is to be acquired;

          (c) prior to the closing of such acquisition, the Target and the Person from which the Target is to be acquired must be Solvent;

          (d) as of the closing of such Acquisition, after giving effect to such Acquisition, Borrower or the Subsidiary that is the acquiring party must be Solvent and the Companies, on a consolidated basis, must be Solvent;

          (e) as of the closing of such Acquisition, after giving effect to such Acquisition, no Default shall exist or occur as a result of, and after giving effect to, such Acquisition;

          (f) the aggregate purchase price with respect to such Acquisition does not exceed five (5) times EBITDA of the Target, subject to adjustments acceptable to the Administrative Agent where less than all of the business, assets or stock of the Target is acquired, acquired pursuant to the Acquisition for the four (4) fiscal quarters ending on the most recently ended fiscal period prior to the date of such Acquisition;

          (g) the aggregate cash consideration for such Acquisition does not exceed $10,000,000.00 and the aggregate cash consideration for all Acquisitions (other than the Acquisition of additional limited partnership interests of the Partnerships in which Litho is, as of the date hereof, the general partner) during the immediately preceding twelve (12) month period (including such Acquisition) does not exceed $20,000,000.00;

          (h) after giving effect to such Acquisition, the aggregate Debt of the Companies (without deduction for any minority interests and including any Advances under the Revolving Credit Commitments) does not exceed the product of (1) EBITDA of the Companies (including EBITDA for the Target acquired pursuant to the Acquisition) for the four (4) fiscal quarters ending on the closing of the Acquisition, and (2)(A) on or before December 31, 1998, 2.75 and (B) thereafter, the ratio set forth in SECTION 10.1 which is applicable to the period for which such calculation is made;

          (i) the Administrative Agent shall have received pro forma financial statements of the Companies (as if the business, assets or Person acquired had been acquired since the first (1st) day of the period for which such pro forma financial statements are delivered and had been managed and conducted in accordance with the Borrower's standard business practices) for the prior four (4) fiscal quarters of Borrower and the Companies;

          (j) if the Target is to be an After-Acquired Subsidiary, then Borrower shall have complied with the terms and conditions set forth in
     SECTION 8.13; and

          (k) the Administrative Agent has received a certificate, executed by the President or a Vice President of Borrower confirming that all representations and warranties set forth in the Loan Documents continue to be true and correct in all material respects immediately prior to and after giving effect to the Permitted Acquisition and the transactions contemplated thereby, and setting forth the calculations supporting compliance with the limitations prescribed herein.

     "PERSON" means any individual, corporation, business trust, association, company, partnership, joint venture, Governmental Authority, or other entity.

     "PLAN" means any employee benefit or other plan established or maintained by Borrower or any ERISA Affiliate of Borrower and which is covered by Title IV of ERISA.

     "PLEDGE AGREEMENTS" means the Pledge Agreements, each dated as of April 26, 1996, executed by Borrower and each Subsidiary of Borrower that owns general and/or limited partnership interests in the Partnerships in favor of the Administrative Agent, for the benefit of the Lenders, as the same may be amended, supplemented or modified from time to time, including the Consent, Confirmation and Ratification of Pledge and Security Agreements, dated the date hereof. "PLEDGE AGREEMENT" means any one of the Pledge Agreements.

     "PLEDGORS" means each of the pledgors of partnership interests or Assigned Rights (as defined in the applicable Pledge Agreement) pursuant to a Pledge Agreement. "PLEDGOR" means any one of the Pledgors.

     "PRINCIPAL OFFICE" means the principal office of the Administrative Agent, presently located at 100 Federal Street, Boston, Massachusetts 02110.

     "PROHIBITED TRANSACTION" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

     "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

     "REGULATORY CHANGE" means, with respect to any Lender, any change after the date of this Agreement in United States federal, state, or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives, or requests applying to a class of banks including such Lender of or under any United States federal, state, or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

     "RELEASE" means, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, disbursement, leaching, or migration of Hazardous Materials into the indoor or outdoor environment or into or out of property owned by such Person, including, without limitation, the movement of Hazardous Materials through or in the air, soil, surface water, ground water, or property.

     "REMEDIAL ACTION" means all actions required to (a) clean up, remove, treat, or otherwise address Hazardous Materials in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so that they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

     "REPORTABLE EVENT" means any of the events set forth in Section 4043 of ERISA.

     "REQUIRED LENDERS" means, as of any date, any combination of Lenders (other than any Defaulting Lenders) who collectively hold sixty percent (60%) of the sum of (a) the Revolving Credit Commitments (other than of any Defaulting Lenders), or if the Revolving Credit Commitments shall have been terminated, then of the aggregate unpaid principal amount of the Revolving Credit Notes (other than of any Defaulting Lenders), (b) the aggregate unpaid principal amount of the Term Notes A (other than of any Defaulting Lenders) and (c) the aggregate unpaid principal amount of the Term Notes B (other than of any Defaulting Lenders).

     "RESERVE REQUIREMENT" means, for any Eurodollar Advance for any Interest Period therefor, the average rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by each Lender on its portion of such Advance against "EUROCURRENCY LIABILITIES" as such term is used in Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by a Lender by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Advances.

     "REVOLVING CREDIT COMMITMENT" means, as to each Lender as of any date, the obligation of such Lender on such date to make Advances hereunder in an aggregate principal amount at any time outstanding up to but not exceeding the amount shown on SCHEDULE 1 as its Revolving Credit Commitment, as the same may be reduced pursuant to SECTION 2.1(c) or terminated pursuant to SECTION 2.1(c) or SECTION 11.2 and as the same may be increased or decreased from time to time by further assignment pursuant to SECTION 13.6. "REVOLVING CREDIT COMMITMENTS" means the Revolving Credit Commitments of all of the Lenders in the original aggregate amount of $50,000,000.00.

     "REVOLVING CREDIT LOAN" means all Advances with respect to the Revolving Credit Commitment, evidenced by the Revolving Credit Notes.

     "REVOLVING CREDIT NOTE" means a revolving credit note executed by Borrower, substantially in the form of EXHIBIT C, payable to each Lender having a Revolving Credit Commitment in an amount equal to such Lender's Revolving Credit Commitment, as the same may be amended, supplemented, modified or restated from time to time, evidencing the obligation of Borrower to repay the Revolving Credit Loan, and all renewals, modifications and extensions thereof. "REVOLVING CREDIT NOTES" means all of the Revolving Credit Notes of the applicable Lenders.

     "RICO" means the Racketeer Influenced and Corrupt Organization Act of 1970, as amended from time to time.

     "SOLVENT" means, with respect to any Person, that on the date of determination (a) the fair market value of its assets is greater than the total amount of liabilities, including, without limitation, contingent liabilities of such Person which would be required to be included on the balance sheet of such Person or disclosed in the financial statements of such Person in accordance with GAAP, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and
(d) such Person is not engaged in business or transactions, and is not about to engage in business or transactions, for which its assets would constitute an unreasonably small capital.

     "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, association, or other business entity (a) of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or more than fifty percent (50%) of the general partnership interests are, at the time any determination is made, owned, Controlled or held by such Person, or (b) that is, at the time any determination is made, otherwise Controlled by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

     "SYNDICATION AGENT" has the meaning specified in the preamble.

     "TERMINATION DATE" means 1:00 p.m. Boston, Massachusetts time on (a) with respect to the Revolving Credit Commitments and the Term Loan A Commitments, April 30, 2001, and (b) with respect to the

Term Loan B Commitments, April 30, 2003, as the case may be, or such earlier date and time on which the Commitments terminate as provided in this Agreement.

     "TERM LOAN A" means the $45,000,000.00 term loan facility provided to Borrower by the Lenders hereunder.

     "TERM LOAN A COMMITMENT" means, as to the applicable Lenders as of the date hereof, the obligation of such Lender on such date to make Advances hereunder in an aggregate principal amount up to but not exceeding the amount shown on
SCHEDULE 1 hereto as its Term Loan A Commitment, as the same may be increased or decreased from time to time by further assignment pursuant to SECTION 13.6. "TERM LOAN A COMMITMENTS" means the Term Loan A Commitments of all of the applicable Lenders in the original aggregate amount of $45,000,000.00.

     "TERM NOTE A" means a term promissory note executed by Borrower, substantially in the form of EXHIBIT D, payable to each Lender having a Term Loan A Commitment in an amount equal to such Lender's Term Loan A Commitment, as the same may be amended, supplemented, modified or restated from time to time, evidencing the obligation of Borrower to repay the Term Loan A, and all renewals, modifications and extensions thereof. "TERM NOTES A" means all of the Term Notes A of the applicable Lenders.

     "TERM LOAN B" means the $40,000,000.00 term loan facility provided to Borrower by the Lenders having a Term Loan B Commitment hereunder.

     "TERM LOAN B COMMITMENT" means, as to each Lender as of any date, the obligation of such Lender on such date to make Advances hereunder in an aggregate principal amount up to but not exceeding the amount shown on SCHEDULE 1 hereto as its Term Loan B Commitment, as the same may be increased or decreased from time to time by further assignment pursuant to SECTION 13.6. "TERM LOAN B COMMITMENTS" means the Term Loan B Commitments of all of the Lenders in the original aggregate amount of $40,000,000.00.

     "TERM NOTE B" means a term promissory note executed by Borrower, substantially in the form of EXHIBIT E, payable to each Lender having a Term Loan B Commitment in an amount equal to such Lender's Term Loan B Commitment, as the same may be amended, supplemented, modified or restated from time to time, evidencing the obligation of Borrower to repay the Term Loan B, and all renewals, modifications and extensions thereof. "TERM NOTES B" means all of the Term Notes B of the Lenders having a Term Loan B Commitment.

     "TERM NOTES" means, collectively, the Term Notes A and the Term Notes B.

     "TOTAL DEBT SERVICE COVERAGE RATIO" means, as to the Companies for any period, (a) the sum of EBITDA for such period, minus the aggregate amount of capital expenditures made during such period, divided by (b) the sum of all principal and interest payments payable during such period in respect of all Debt of the Companies (without deduction for any minority interests), all as determined on a rolling four (4) quarter and consolidated basis in accordance with GAAP.

     "TOTAL DEBT TO EBITDA" means, as of any date, the ratio of (a) the aggregate amount of Debt of the Companies (without deduction for any minority interests), as of such date, to (b) EBITDA of the Companies, for the four (4) fiscal quarter period ending on the date of determination.

     "TYPE" means any type of Advance (i.e., Alternate Base Rate Advance or Eurodollar Advance).

     "UCC" means the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts or other applicable jurisdiction, as amended.

     "WHOLLY-OWNED SUBSIDIARIES" means, as of any date, all Subsidiaries that are wholly-owned by Borrower or a wholly-owned Subsidiary of Borrower. "WHOLLY-OWNED SUBSIDIARY" means any one of the Wholly-Owned Subsidiaries.

     SECTION 1.3 OTHER DEFINITIONAL PROVISIONS. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof," "herein," and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all ARTICLE, SECTION, EXHIBIT and SCHEDULE references pertain to this Agreement. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All financial covenants and related definitions relating to the Companies shall, unless otherwise indicated, be determined after deduction of any minority interests, provided that all references to "DEBT" shall include all Debt without deduction for any minority interests. Terms used herein that are defined in the UCC, unless otherwise defined herein, shall have the meanings specified in the UCC.

                                  ARTICLE II

                                   ADVANCES

     SECTION 2.1   COMMITMENTS.

     (a) REVOLVING CREDIT COMMITMENTS. Subject to the terms and conditions of this Agreement, each Lender hereby severally agrees to make one or more Advances to Borrower from time to time from the date hereof to the Termination Date in an aggregate principal amount at any time outstanding up to but not exceeding the amount of such Lender's Revolving Credit Commitment as then in effect. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, Borrower may borrow, repay, and reborrow hereunder the amount of the Revolving Credit Commitments by means of Eurodollar Advances (or, in the event Eurodollar Advances are unavailable hereunder, Alternate Base Rate Advances when required or permitted by ARTICLE IV).

     (b) TERM LOAN A AND TERM LOAN B COMMITMENTS. Subject to the terms and conditions of this Agreement, (i) each Lender having a Term Loan A Commitment hereby severally agrees to make a single Advance to Borrower, on or about the date of this Agreement, in the amount of such Lender's Term Loan A Commitment, and (ii) each Lender having a Term Loan B Commitment hereby severally agrees to make a single Advance to Borrower, on or about March 31, 1997, in the amount of such Lender's Term Loan B Commitment. Borrower may not borrow, repay, and reborrow hereunder any portion of the amount of the Term Loan A or the Term Loan B.

     (c) OPTIONAL REDUCTION AND TERMINATION OF REVOLVING CREDIT COMMITMENTS. Borrower shall have the right to terminate in whole or reduce in part the unused portion of the Revolving Credit Commitments upon at least three (3) Business Days' prior written notice (which notice shall be irrevocable) to the Administrative Agent specifying the effective date thereof, whether a termination or reduction is being made, and the amount of any partial reduction, provided that each partial reduction shall be in the amount of $1,000,000.00 or a greater integral multiple thereof and Borrower shall simultaneously prepay the amount by which the unpaid principal amount of the Revolving Credit Notes exceeds the Revolving Credit Commitments

(after giving effect to such notice) plus accrued and unpaid interest on the principal amount so prepaid. No portion of the Revolving Credit Commitments may be reinstated after it has been terminated or reduced.

     SECTION 2.2   NOTES.

     (a) REVOLVING CREDIT NOTES. The obligation of Borrower to repay each Lender for Advances made by such Lender pursuant to such Lender's Revolving Credit Commitment, and all interest thereon, shall be evidenced by a Revolving Credit Note dated the date hereof, executed by Borrower and payable to the order of such Lender in the original principal amount of such Lender's Revolving Credit Commitment.

     (b)  TERM NOTES A AND TERM NOTES B.

          (i) The obligation of Borrower to repay each Lender having a Term Loan A Commitment for Advances made by such Lender pursuant to its Term Loan A Commitment, and all interest thereon, shall be evidenced by a Term Note A dated the date hereof, executed by Borrower and payable to the order of such Lender in the original principal amount of such Lender's Term Loan A Commitment.

          (ii) The obligation of Borrower to repay each Lender having a Term Loan B Commitment for Advances made by such Lender pursuant to its Term Loan B Commitment, and all interest thereon, shall be evidenced by a Term Note B dated the date hereof, executed by Borrower and payable to the order of such Lender in the original principal amount of such Lender's Term Loan B Commitment.

     SECTION 2.3   REPAYMENT OF ADVANCES.

     (a) REVOLVING CREDIT NOTES. Borrower shall repay the outstanding principal amount of the Revolving Credit Notes on the Termination Date.

     (b) TERM NOTES A. Borrower shall repay the outstanding principal amount of the Term Notes A as follows: (i) in five (5) equal quarterly installments, on April 30, 1997, July 31, 1997, October 31, 1997, January 31, 1998, and April 30, 1998, each in the amount of $2,000,000.00; (ii) in four (4) equal quarterly installments, on July 31, 1998, October 31, 1998, January 31, 1999 and April 30, 1999, each in the amount of $2,500,000.00; and (iii) in eight (8) equal quarterly installments, on July 31, 1999, October 31, 1999, January 31, 2000, April 30, 2000, July 31, 2000, October 31, 2000, January 31, 2001 and on the Termination Date, each in the amount of $3,125,000.00.

     (c) TERM NOTES B. Borrower shall repay the outstanding principal amount of the Term Notes B as follows: (i) in five (5) installments, on April 30th of each year, commencing April 30, 1998, and continuing through April 30, 2002, each in the amount of $800,000.00; and (ii) one final installment on the Termination Date, in the outstanding unpaid principal amount of the Term Notes B.

     SECTION 2.4 INTEREST. The unpaid principal amount of all Advances shall bear interest at a varying rate per annum equal from day to day to the lesser of
(a) the Maximum Rate, or (b) the Applicable Rate. If at any time the Applicable Rate for any Advance shall exceed the Maximum Rate, thereby causing the interest accruing on such Advance to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate for such Advance shall not reduce the rate of interest on such Advance below the Maximum Rate until the aggregate amount of interest accrued on such Advance equals the aggregate amount of interest which would have accrued on such Advance if the Applicable Rate had at all times been in effect. Accrued and unpaid interest on the Advances shall be due and payable on each Payment Date and on the Termination Date. Notwithstanding the foregoing, any outstanding principal of any Advance and (to the fullest extent permitted by law) any other amount payable by Borrower under this Agreement or any other Loan Document that is not paid in full when due (whether at stated maturity, by acceleration, or otherwise) shall bear interest at the Default Rate for the period from and including the due date thereof to but excluding the date the same is paid in full. Interest payable at the Default Rate shall be payable from time to time on demand.

     SECTION 2.5   BORROWING PROCEDURE.

     (a) REVOLVING CREDIT LOAN. Borrower shall give the Administrative Agent notice by means of an Advance Request Form of each requested Advance under the Revolving Credit Commitments hereunder at least two (2) Business Days before the requested date of each Eurodollar Advance (and at least one (1) Business Day before the requested date of each Alternate Base Rate Advance), specifying: (a) the requested date of such Advance (which shall be a Business Day); (b) the amount of such Advance; and (c) the duration of the Interest Period for such Advance (if a Eurodollar Advance). The Administrative Agent at its option may accept telephonic requests for Advances under the Revolving Credit Commitments, provided that such acceptance shall not constitute a waiver of the Administrative Agent's right to delivery of an Advance Request Form in connection with subsequent Advances under the Revolving Credit Commitments. Any telephonic request for an Advance under the Revolving Credit Commitments by Borrower shall be promptly confirmed by submission of a properly completed Advance Request Form to the Administrative Agent. Each Advance under the Revolving Credit Commitments shall be in a minimum principal amount of $1,000,000.00 or a greater integral multiple thereof, provided that if such Advance equals the entire remaining unfunded portion of the Revolving Credit Commitments, it may be for any amount. The aggregate principal amount of Eurodollar Advances having the same Interest Period shall be at least equal to $2,500,000.00 or a greater integral multiple of $500,000.00.

     (b) TERM LOANS A AND TERM LOANS B. Borrower shall give the Administrative Agent notice by means of an Advance Request Form of the initial Advance under the Term Loan A and the Term Loan B hereunder at least two (2) Business Days before the requested date thereof, specifying: (a) the requested date of such Advance (which shall be a Business Day); (b) the amount of such Advance; and (c) the duration of the Interest Period for such Advance (if a Eurodollar Advance), provided that any Advance under the Term Loan B shall be a Eurodollar Advance.

     (c) GENERALLY. The Administrative Agent shall notify each Lender of the contents of each Advance Request Form. Not later than 11:00 a.m. Boston, Massachusetts time on the date specified for each Advance hereunder, each Lender will make available to the Administrative Agent at the Principal Office in immediately available funds, for the account of Borrower, its pro rata share of each Advance. After the Administrative Agent's receipt of such funds and subject to the other terms and conditions of this Agreement, the Administrative Agent will make each Advance available to Borrower by depositing the same, in immediately available funds, in a deposit account of Borrower maintained at the Documentation Agent. All notices under this SECTION 2.5(C) shall be irrevocable and shall be given not later than 11:00 a.m. Boston, Massachusetts time on the day which is not less than the number of Business Days specified above for such notice.

     SECTION 2.6   CONTINUATIONS; CONVERSIONS.

     (a) CONTINUATIONS. Borrower shall have the right to Continue Eurodollar Advances by giving the Administrative Agent written notice specifying: (i) the Continuation date; (ii) the amount of the Advance to be Continued; and (iii) the duration of the Interest Period applicable thereto, which notice shall be irrevocable and must be given by Borrower not later than 11:00 a.m. Boston, Massachusetts time at least two (2) Business Days before each such Continuation. The Administrative Agent shall promptly notify each Lender of the contents of each such notice. If Borrower shall fail to give the Administrative Agent the notice as specified above for Continuation of a Eurodollar Advance prior to the end of the Interest Period applicable thereto, such Eurodollar Advance shall be automatically Continued for a one (1) month Interest Period. The existing Eurodollar Advances under the Original Credit Agreement relating to the Term Loans thereunder shall be Continued hereunder relating to the Term Loans A.

     (b) CONVERSIONS. Borrower shall have the right to Convert an Alternate Base Rate Advance at any time to a Eurodollar Advance by giving the Administrative Agent written notice specifying: (i) the Conversion Date; (ii) the amount of the Advance to be Converted; and (iii) the duration of the Interest Period applicable thereto, which notice shall be irrevocable and must be given by Borrower not later than 11:00 a.m. Boston, Massachusetts time at least two (2) Business Days before each such Conversion. The Administrative Agent shall promptly notify each Lender of the contents of each such notice.

     (c) DEFAULT. After the occurrence and during the continuance of a Default, no outstanding Advances may be Converted into, or Continued as, a Eurodollar Advance.

     SECTION 2.7   USE OF PROCEEDS.

     (a) REVOLVING CREDIT LOAN. The proceeds of Advances under the Revolving Credit Commitments shall be used by Borrower (i) for working capital in the ordinary course of business, (ii) to purchase, refurbish or replace equipment to be utilized in lithotripsy operations, (iii) to finance Permitted Acquisitions,
(iv) to the extent permitted by this Agreement, to repurchase outstanding capital stock of Borrower, and (v) to make loans or capital contributions to its Subsidiaries the proceeds of which are used by each such Subsidiary for one or more of the purposes permitted by SUBSECTIONS (i), (ii), (iii), and (iv) of this
SECTION 2.7(a).

     (b) TERM LOANS A AND TERM LOANS B. The proceeds of Advances under the Term Loan A Commitments were used by Borrower to finance the Acquisition of Litho, and the proceeds of Advances under the Term Loan B Commitments shall be used by Borrower to fund other Permitted Acquisitions and for capital expenditures and other working capital purposes.

     SECTION 2.8  FEES.

     (a) Borrower hereby agrees to pay to the Administrative Agent, for the ratable account of each Lender having a Revolving Credit Commitment, a commitment fee on the daily average unused amount of such Lender's Revolving Credit Commitment for the period from and including the date of this Agreement to but excluding the Termination Date, at the per annum rate equal to the Applicable Unused Fee Percentage based on a 365-day or 366-day year, as the case may be, and the actual number of days elapsed. Accrued commitment fees shall be payable in arrears on each Payment Date and on the Termination Date.

     (b) Borrower hereby agrees to pay to the Agents for their own respective accounts, the fees agreed to by Borrower and the Agents pursuant to a side letter agreement with each Agent.

                                  ARTICLE III

                                   PAYMENTS

     SECTION 3.1 METHOD OF PAYMENT. All payments of principal, interest, and other amounts to be paid by Borrower under this Agreement and the other Loan Documents shall be paid to the Administrative Agent at the Principal Office for the account of each Lender's Applicable Lending Office in Dollars and in immediately available funds, without setoff, deduction, or counterclaim, not later than 1:00 p.m. Boston, Massachusetts time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Borrower shall, at the time of making each such payment, specify to the Administrative Agent the sums payable by Borrower under this Agreement and the other Loan Documents to which such payment is to be applied (and in the event that Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may apply such payment to the Obligations in such order and manner as it may elect in its sole discretion, subject to
SECTION 3.4). Each payment received by the Administrative Agent under this Agreement or any other Loan Document for the account of a Lender shall be paid promptly to such Lender, in immediately available funds, for the account of such Lender's Applicable Lending Office. Whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and commitment fee, as the case may be.

     SECTION 3.2 OPTIONAL PREPAYMENT. Borrower may, upon at least three (3) Business Days' prior notice to the Administrative Agent, prepay the Revolving Notes and the Term Notes A in whole or in part at any time or from time to time without premium or penalty but with accrued interest to the date of prepayment on the amount so prepaid, provided that (a) Eurodollar Advances prepaid on a day other than the last day of the Interest Period for such Advances shall include the additional compensation, if any, required by SECTION 4.5, and (b) each partial prepayment shall be in the amount of the aggregate remaining outstanding principal amount of the Eurodollar Advances or in the principal amount of $1,000,000.00 or a greater integral multiple thereof. All notices under this
SECTION 3.2 shall be irrevocable and must be given by Borrower not later than 11:00 a.m. Boston, Massachusetts time on the day which is not less than the number of Business Days specified above for such notice. Optional prepayments of the Term Notes B must be proposed to be made by Borrower pro rata with the Term Notes A. So long as the outstanding principal amount of the Term Notes A on the date of any proposed prepayment exceeds the pro rata portion of the proposed prepayment to be applied to the Term Notes A, any Lender holding Term Notes B may elect to be excluded from the pro rata sharing of any optional prepayment made by Borrower under this SECTION 3.2, and any such prepayment shall not reduce the outstanding principal balances of the Term Notes B, but shall be applied pro rata to the Term Notes A. Such election shall be made in a writing signed by each such electing Lender who holds Term Notes B and delivered to the Administrative Agent before the date fixed for such prepayment. Optional prepayments shall be applied to the applicable Notes as set forth in SECTION 3.9.

     SECTION 3.3   MANDATORY PREPAYMENTS.

     (a)  REVOLVING CREDIT NOTES.

          (i) ASSET SALES. Immediately upon the receipt of the proceeds thereof, Borrower shall prepay the Revolving Credit Notes in an amount equal to the net proceeds of any sale, liquidation or disposition of any assets of any Company (other than the Partnerships or the assets of the Partnerships), where such net proceeds exceed $100,000.00.

          (ii) SALE OR ISSUANCE OF CAPITAL STOCK OR DEBT. Immediately upon the receipt of the proceeds thereof, Borrower shall prepay the Revolving Credit Notes in an amount equal to fifty percent (50%) of any Issuance Proceeds.

          (iii) AMERICAN PHYSICIANS SERVICE GROUP. Immediately upon the receipt of the proceeds of any disposition of the stock of American Physicians Service Group, Inc. held by any Company, Borrower shall prepay the Revolving Credit Notes in an amount equal to excess of (A) the net proceeds of any disposition, over (B) an amount equal to two dollars ($2.00) per share sold or disposed.

          (iv) APPLICATION OF MANDATORY PREPAYMENTS. Any such mandatory prepayments of the Revolving Credit Notes shall be applied to the Revolving Credit Notes on a pro rata basis based upon the outstanding principal balances of such Notes as of the date of payment. Any such prepayments shall not reduce the Revolving Credit Commitments.

     (b)  TERM NOTES.

          (i) ASSET SALES BY PARTNERSHIPS. Immediately upon the receipt of the proceeds thereof, Borrower shall prepay the Term Notes in an amount equal to the net proceeds of any sale, liquidation or disposition of any Partnership or of any assets of any Partnership; provided that such net proceeds shall be limited to Borrower's or its Wholly-Owned Subsidiary's pro rata portion of such net proceeds; and provided further that Borrower shall not be required to prepay the Term Notes to the extent that the net proceeds of any sale, liquidation or disposition of any assets of any Partnership are used by such Partnership to replace such assets with assets of similar character within ninety (90) days of such sale, liquidation or disposition.

          (ii) SALE OR ISSUANCE OF CAPITAL STOCK OR DEBT. Immediately upon the receipt of the proceeds thereof, Borrower shall prepay the Term Notes in an amount equal to the lesser of (A) fifty percent (50%) of any Issuance Proceeds, and (B) the Applicable Payment Amount.

          (iii) EXCESS CASH FLOW. Borrower shall prepay the Term Notes on each April 15 and August 15, commencing April 15, 1997 in amount equal to the lesser of (A) seventy-five percent (75%) of Excess Cash Flow for, in the case of the payment due each April 15, the period from the preceding July 1 though December 31, and in the case of the payment due each August 15, the period from the preceding January 1 through June 30, fiscal quarter, and
     (B) the Applicable Payment Amount.

          (iv) APPLICATION OF MANDATORY PREPAYMENTS. Subject to SECTION 3.9(a)(iv) below, any mandatory prepayments of the Term Notes shall be applied to the Term Notes on a pro rata basis based upon the aggregate outstanding principal balances of such Notes owing to each Lender as of the date of payment.

     SECTION 3.4 PRO RATA TREATMENT. Except to the extent otherwise provided herein: (a) the making and Continuation of Advances under the Revolving Credit Commitment and the Term Loan A shall be made pro rata among the Lenders according to the amounts of their respective Revolving Credit Commitments or Term Loan A Commitments, as the case may be; (b) the making and Continuation of Advances under the Term Loan B shall be made pro rata among the Lenders according to the amounts of their respective Term Loan B Commitments; (c) each termination or reduction of the Revolving Credit Commitments under SECTION 2.1(c) or otherwise shall be applied to the Revolving Credit Commitments of the Lenders pro rata, according to their respective unused Revolving Credit Commitments; and (d) each payment and prepayment of principal of or interest on Advances by Borrower shall be made to the Administrative Agent for the account of the applicable Lenders in accordance with SECTION 3.9.

     SECTION 3.5 NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE AGENT. Unless the Administrative Agent shall have been notified by a Lender or Borrower (the "PAYOR") prior to the date on which such Lender is to make payment to the Administrative Agent of the proceeds of an Advance to be made by it hereunder or Borrower is to make a payment to the Administrative Agent for the account of one or more of the Lenders, as the case may be (such payment being herein called the "REQUIRED PAYMENT"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient of such payment shall, on demand, return to the Administrative Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such period.

     SECTION 3.6 WITHHOLDING TAXES. All payments by Borrower of principal of and interest on the Advances and of all fees and other amounts payable under any Loan Document are payable without deduction for or on account of any present or future taxes, duties or other charges levied or imposed by the United States of America or by the government of any jurisdiction outside the United States of America or by any political subdivision or taxing authority of or in any of the foregoing through withholding or deduction with respect to any such payments.
If any such taxes, duties or other charges are so levied or imposed, Borrower will pay additional interest or will make additional payments in such amounts so that every net payment of principal of and interest on the Advances and of all other amounts payable by any of them under any Loan Document, after withholding or deduction for or on account of any such present or future taxes, duties or other charges, will not be less than the amount provided for herein or therein, provided that Borrower shall have no obligation to pay such additional amounts to any Lender to the extent that such taxes, duties, or other charges are levied or imposed by reason of the failure of such Lender to comply with the provisions of SECTION 3.7. Borrower shall furnish promptly to the Administrative Agent for distribution to each affected Lender, as the case may be, official receipts evidencing any such withholding or reduction.

     SECTION 3.7 WITHHOLDING TAX EXEMPTION. Each Lender that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to Borrower and the Administrative Agent two (2) duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender is entitled to receive payments from Borrower under any Loan Document, without deduction or withholding of any United States federal income taxes or (b) if such Lender is claiming exemption from United States withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest," a Form W-8, or any successor form prescribed by the Internal Revenue Service, and a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of section 864(d)(4) of the Code). Each Lender which so delivers a W-8, Form 1001 or 4224 further undertakes to deliver to Borrower and the Administrative Agent two (2) additional copies of such form (or a successor form) on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by Borrower or the Administrative Agent, in each case certifying that such Lender is entitled to receive payments from Borrower under any Loan Document without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises Borrower and the Administrative Agent that it is not capable of receiving such payments without any deduction or withholding of United States federal income tax.

     SECTION 3.8   COMPUTATION OF INTEREST.  Interest on the Eurodollar
Advances shall be computed on the basis of a year of 360 days. Interest on Alternate Base Rate Advances and all other amounts payable by Borrower hereunder shall be computed on the basis of a year of 365 or 366 days, as the case may be.

     SECTION 3.9   ORDER OF APPLICATION.

     (a)  NO DEFAULT. Prior to the occurrence of an Event of Default:

          (i) any voluntary payment may (except as otherwise provided herein) be applied, at the option of Borrower, to either the Revolving Notes or the Term Notes;

          (ii) any payment (whether voluntary or mandatory) of the Revolving Notes shall be applied to the Revolving Notes on a pro rata basis based upon the outstanding principal balances of the Revolving Notes as of the date of payment;

          (iii) any voluntary or mandatory payment of the Term Notes A, together with any portion of any voluntary or mandatory prepayment of the Term Notes B to the extent the Lenders having Term Loan B Commitments elect not to share in the prepayment shall be applied to the Term Notes A on a pro rata basis based upon the outstanding principal balances of the Term Notes A as of the date of payment, and (x) voluntary prepayments shall be applied to reduce the payments required by SECTION 2.3(b) on a pro rata basis, and (y) mandatory prepayments shall be applied to reduce the payments required by SECTION 2.3(b) in the inverse order of maturity;

          (iv) so long as the outstanding principal amount of the Term Notes A on the date of any proposed voluntary or mandatory prepayment exceeds the pro rata portion of the proposed voluntary or mandatory prepayment to be applied to the Term Notes A, then any Lender having Term Notes B may elect to be excluded from the pro rata sharing of any voluntary or mandatory prepayment made by Borrower hereunder, any such prepayment shall not reduce the outstanding principal balances of the Term Notes B, but shall be applied pro rata to the Term Notes A. Such election shall be made in writing signed by each such electing Lender who holds Term Notes B and delivered to the Administrative Agent before the date fixed for such prepayment.

          (v) any voluntary or mandatory payment of the Term Notes B shall be applied to the Term Notes B on a pro rata basis (provided that to the extent that any Lenders having Term Loan B Commitments elect not to share in any voluntary or mandatory prepayment, the prepayments which would have otherwise been payable to them shall be applied to the Term Notes A as set forth in SECTION 3.9(iii) and (iv) above), based upon the outstanding principal balances of the Term Notes B as of the date of payment, and such voluntary prepayments shall be applied to reduce the payments required by
     SECTION 2.3(c) on a pro rata basis, and any mandatory payment of the Term Notes B shall be applied to reduce the payments required by SECTION 2.3(c), in the inverse order of maturity.

     (b) AFTER DEFAULT. After the occurrence and during the continuance of an Event of Default, any payment or proceeds of Collateral shall be applied shall be applied in the following order: (i) to all fees and expenses for which Agents or Lenders have not been paid or reimbursed in accordance with the Loan Documents (and if such payment is less than all unpaid or unreimbursed fees and expenses, then the payment shall be paid against unpaid and unreimbursed fees and expenses in the order of incurrence or due date); (ii) to accrued interest on the Revolving Notes and the Term Notes on a pro rata basis, based upon the outstanding principal balances of such Notes as of the date of payment; and
(iii) to the principal of the Revolving Notes and the Term Notes on a pro rata basis, based upon the outstanding principal balances of such Notes as of the date of payment, and any such prepayments of the Term Notes shall be applied to reduce the payments required by SECTION 2.3(b) and SECTION 2.3(c), respectively, in such order as shall be determined by the Administrative Agent in its sole discretion.

     (c) APPLICATION TO ADVANCES. Subject to the foregoing, and so long as no Event of Default has occurred and is continuing, payments of principal of any Note shall be applied to such outstanding Alternate Base Rate Advances and Eurodollar Advances under such Note as Borrower shall select; provided, however, that Borrower shall select Alternate Base Rate Advances and Eurodollar Advances to be repaid in a manner designated to minimize the funding loss required to be paid pursuant to SECTION 4.5, if any, resulting from such payment; and provided further that if Borrower shall fail to select the Alternate Base Rate Advances and Eurodollar Advances to which such payments are to be applied, or if an Event of Default has occurred and is continuing at the time of such payment, then the Administrative Agent shall be entitled to apply the payment to such Advances in the manner in which it shall deem appropriate in its sole discretion.

                                  ARTICLE IV

                        YIELD PROTECTION AND ILLEGALITY

     SECTION 4.1   ADDITIONAL COSTS.

     (a) Borrower hereby agrees to pay directly to each Lender from time to time such amounts as such Lender may determine to be necessary to compensate it for any costs incurred by such Lender which such Lender determines are attributable to its making or maintaining any Eurodollar Advances hereunder or its obligation to make any of such Advances hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any such Advances or such obligation (such increases in costs and reductions in amounts receivable being herein called "ADDITIONAL COSTS"), resulting from any Regulatory Change which:

          (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Notes in respect of any of such Advances (other than (1) taxes imposed on the overall net income of such Lender or its Applicable Lending Office for any of such Advances, (2) franchise or similar taxes of such Lender, and (3) amounts withheld pursuant to the last sentence of SECTION 3.7);

          (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio, or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender; or

          (iii) imposes any other Additional Cost affecting this Agreement or the Notes or any of such extensions, of credit or liabilities or commitments.

Each Lender will notify Borrower of any event occurring after the date of this Agreement which will entitle such Lender to compensation pursuant to this
SECTION 4.1(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will designate a different Applicable Lending Office for the Advances affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, violate any law, rule, or regulation or be in any way disadvantageous to such Lender, provided that such Lender shall have no obligation to so designate an Applicable Lending Office located outside the United States of America. Each Lender will furnish Borrower with a certificate setting forth the basis and the amount of each request of such Lender for compensation under this SECTION 4.1(a). If any Lender requests compensation from Borrower under this SECTION 4.1(a), Borrower may, by notice to such Lender (with a copy to the Administrative Agent) suspend the obligation of such Lender to make or Continue making Eurodollar Advances until the Regulatory Change giving rise to such request ceases to be in effect (in which case such Lender's Eurodollar Advances shall be Converted to Alternate Base Rate Advances in accordance with the provisions of SECTION 4.4).

     (b)  Without limiting the effect of the foregoing provisions of this
SECTION 4.1, in the event that, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on Eurodollar Advances is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes Eurodollar Advances or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to Borrower (with a copy to the Administrative Agent), the obligation of such Lender to make or Continue making Eurodollar Advances hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case such Lender's Eurodollar Advances shall be Converted to Alternate Base Rate Advances in accordance with the provisions of SECTION 4.4).

     (c)  Determinations and allocations by any Lender for purposes of this
SECTION 4.1 of the effect of any Regulatory Change on its costs of maintaining its obligations to make Advances or of making or maintaining Advances or on amounts receivable by it in respect of Advances, and of the additional amounts required to compensate such Lender in respect of any Additional Costs, shall be conclusive, absent manifest error and provided that such determinations and allocations are made on a reasonable basis.

     SECTION 4.2 LIMITATION ON EURODOLLAR ADVANCES. Anything herein to the contrary notwithstanding, if with respect to any Eurodollar Advance for any Interest Period therefor:

     (a) The Administrative Agent determines (which determination shall be conclusive absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "EURODOLLAR RATE" in SECTION
1.1 are not being provided in the relative amounts or for the relative maturities for purposes of determining the rate of interest for such Advances as provided in this Agreement; or

     (b) The Required Lenders determine (which determination shall be conclusive absent manifest error) and notify the Administrative Agent that the rate of interest referred to in the definition of "EURODOLLAR RATE" in SECTION
1.1 on the basis of which the rate of interest for such Advances for such Interest Period is to be determined do not accurately reflect the cost to the Lenders of making or maintaining such Advances for such Interest Period;

then the Administrative Agent shall give Borrower prompt notice thereof specifying the relevant amounts or periods, and so long as such condition remains in effect, the Lenders shall be under no obligation to make or Continue additional Eurodollar Advances and Borrower shall, on the last day(s) of the then-current Interest

Period(s) for the outstanding Eurodollar Advances, prepay such Eurodollar Advances or Convert them to Alternate Base Rate Advances in accordance with
SECTION 4.4.

     SECTION 4.3 ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to (a) honor its obligation to make Eurodollar Advances hereunder, or (b) maintain Eurodollar Advances hereunder, then such Lender shall promptly notify Borrower (with a copy to the Administrative Agent) thereof and such Lender's obligation to make or maintain Eurodollar Advances shall be suspended until such time as such Lender may again make and maintain Eurodollar Advances (in which case such Lender's Eurodollar Advances shall be Converted to Alternate Base Rate Advances in accordance with the provisions of
SECTION 4.4).

     SECTION 4.4 TREATMENT OF EURODOLLAR ADVANCES. If the Eurodollar Advances of any Lender are to be Converted pursuant to SECTION 4.1, 4.2 or 4.3, such Lender's Eurodollar Advances shall be automatically Converted into Alternate Base Rate Advances on the last day(s) of the then current Interest Period(s) for the Eurodollar Advances (or, in the case of a Conversion required by SECTION 4.1(b) or 4.3(b), on such earlier date as such Lender may specify to Borrower with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in
SECTION 4.1, 4.2 or 4.3 which gave rise to such Conversion no longer exist:

     (a) To the extent that such Lender's Eurodollar Advances have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Lender's Eurodollar Advances shall be applied instead to its Alternate Base Rate Advances; and

     (b) All Advances which would otherwise be made or Continued by such Lender as Eurodollar Advances shall be made as or Converted into Alternate Base Rate Advances.

If such Lender gives notice to Borrower (with a copy to the Administrative Agent) that the circumstances specified in SECTION 4.1, 4.2 or SECTION 4.3 which gave rise to the Conversion of such Lender's Eurodollar Advances pursuant to this SECTION 4.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Advances are outstanding, such Lender's Alternate Base Rate Advances shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Advances to the extent necessary so that, after giving effect thereto, all Eurodollar Advances held by the Lenders holding the same are held pro rata (as to principal amounts and Interest Periods) in accordance with their respective Commitments.

     SECTION 4.5 COMPENSATION. Borrower shall pay to the Administrative Agent, for the account of each Lender, upon the request of such Lender through the Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense incurred by it as a result of:

     (a) Any payment, prepayment or Conversion of a Eurodollar Advance for any reason (including, without limitation, the acceleration of the outstanding Advances pursuant to SECTION 11.2) on a date other than the last day of an Interest Period for such Advance; or

     (b) Any failure by Borrower for any reason (including, without limitation, the failure of any conditions precedent specified in ARTICLE VI to be satisfied) to borrow or prepay a Eurodollar Advance on the date for such borrowing or prepayment, specified in the relevant notice of borrowing or prepayment under this Agreement.

Such compensation shall not exceed the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so paid or not borrowed for the period from the date of such payment or failure to borrow to the last day of the Interest Period for such Advance (or, in the case of a failure to borrow, the Interest Period for such Advance which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Advance provided for herein over (ii) the interest component of the amount such Lender would have bid in the London interbank market for Dollar deposits of leading banks and amounts comparable to such principal amount and with maturities comparable to such period.

     SECTION 4.6 CAPITAL ADEQUACY. If after the date hereof, any Lender shall have determined that the adoption or implementation of any applicable law, rule, or regulation regarding capital adequacy (including, without limitation, any law, rule, or regulation implementing the Basle Accord), or any change therein, or any change in the interpretation or administration thereof by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or compliance by such Lender (or its parent) with any guideline, request, or directive regarding capital adequacy (whether or not having the force of law) of any central bank or other Governmental Authority (including, without limitation, any guideline or other requirement implementing the Basle Accord), has or would have the effect of reducing the rate of return on such Lender's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which such Lender (or its parent) could have achieved but for such adoption, implementation, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within ten (10) Business Days after demand by such Lender (with a copy to the Administrative Agent), which demand shall be delivered by such Lender to Borrower as promptly as practicable after such Lender obtains knowledge of such reduction in its rate of return, Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its parent) for such reduction. A certificate of such Lender claiming compensation under this SECTION and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive, absent manifest error and provided that the determination thereof is made on a reasonable basis. In determining such amount or amounts, such Lender may use any reasonable averaging and attribution methods.

                                   ARTICLE V

                                   SECURITY

     SECTION 5.1 COLLATERAL. To secure the full and complete payment and performance of the Obligations, Borrower shall execute and deliver or cause to be executed and delivered the documents described below covering the property and collateral described therein (which, together with any other property and collateral which may now or hereafter secure the Obligations or any part thereof, is sometimes herein called the "COLLATERAL"):

     (a) Borrower shall execute and deliver to the Administrative Agent, for the benefit of the Lenders, the First Amendment to the Borrower Security Agreement.

     (b) The Guarantors shall execute and deliver to the Administrative Agent, for the benefit of the Lenders, the First Amendment to the Guarantor Security Agreements.

     (c) Pledgors shall execute and deliver to the Administrative Agent, for the benefit of the Lenders, the First Amendment to the Pledge Agreements.

     (d) Borrower shall execute and cause to be executed such further documents and instruments, including without limitation, Uniform Commercial Code financing statements, as the Administrative Agent and the Documentation Agent, in their sole discretion, deem necessary or desirable to evidence and perfect the Administrative Agent's liens and security interests in the Collateral.

     SECTION 5.2 SETOFF. If an Event of Default shall have occurred and is continuing, each Lender is hereby authorized at any time and from time to time, without notice to Borrower (any such notice being hereby expressly waived by Borrower), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of Borrower against any and all of the obligations of Borrower now or hereafter existing under this Agreement, such Lender's Notes, or any other Loan Document, irrespective of whether or not the Administrative Agent or such Lender shall have made any demand under this Agreement or such Lender's Notes or such other Loan Document and although such obligations may be unmatured. Each Lender agrees promptly to notify Borrower (with a copy to the Administrative Agent) after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Lender may have.

     SECTION 5.3 GUARANTIES. Each Guarantor shall unconditionally and irrevocably confirm its guaranty of the payment and performance of the Obligations by execution and delivery of the First Amendment to the Guaranties.

                                  ARTICLE VI

                             CONDITIONS PRECEDENT

     SECTION 6.1 INITIAL ADVANCE. The obligation of each Lender to make its initial Advance is subject to the condition precedent that the Documentation Agent shall have received on or before the day of such Advance all of the following, each dated (unless otherwise indicated) the date hereof, in form and substance satisfactory to the Documentation Agent:

     (a) RESOLUTIONS. Resolutions of the Boards of Directors of Borrower and each Guarantor certified by the Secretary or an Assistant Secretary of each of them which authorize the execution, delivery, and performance by such Company of this Agreement and/or the other Loan Documents to which such Company is or is to be a party;

     (b) INCUMBENCY CERTIFICATE. A certificate of incumbency certified by the Secretary or an Assistant Secretary of Borrower and each Guarantor certifying the names of the officers of each such Company, authorized to sign this Agreement and each of the other Loan Documents to which each such Company is or is to be a party (including the certificates contemplated herein) together with specimen signatures of such officers;

     (c) ARTICLES OF INCORPORATION. The articles of incorporation of Borrower and Litho certified, in the case of Borrower, by the Secretary of State of Delaware, and, in the case of Litho, by the Secretary or an Assistant Secretary of such Company;

     (d) BYLAWS. The bylaws of Borrower and Litho certified by the Secretary or an Assistant Secretary of each such Company;

     (e) GOVERNMENTAL CERTIFICATES. Certificates of the appropriate government officials of the state of incorporation of Borrower and Litho as to the existence and good standing of each of them;

     (f)  NOTES.  The Notes executed by Borrower;

     (g) BORROWER SECURITY AGREEMENT. The Consent, Confirmation and Ratification of Borrower Security Agreement executed by Borrower;

     (h) GUARANTIES. The Consent, Confirmation and Ratification of Guaranty Agreement executed by the Guarantors;

     (i) GUARANTOR SECURITY AGREEMENT. The Consent, Confirmation and Ratification of Guarantor Security Agreements executed by the Guarantors;

     (j) PLEDGE AGREEMENTS. The Consent, Confirmation and Ratification of Pledge and Security Agreements executed by the Pledgors;

     (k) FINANCING STATEMENTS. Uniform Commercial Code financing statements executed by Borrower and each Guarantor and covering the Collateral;

     (l) STOCK CERTIFICATES. Stock certificates evidencing all stock pledged pursuant to the Borrower Security Agreement and each Guarantor Security Agreement, as applicable, together with stock powers duly executed in blank;

     (m) CERTIFICATES OF TITLE. Original certificates of title, together with executed applications for title, for all vehicles used in connection with the transportation of lithotripters pledged pursuant to the Borrower Security Agreement and the Guarantor Security Agreements;

     (n)  INSURANCE POLICIES.  Copies of all insurance policies required by
SECTION 8.5, together with loss payee endorsements in favor of the Administrative Agent, for the benefit of the Lenders, with respect to all insurance policies covering Collateral;

     (o) UCC AND TAX AND JUDGMENT LIEN SEARCHES. The results of Uniform Commercial Code searches showing all financing statements and other documents or instruments, and tax and judgment lien searches showing all tax and judgment liens, on file against Borrower and Litho in such jurisdictions as the Administrative Agent shall require, such searches to be as of a date no more than twenty (20) days prior to the date of the initial Advance;

     (p) PERFECTION CERTIFICATE. A Perfection Certificate, in substantially the form of EXHIBIT F hereto, properly completed and signed by the Chief Executive or Chief Financial Officer or Vice President-Finance of Borrower and the Guarantors;

     (q) OPINION OF COUNSEL. Favorable opinions as to the matters set forth in EXHIBIT G hereto of (i) Small, Craig & Werkenthin, special Texas legal counsel to Borrower and the Guarantors, and (ii) Bingham Dana & Gould, special Massachusetts legal counsel to the Agents and the Lenders;

     (r) ATTORNEYS' FEES AND EXPENSES. Evidence that the costs and expenses (including attorneys' fees) referred to in SECTION 13.1, to the extent incurred, shall have been paid in full by Borrower;

     (s) FEES. Borrower shall have paid to the Agents for their own account, the fees owed by Borrower to the Agents pursuant to the letter agreements of even date herewith between Borrower and the Agents; and

     (t) FEDERAL RESERVE BOARD FORM U-1. For the Administrative Agent a properly completed Federal Reserve Board Form U-1 duly executed by each Company pledging stock of another Company.

     SECTION 6.2 ALL ADVANCES. The obligation of each Lender to make any Advance (including the initial Advance) is subject to the following additional conditions precedent:

     (a) ADVANCE REQUEST FORM. The Administrative Agent shall have received, in accordance with SECTION 2.5, an Advance Request Form executed by an authorized officer of Borrower;

     (b) NO DEFAULT. No Default shall have occurred and be continuing, or would result from such Advance;

     (c) REPRESENTATIONS AND WARRANTIES. All of the representations and warranties contained in ARTICLE VII hereof and in each of the other Loan Documents shall be true and correct on and as of the date of such Advance with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties speak to a specific date or the facts on which such representations and warranties are based have been changed by transactions contemplated by the Loan Documents; and

     (d) ADDITIONAL DOCUMENTATION. The Administrative Agent shall have received such additional approvals, opinions, or documents as are required by the terms and provisions of this Agreement or any other Loan Document.

                                  ARTICLE VII

                        REPRESENTATIONS AND WARRANTIES

     To induce the Agents and the Lenders to enter into this Agreement, Borrower hereby represents and warrants to the Agents and the Lenders that:

     SECTION 7.1   EXISTENCE.

     (a) CORPORATE EXISTENCE. Each of the Companies (other than the Partnerships): (a) is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a material adverse effect on the business, condition (financial or otherwise), operations, or properties of the Companies taken as a whole, Borrower, or any Material Subsidiary. Each Company has the corporate power and authority to execute, deliver, and perform its obligations under this Agreement and the other Loan Documents to which it is or may become a party.

     (b) PARTNERSHIP EXISTENCE. Each of the Partnerships: (a) is a general partnership, limited partnership or limited liability company, as appropriate, duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation; (b) has all requisite partnership power and authority or company power and authority, as appropriate, to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a material adverse effect on the business, condition (financial or otherwise), operations, or properties of the Companies taken as a whole, Borrower, or any Material Subsidiary.

     SECTION 7.2 FINANCIAL STATEMENTS. Borrower has delivered to the Administrative Agent audited consolidated financial statements of the Companies as of and for the fiscal year ended December 31, 1996, and unaudited consolidated financial statements of Borrower for the one (1) month period ended January 31, 1997. Such financial statements have been prepared in accordance with GAAP, and fairly present, on a consolidated basis, the financial condition of the Companies and Litho and the Partnerships, as appropriate, as of the respective dates indicated therein and the results of operations for the respective periods indicated therein. There has been no material adverse change in the business, condition (financial or otherwise), operations, or properties of the Companies taken as a whole, Borrower, or any Material Subsidiary since the effective date of the most recent financial statements referred to in this SECTION.

     SECTION 7.3 CORPORATE ACTION: NO BREACH. The execution, delivery, and performance by each Company of this Agreement and the other Loan Documents to which such Company is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite corporate action (or, if such Company is a partnership, then partnership action) on the part of such Company and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the articles of incorporation or bylaws of such Company (or, if such Company is a partnership, then the partnership agreement of such Company), (ii) any material applicable law, rule, or regulation or any material order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any material agreement or instrument to which such Company is a party or by which such Company or any of its property is bound or subject (other than agreements and instruments relating to Debt which will be paid off with the proceeds of the initial Advance), or (b) constitute a material default under any such agreement or instrument (other than agreements and instruments relating to Debt which will be paid off with the proceeds of the initial Advance), or result in the creation or imposition of any Lien (except as provided in ARTICLE V) upon any of the revenues or assets of any of the Companies.

     SECTION 7.4 OPERATION OF BUSINESS. Each of the Companies possesses all licenses, permits, franchises, patents, copyrights, trademarks, and tradenames, or rights thereto, necessary to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted. None of the Companies is in violation of any valid rights of others with respect to any of the foregoing (except where the failure to do so would not have a material adverse effect on the business, condition (financial or otherwise), operations or properties of the Companies taken as a whole, Borrower, or any Material Subsidiary).

     SECTION 7.5 LITIGATION AND JUDGMENTS. As of the date hereof, except as disclosed on SCHEDULE 7.5 hereto, there is no action, suit, investigation, or proceeding before or by any Governmental Authority or arbitrator pending, or to the knowledge of Borrower, threatened against or affecting any of the Companies, that would, if adversely determined, have a material adverse effect on the business, condition (financial or otherwise), operations or properties of the Companies taken as a whole, Borrower, or any Material Subsidiary or the ability of Borrower to pay and perform the Obligations. There are no outstanding judgments against any Company.

     SECTION 7.6 RIGHTS IN PROPERTIES; LIENS. Each of the Companies has good and indefeasible title to or valid leasehold interests in their respective material properties and assets, real and personal, including the properties, assets, and leasehold interests reflected in the financial statements described in SECTION 7.2, and none of the properties, assets, or leasehold interests of any Company is subject to any Lien, except as permitted by SECTION 9.2.

     SECTION 7.7 ENFORCEABILITY. This Agreement constitutes, and the other Loan Documents to which Borrower is a party, when delivered, shall constitute the legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights. The Loan Documents to which each Guarantor is a party, when delivered, shall constitute the legal, valid, and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

     SECTION 7.8 APPROVALS. No authorization, approval, or consent of, and no filing or registration with, any Governmental Authority or third party is or will be necessary for the execution, delivery, or performance by Borrower or any Guarantor of this Agreement and the other Loan Documents to which Borrower or any Guarantor is or may become a party or for the validity or enforceability thereof.

     SECTION 7.9 DEBT. As of the date hereof, the Companies have no Debt, except as disclosed on SCHEDULE 7.9.

     SECTION 7.10 TAXES. The Companies have filed or extended all tax returns (federal, state, and local) required to be filed, including all income, franchise, employment, property, and sales tax returns, and have paid all of their respective liabilities for taxes, assessments, governmental charges, and other levies that are due and payable. Except as previously disclosed to the Administrative Agent in writing, no Company knows of any pending investigation of any of them by any taxing authority or of any pending but unassessed tax liability of any of them.

     SECTION 7.11 USE OF PROCEEDS; MARGIN SECURITIES. No Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock, except for purchases of Borrower's capital stock permitted by SECTION 9.4 hereof.

     SECTION 7.12 ERISA. The Companies are in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan. No notice of intent to terminate a Plan has been filed, nor has any Plan been terminated. No circumstances exist which constitute grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings. None of the Companies nor any ERISA Affiliate has completely or partially withdrawn from a Multi-employer Plan. The Companies and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans, and the present value of all vested benefits under each Plan does not exceed the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation, date of the Plan and in accordance with ERISA. None of the Companies nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA.

     SECTION 7.13 DISCLOSURE. All factual information (taken as a whole) furnished by or on behalf of Borrower in writing to any Agent or any Lender (including, without limitation, all factual information contained in the Loan Documents) for purposes of or in connection with this Agreement, the other Loan

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Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Borrower in writing will be, true and accurate in all material respects on the date as of which such factual information is dated or certified and is not (and such factual information (taken as a whole) hereafter furnished will not be) incomplete by omitting to state any facts necessary to make such factual information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such factual information was provided.

     SECTION 7.14 SUBSIDIARIES; PARTNERSHIPS. Each of the Guarantors is a direct or indirect wholly-owned Subsidiary of Borrower, and as of the date hereof, together with the Partnerships listed on SCHEDULE 3, constitute all of the Subsidiaries of Borrower. SCHEDULE 7.14.1, as the same may be amended from time to time to reflect transactions permitted by this Agreement, sets forth the outstanding shares of capital stock (or other ownership interests) and the name of each shareholder of each of the Subsidiaries of Borrower. All of the outstanding capital stock of Borrower and each of its Subsidiaries has been validly issued, is fully paid, and is nonassessable. SCHEDULE 7.14.2, as the same may be amended from time to time to reflect transactions permitted by this Agreement, sets forth the outstanding partnership interests of the Partnerships owned by each of the Companies.

     SECTION 7.15 AGREEMENTS. Except as set forth on SCHEDULE 7.15, none of the Companies is a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction which could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations or properties of the Companies taken as a whole, Borrower, or any Material Subsidiary or the ability of Borrower or any Guarantor to pay and perform its obligations under the Loan Documents to which it is a party. None of the Companies is in default in any material respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument to which it is a party, which default, in the aggregate with all such other defaults, would have a material adverse affect on the business, condition (financial or otherwise), operations or properties of the Companies taken as a whole, Borrower, or any Material Subsidiary.

     SECTION 7.16  COMPLIANCE WITH LEGAL REQUIREMENTS; GOVERNMENTAL
AUTHORIZATIONS.

     (a) Except as set forth in SCHEDULE 7.16.1: (i) each Company is in compliance in all material respects with each Legal Requirement that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its assets; and (ii) no Company has received any notice or other communication from any Governmental Authority or other Person of any event or circumstance which could constitute a violation of, or failure to comply with, any Legal Requirement.

     (b) Except as set forth in SCHEDULE 7.16: (i) each Company is in material compliance with all of the terms and requirements of each Governmental authorization held by such Company; (ii) no Company has received any notice or other communication from any Governmental Authority or other Person of, any event or circumstance which could constitute a violation of, or failure to comply with, any term or requirement of any Governmental Authorization, or of any actual or potential revocation, withdrawal, cancellation or termination of, or material modification to, any Governmental Authorization; (iii) all applications required to have been filed for the renewal of any required Governmental Authorizations have been duly filed on a timely basis with the appropriate Governmental Authorities, and all other filings required to have been made with respect to such Governmental Authouly made on a timely basis with the appropriate Governmental Authorities; (iv) all Governmental Authorizations of the Companies are transferable to the Companies; (v) upon consummation of the transactions contemplated hereby, the Companies will lawfully hold all such Governmental Authorizations; and (vi) none of such Governmental Authorizations will terminate upon consummation of the transactions contemplated hereby. Except as set forth on SCHEDULE 7.16, each of

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

the Companies possesses the necessary Governmental Authorizations (i) necessary to permit each Company to lawfully conduct and operate its respective business in the manner it currently conducts and operates such business and to permit such Company to own and use its assets in the manner in which it currently owns and uses such assets, and (ii) necessary to permit each Company, upon the consummation of the transactions contemplated hereby, to lawfully conduct and operate its business and to permit each Company to own and use its assets, where the failure to have such Governmental Authorization would have a material adverse effect on the business, condition (financial or otherwise), operations or properties of the Companies taken as a whole, Borrower, or any Material Subsidiary.

     SECTION 7.17 INVESTMENT COMPANY ACT. No Company is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     SECTION 7.18 PUBLIC UTILITY HOLDING COMPANY ACT. No Company is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 7.19 ENVIRONMENTAL MATTERS. Except as disclosed on SCHEDULE 7.19, as the same may be amended from time to time, hereto:

     (a) Each of the Companies and all of their respective properties, assets, and operations are in compliance in all material respects with all Environmental Laws. No Company is aware of, nor have any of them received notice of, any past, present, or future conditions, events, activities, practices, or incidents which may interfere with or prevent the material compliance or continued material compliance of any Company with all material Environmental Laws; and

     (b) The Companies have obtained all material permits, licenses and authorizations that are required under applicable Environmental Laws, and all such permits are in good standing and each Company is in compliance is all material respects with all of the terms and conditions of such permits.

                                 ARTICLE VIII

                              POSITIVE COVENANTS

     Borrower hereby covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder, Borrower will perform and observe each of the following positive covenants:

     SECTION 8.1 REPORTING REQUIREMENTS. Borrower will furnish to the Administrative Agent and each Lender:

     (a) ANNUAL FINANCIAL STATEMENTS. As soon as available, and in any event within ninety-five (95) days after the end of each fiscal year of Borrower, beginning with the fiscal year ending December 31, 1996, a copy of the annual audit report of the Companies for such fiscal year containing, on a consolidated and consolidating basis, balance sheets and statements of income, retained earnings, and cash flow as at the end of such fiscal year and for the twelve
(12)-month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, audited by independent certified public accountants of recognized standing, and accompanied by an opinion of such independent certified public accountants stating that such report has been prepared in accordance with GAAP;

     (b) MONTHLY FINANCIAL STATEMENTS. As soon as available, and in any event within forty (40) days after the end of each month of each fiscal year of Borrower, a copy of an unaudited financial report of the Companies as of the end of such month and for the portion of the fiscal year then ended, containing, on a consolidated and consolidating basis, balance sheets and statements of income, retained earnings, and cash flow, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, certified by the chief financial officer of Borrower to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of the Companies, on a consolidated and consolidating basis, at the date and for the periods indicated therein;

     (c) COMPLIANCE CERTIFICATE. Concurrently with the delivery of each of the financial statements referred to in SECTION 8.1(A) and within forty (40) days after the end of each of the first three (3) fiscal quarters of each fiscal year of Borrower, a certificate of the chief executive or chief financial officer of Borrower, in substantially the form of EXHIBIT H, (i) stating that to such officer's knowledge, no Default has occurred and is continuing, or if a Default has occurred and is continuing, a statement as to the nature thereof and the action that is proposed to be taken with respect thereto, and (ii) showing in reasonable detail the calculations demonstrating compliance with ARTICLE X;

     (d) ACCOUNTS RECEIVABLE AGING REPORT. As soon as available and in any event within forty (40) days after the end of each month, an aged listing of the accounts receivable of each of Borrower and its Subsidiaries as of the end of such month in a form reasonably satisfactory to the Administrative Agent;

     (e) BUSINESS PLAN AND BUDGET. As soon as available and in any event by December 15 of each year, a copy of the annual budget and business plan of Borrower and its Subsidiaries for the upcoming fiscal year, together with details of the assumptions, if any, underlying such budget and business plan;

     (f) MANAGEMENT LETTERS. Promptly upon receipt thereof, a copy of any management letter or written report submitted to any Company by independent certified public accountants with respect to the business, condition (financial or otherwise), operations, or properties of any Company;

     (g) NOTICE OF LITIGATION. Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any Governmental Authority or arbitrator affecting Borrower or any of its Subsidiaries which, if determined adversely to Borrower or any such Subsidiary, could have a material adverse effect on the business, condition (financial or otherwise), options, or properties of Borrower, any Subsidiary or the Companies (taken as a whole);

     (h)  NOTICE OF DEFAULT.  As soon as possible and in any event within five
(5) days after Borrower knows of the occurrence of each Default, a written notice setting forth the details of such Default and the action that Borrower has taken and proposes to take with respect thereto;

     (i) ERISA REPORTS. Promptly after the filing or receipt thereof, copies of all reports, including annual reports, and notices which any Company files with or receives from the PBGC or the U.S. Department of Labor under ERISA; and as soon as possible and in any event within five (5) days after any Company knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC, or any Company has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, a certificate of the chief financial officer of Borrower setting forth the details as to such Reportable Event or Prohibited Transaction or Plan termination and the action that Borrower proposes to take with respect thereto;

     (j) REPORTS TO OTHER CREDITORS. Promptly after the furnishing thereof, copies of any statement or report furnished by Borrower or any of its Subsidiaries to any other creditor to which any Company owes $250,000.00 or more pursuant to the terms of any indenture, loan, or credit or similar agreement and not otherwise required to be furnished to the Administrative Agent and the Lenders pursuant to any other clause of this SECTION;

     (k) PROXY STATEMENTS, ETC. As soon as available, one (1) copy of each financial statement, report, notice or proxy statement sent by Borrower to its stockholders generally and one (1) copy of each regular, periodic or special report, registration statement, or prospectus filed by Borrower with any securities exchange or the Securities and Exchange Commission or any successor agency including, without limitation, all Forms 10-K, 10-Q and 8-K and all other periodic reports required to be filed under the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder;

     (l) PARTNERSHIP LISTS. As soon as available, and in any event (a) within thirty (30) days after the Administrative Agent requests such information from Borrower, a list of the names of each partner of each of the Partnerships and a list of the names and addresses of each partner of each of the Partnerships;

     (m) GOVERNMENTAL AUTHORIZATIONS. Upon the request of the Administrative Agent, but not more often than one (1) time during each fiscal year of Borrower, a complete and accurate list of each Governmental Authorization held by each of Companies or that otherwise relate to the business of, or to any of the assets owned or used by, each of the Companies;

     (n) LITHO AND PARTNERSHIP STATEMENTS. As soon as available, and in any event within forty (40) days after the end of each fiscal quarter of Borrower, beginning with the fiscal quarter ended March 31, 1997, income and cash flow statements for each of the Partnerships on a consolidated and consolidating basis;

     (o) PARTNERSHIP ACTIONS. Promptly after the incurrence thereof, notice of any Partnership's (i) incurrence of Debt, (ii) change in accounting treatment or reporting practices (which change shall not affect any reporting requirements set forth herein or the Loan Documents), except as permitted by GAAP and disclosed to the Administrative Agent, (iii) change in tax reporting treatment, except as permitted by law, (iv) amendment of any partnership agreement or management agreement between such Partnership and any Company and copies of any such amendment certified by an officer of Borrower as being true and correct, and (v) change in its insurance; and

     (p) GENERAL INFORMATION. Promptly, such other information concerning Borrower or any of its Subsidiaries as the Administrative Agent or any Lender may from time to time reasonably request.

     SECTION 8.2 MAINTENANCE OF EXISTENCE; CONDUCT OF BUSINESS. Borrower will preserve and maintain its corporate existence and all of its leases, privileges, licenses, permits, franchises, qualifications, and rights that are necessary or desirable in the ordinary conduct of its business. Borrower will cause each of its Subsidiaries to preserve and maintain its corporate, partnership or other similar existence and all of its leases, privileges, licenses, permits, franchises, qualifications and rights that are necessary or desirable in the ordinary conduct of its business, except, in each case, where failure to do so would not have a material adverse effect on the business, condition (financial or otherwise), operations or properties of the Companies taken as a whole, Borrower, or any Material Subsidiary. Borrower will conduct, and will cause each of its Subsidiaries to conduct, its business in an orderly and efficient manner in accordance with good business practices.

     SECTION 8.3 MAINTENANCE OF PROPERTIES. Borrower will maintain, keep, and preserve, and cause each of its Subsidiaries to maintain, keep, and preserve, all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, except, in each case, as permitted by SECTION 9.8 or 9.9 or where the failure to do so would not have a material adverse effect on the business, condition (financial or otherwise), operations or properties of the Companies taken as a whole, Borrower, or any Material Subsidiary.

     SECTION 8.4 TAXES AND CLAIMS. Borrower will pay or discharge, and will cause each of its Subsidiaries to pay or discharge, at or before maturity or before becoming delinquent (a) all material taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its material property, and (b) all material lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property; provided, however, that no Company shall be required to pay or discharge any tax, levy, assessment, or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established.

     SECTION 8.5 INSURANCE. Borrower will maintain, and will cause each of its Subsidiaries to maintain (except in the case of the Partnerships, in which case Borrower shall maintain for the Partnerships), insurance with financially sound and reputable insurance companies in such amounts and covering such risks as is usually carried by corporations engaged in similar businesses and owning similar properties in the same general areas in which the Companies operate, consistent with past practices of the Companies and to the extent available on commercially reasonable terms, provided that in any event Borrower will maintain and cause each of its Subsidiaries (except in the case of the Partnerships, in which case Borrower shall maintain for the Partnerships) to maintain workmen's compensation insurance, property insurance, comprehensive general liability insurance, professional liability insurance, and business interruption insurance reasonably satisfactory to the Lenders. Each insurance policy covering Collateral shall name the Administrative Agent as loss payee, for the benefit of the Lenders, as its interests may appear and shall provide that such policy will not be canceled or reduced without thirty (30) days' prior written notice to the Administrative Agent. Borrower will annually provide the Administrative Agent with all certificates of insurance evidencing all policies of insurance of Borrower and its Subsidiaries.

     SECTION 8.6 INSPECTION RIGHTS. At any reasonable time and from time to time after reasonable notice to Borrower, Borrower will permit, and will cause each of its Subsidiaries to permit, representatives of the Administrative Agent and each Lender to examine, copy, and make extracts from its books and records, to visit and inspect its properties, and to discuss its business, operations, and financial condition with its officers, and independent certified public accountants. Prior to removing any such copies or extracts from a Company's premises, such Company's representatives shall be provided a reasonable opportunity to review such information and mark or identify it as "confidential" or "confidential information" as reasonably deemed appropriate by such Company.

     SECTION 8.7 KEEPING BOOKS AND RECORDS. Borrower will maintain, and will cause each of its Subsidiaries to maintain, proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

     SECTION 8.8 COMPLIANCE WITH LAWS. Borrower will comply, and will cause each of its Subsidiaries to comply, in all material respects with all material applicable laws, rules, regulations, orders, and decrees of any Governmental Authority or arbitrator.

     SECTION 8.9 COMPLIANCE WITH AGREEMENTS. Borrower will comply, and will cause each of its Subsidiaries to comply, in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or business, except where the failure to do so would not have a material adverse effect on the business, condition (financial or otherwise), operations or properties of the Companies taken as a whole, Borrower, or any Material Subsidiary.

     SECTION 8.10 FURTHER ASSURANCES. Borrower will (a), and will cause each of its Subsidiaries (other than the Partnerships) to, execute and deliver such further agreements and instruments and take such further action as may be reasonably requested by the Administrative Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents and, (b) and will cause each of its Subsidiaries (including the Partnerships) to, create, preserve, and perfect the Liens of the Administrative Agent, for the benefit of the Lenders, in the Collateral.

     SECTION 8.11 ERISA. Borrower will comply, and will cause each of its Subsidiaries to comply, with all minimum funding requirements, and all other material requirements, of ERISA, if applicable, so as not to give rise to any liability thereunder.

      SECTION 8.12 INFORMATION RELATING TO PROPOSED ACQUISITIONS. Borrower will use its best efforts to keep the Administrative Agent and the Lenders informed of the relevant information and status of and will share with the Administrative Agent and the Lenders and provide copies to the extent possible, of all material due diligence information relating to any proposed Acquisition with respect to which Borrower or any Subsidiary enters into a letter of intent or acquisition agreement, during the term of this Agreement.

     SECTION 8.13 AFTER-ACQUIRED SUBSIDIARIES. Concurrently upon the formation or Acquisition by Borrower or any Subsidiary of any Wholly-Owned Subsidiary after the date hereof (pursuant to a Permitted Acquisition or otherwise) (an "AFTER-ACQUIRED SUBSIDIARY"), Borrower shall cause the After-Acquired Subsidiary to deliver articles of incorporation, bylaws, and resolutions (or other corresponding constituent documents) and such opinions as the Administrative Agent shall require and to execute a Guaranty, Guarantor Security Agreement, and Pledge Agreement (if applicable), as shall be required by the Administrative Agent to create first priority Liens in favor of the Administrative Agent, for the benefit of the Lenders, in such After-Acquired Subsidiary's assets, to secure the Obligations.

     SECTION 8.14 SYNDICATION COOPERATION. Borrower acknowledges that the Agents intend promptly to commence to syndicate the Commitments of the Lenders in accordance with the provisions of SECTION 13.6. Borrower agrees to actively assist Agents and their Affiliates in achieving a syndication that is satisfactory to Agents and Borrower and in preparing information requested by Agents in connection with arranging and syndication of the Commitments of the Lenders and to take such other action deemed necessary by Agents or their Affiliates, including the holding of a formal presentation to prospective Lenders to achieve a successful syndication of the Commitments by Agents. The syndication efforts will be accomplished by a variety of means, including the preparation of a confidential information memorandum and other marketing materials, direct contact during the syndication between senior management (including, but not limited to, the chief executive officer, the chief financial officer and treasurer of Borrower) and advisors and Affiliates of Borrower and the proposed syndicate Lenders.

                                  ARTICLE IX

                               NEGATIVE COVENANTS

     Borrower hereby covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder, Borrower will perform and observe the following negative covenants:

     SECTION 9.1 DEBT. Borrower will not incur, create, assume, or permit to exist, nor permit any of its Subsidiaries (other than the Partnerships) to incur, create, assume, or permit to exist, any Debt, except:

     (a)  Debt owed to the Agents and the Lenders pursuant to the Loan
Documents;

     (b)  Existing Debt described on SCHEDULE 7.9 hereto;

     (c)  Debt owed to Borrower or to any Wholly-Owned Subsidiary;

     (d) Debt in an aggregate principal amount not to exceed $250,000.00 at any time outstanding the proceeds of which are used by the Companies to purchase equipment, other than lithotripters;

     (e) Any Company's obligations as general partner of a Partnership for the Debt of such Partnership;

     (f) Any Company's Guarantee of Debt of any Partnership, if such Company is a general partner of such Partnership; and

     (g)  Hedging Agreements as described in SECTION 11.1(M).

     SECTION 9.2 LIMITATION ON LIENS. Borrower will not incur, create, assume, or permit to exist, nor permit any of its Subsidiaries (other than the Partnerships) to incur, create, assume, or permit to exist, any Lien upon any of their respective properties, assets, or revenues, whether now owned or hereafter acquired, except:

     (a)  Liens disclosed on SCHEDULE 9.2;

     (b)  Purchase money Liens securing Debt permitted by SECTION 9.1(d) and
(e);

     (c) Liens in favor of the Administrative Agent, for the benefit of the Lenders;

     (d) Encumbrances consisting of minor easements, zoning restrictions, or other restrictions on the use of real property that do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially impair the ability of Borrower or any of its Subsidiaries to use such assets in their respective businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

     (e) Liens for taxes, assessments, or other governmental charges which are not delinquent or which are being contested in good faith and for which adequate reserves have been established;

     (f) Liens of mechanics, materialmen, warehousemen, carriers, or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business; and

     (g) Liens resulting from good faith deposits to secure payments of workmen's compensation or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, contracts (other than for payment of Debt), or leases made in the ordinary course of business.

     SECTION 9.3 MERGERS, ETC. Except upon the prior written consent of the Required Lenders, Borrower will not become a party to a merger or consolidation, except with another Company where Borrower is the surviving entity. Borrower will not, and will not permit any of its Subsidiaries (other than the

Partnerships) to, wind-up, dissolve or liquidate itself, unless the assets and stock or other ownership interests of the Company being wound up, dissolved or liquidated are transferred to another Company. Except as permitted by SECTION 9.5, Borrower will not, and will not permit any of its Subsidiaries (other than the Partnerships) to, make any Acquisition other than a Permitted Acquisition. Borrower will not, and will not permit any of its Subsidiaries (other than the Partnerships) to, form, incorporate, acquire or make any investment in any Subsidiary, except (a) the Subsidiaries listed on SCHEDULE 7.14.1, (b) Subsidiaries acquired or formed through a Permitted Acquisition, and (c) Wholly-Owned Subsidiaries formed in accordance with SECTION 8.13.

     SECTION 9.4 RESTRICTED PAYMENTS. Borrower will not declare or pay any dividends or make any other payment or distribution (whether in cash, property, or obligations) on account of its capital stock, or redeem, purchase, retire, or otherwise acquire any of its capital stock, or permit any of its Subsidiaries to purchase or otherwise acquire any capital stock of Borrower, or set apart any money for a sinking or other analogous fund for any dividend or other distribution on its capital stock or for any redemption, purchase, retirement, or other acquisition of any of its capital stock; provided, however, that, from the date hereof through and including the Termination Date, Borrower may redeem or retire and/or the Companies may purchase shares of Borrower's capital stock for an aggregate consideration of no more than $750,000.00.

     SECTION 9.5 INVESTMENTS. Borrower will not make, nor permit any of its Subsidiaries (other than the Partnerships) to make, any advance, loan, extension of credit, or capital contribution to or investment in, or purchase or own, or permit any of its Subsidiaries (other than the Partnerships) to purchase or own, any stock, bonds, notes, debentures, or other securities of, any Person, except:

     (a) The Companies, or any of them, may purchase (i) readily marketable direct obligations of the United States of America or any agency thereof with maturities of one year or less from the date of acquisition, (ii) fully insured certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank operating in the United States of America having capital and surplus in excess of $1,000,000,000, and (iii) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one (1) of the two (2) highest rating categories of Standard and Poor's Rating Group, a division of McGraw Hill, Inc., a New York corporation, or Moody's Investors Service, Inc.;

     (b) The Companies, or any of them, may make loans to officers, directors and employees of any of them provided such loans are made in the ordinary course of business, and are in an aggregate principal amount of not more than $200,000.00 at any time outstanding;

     (c) Borrower may continue to hold capital stock of American Physicians Service Group, Inc. held by Borrower on the date hereof; and

     (d) The Companies may create new Subsidiaries, hold stock in Subsidiaries and themselves, and engage in the transactions permitted by SECTION 9.3 hereof, provided that Borrower complies with SECTION 8.13.

     SECTION 9.6 LIMITATION ON ISSUANCE OF CAPITAL STOCK. Borrower will not permit any of its Subsidiaries to at any time issue, sell, assign, or otherwise dispose of (a) any of its capital stock or other ownership interests, (b) any securities exchangeable for or convertible into or carrying any rights to acquire any of its capital stock or other ownership interests, or (c) any option, warrant, or other right to acquire any of its capital stock or other ownership interests; provided, however, that any Subsidiary of Borrower may issue, sell, assign or otherwise dispose of its capital stock or other ownership interests, or securities exchangeable for its capital stock or other ownership interests, to Borrower or any other Wholly-Owned Subsidiary.

     SECTION 9.7 TRANSACTIONS WITH AFFILIATES. Borrower will not enter into, and will not permit any of its Subsidiaries to enter into, any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate of Borrower or any Subsidiary of Borrower, except in the ordinary course of Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to Borrower or such Subsidiary than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of Borrower or such Subsidiary.

     SECTION 9.8 DISPOSITION OF ASSETS. Borrower will not sell, lease, assign, transfer, or otherwise dispose of any of its assets, nor permit any of its Subsidiaries (other than the Partnerships) to do so with any of their respective assets, except (subject to the mandatory prepayments required by SECTION 3.3) (a) inter-Company transfers between Borrower and a Wholly-Owned Subsidiary or between Wholly-Owned Subsidiaries, (b) dispositions of assets, other than lithotripters, in the ordinary course of business for consideration of up to an aggregate amount of $250,000.00 during the term of this Agreement, (and the Administrative Agent agrees to execute and deliver releases of Liens in connection with such dispositions), (c) dispositions by any Company of assets used in connection with cardiac rehabilitation or diagnostic imaging, and (d) dispositions of any tangible assets that are worn or obsolete, provided that such tangible assets are replaced by assets of similar character where the replacement of such asset is necessary or appropriate for the continued conduct of such Company's business as presently conducted.

     SECTION 9.9 SALE AND LEASEBACK. Borrower will not enter into, nor permit any of its Subsidiaries (other than the Partnerships) to enter into, any arrangement with any Person (other than another Company) pursuant to which it leases from such Person equipment used in lithotripsy operations that has been or is to be sold or transferred, directly or indirectly, by it to such Person; provided, however, that the Companies may enter into any arrangement with any Person pursuant to which it leases from such Person real or personal property not used in lithotripsy operations that has been or is to be sold or transferred, directly or indirectly, by it to such Person, in an aggregate amount of up to but not to exceed $250,000.00 during the term of this Agreement.

     SECTION 9.10 PREPAYMENT OF DEBT. Borrower will not prepay, nor permit any of its Subsidiaries to prepay, any Debt, except the Obligations, if such prepayment would result in Borrower being in violation of ARTICLE X hereof.

     SECTION 9.11 NATURE OF BUSINESS. Borrower will not, and will not permit any of its Subsidiaries (other than the Partnerships) to, engage in any business other than the businesses in which they are engaged on the date hereof; provided, however, that Borrower will not and will not permit any of its Subsidiaries (other than the Partnerships) not already in the business of providing non-medical management services to cardiac rehabilitation or diagnostic imaging operations, to engage in either such business.

     SECTION 9.12 ENVIRONMENTAL PROTECTION. Borrower will not, and will not permit any of its Subsidiaries to, conduct any activity or use any of their respective properties or assets in any manner that could reasonably be expected to violate any Environmental Law or create any Environmental Liabilities for which Borrower or any of its Subsidiaries would be responsible.

     SECTION 9.13 ACCOUNTING. Borrower will not, and will not permit any of its Subsidiaries (other than the Partnerships) to, change its fiscal year or make any change (a) in accounting treatment or reporting practices, except as permitted by GAAP and disclosed to the Administrative Agent, or (b) in tax reporting treatment, except as permitted by law.

     SECTION 9.14 AMENDMENT OF PARTNERSHIP AND MANAGEMENT AGREEMENTS. Borrower will not, and will not permit any of its Subsidiaries to, amend any partnership agreements of any of the Partnerships or any management agreements between any Company and any of the Partnerships, if such amendment could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, or properties of the Companies taken as a whole, Borrower, or any Material Subsidiary.

                                   ARTICLE X

                              FINANCIAL COVENANTS

     Borrower hereby covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder, Borrower will perform and observe the following financial covenants:

     SECTION 10.1 TOTAL DEBT TO EBITDA. Borrower will not permit the Total Debt to EBITDA Ratio, determined as of the last day of each fiscal quarter of the Companies and for the four (4) fiscal quarter period then ending, to exceed the ratio set forth opposite such period below:

     ========================================================
                  PERIOD                        RATIO
     --------------------------------------------------------
     January 1, 1997 through December 31, 1997    3.00 to 1.0
     --------------------------------------------------------
     January 1, 1998 through December 31, 1998    2.75 to 1.0
     --------------------------------------------------------
     January 1, 1999 through December 31, 1999    2.25 to 1.0
     --------------------------------------------------------
     January 1, 2000 and thereafter               2.00 to 1.0
     ========================================================

For purposes of this SECTION 10.1, cash flows during the relevant period of any entity acquired by the Companies during such period shall be included in the calculation of EBITDA.

     SECTION 10.2 INTEREST COVERAGE RATIO. Borrower will not permit the Interest Coverage Ratio (a) as of the last day of March 31, 1997, June 30, 1997, September 30, 1997 and December 31, 1997, in each case for the four (4) fiscal quarters then ended, to be less than 3.75 to 1.0, (b) as of the last day of March 31, 1998, June 30, 1998, September 30, 1998 and December 31, 1998, in each case for the four (4) fiscal quarters then ended, to be less than 4.50 to 1.0, and (c) as of the last day of each fiscal quarter of Borrower thereafter, commencing March 31, 1999, to be less than 5.25 to 1.0.

     SECTION 10.3 TOTAL DEBT SERVICE COVERAGE RATIO. Borrower will not permit the Total Debt Service Coverage Ratio (a) as of the last day of each fiscal quarter of Borrower thereafter, commencing March 31, 1997, to be less than 1.30 to 1.0.

     SECTION 10.4 CONSOLIDATED NET WORTH. Borrower shall not permit, as of any date during the following periods, its Consolidated Net Worth to be less than the amount set forth opposite such period below, such amount to be (a) increased on the last day of each successive fiscal quarter of Borrower, beginning March 31, 1997 to and including March 31, 1998, by an amount equal to one hundred percent (100%) of the increase in net worth arising from any Acquisition or equity issuance, and (b) increased on the last day of each successive fiscal quarter of Borrower beginning June 30, 1998, by an amount equal to seventy-five percent (75%) of Consolidated Net Income for such fiscal quarter:

     ===========================================================
                   PERIOD                             AMOUNT
     -----------------------------------------------------------
     Date hereof through March 30, 1997           $65,000,000.00
     -----------------------------------------------------------
     March 31, 1997 through September 29, 1997    $70,000,000.00
     -----------------------------------------------------------
     September 30, 1997 through March 30, 1998    $75,000,000.00
     -----------------------------------------------------------
     March 31, 1998 and thereafter                $75,000,000.00
     ===========================================================

     SECTION 10.5 MINIMUM EBITDA. Borrower will not permit (a) EBITDA for any one (1) fiscal quarter of the Companies to be less than $5,000,000.00, or
(b) EBITDA for any two (2) consecutive fiscal quarters of the Companies to be less than $12,000,000.00.

                                  ARTICLE XI

                                    DEFAULT

     SECTION 11.1 EVENTS OF DEFAULT. Each of the following shall be deemed an "EVENT OF DEFAULT":

     (a) Borrower shall fail to pay when due any amount of principal under any Note.

     (b) Borrower shall fail to pay by the Administrative Agent or any Lender (through the Administrative Agent), any interest on the Advances, any fees due hereunder or under any other Loan Document, or any other part of the Obligations which does not constitute principal under the Notes, and such failure shall continue for three (3) Business Days after such payment became due.

     (c) Any representation or warranty made or deemed made by Borrower or any Obligated Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with this Agreement shall be false, misleading, or erroneous in any material respect when made or deemed to have been made and the effect thereof shall not have been cured within ten (10) Business Days after notice thereof to Borrower by the Administrative Agent or any Lender (through the Administrative Agent).

     (d) Borrower shall fail to perform, observe, or comply with any covenant, agreement, or term contained in ARTICLE X; or Borrower or any Obligated agreement or term contained in SECTION 8.1 (a), (b), (c) or (d), or ARTICLE IX and such failure shall continue for a period of three (3) Business Days after notice thereof to Borrower by the Administrative Agent or any Lender (through the Administrative Agent); or Borrower or any Obligated Party shall fail to perform, observe br comply with any other covenant, agreement, or term contained in this Agreement or any other Loan Document (other than covenants to pay the Obligations) and such failure shall continue for a period of ten (10) Business Days after notice thereof to Borrower by the Administrative Agent or any Lender (through the Administrative Agent).

     (e) Any Company shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing.

     (f) An involuntary proceeding shall be commenced against any Company seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of forty-five (45) days.

     (g)  Any Company shall fail to discharge within a period of forty-five
(45) days after the commencement thereof any attachment, sequestration, or similar proceeding or proceedings, including without limitation any order of forfeiture, seizure or divestiture (whether under RICO or otherwise) involving an aggregate amount in excess of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) against any of its assets or properties.

     (h) A final judgment or judgments for the payment of money in excess of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) in the aggregate shall be rendered by a court or courts against any Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within forty-five (45) days from the date of entry thereof and such Company shall not, within said period of forty-five (45) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

     (i) Any Company shall fail to pay when due any principal of or interest on Debt in an aggregate principal amount of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) or more (other than the Obligations), or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof, or any event shall have occurred that permits (or, with the giving of notice or the lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

     (j) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by Borrower, any Subsidiary of Borrower, any Obligated Party or any of their respective shareholders, or Borrower or any Obligated Party shall deny that it has any further liability or obligation under any of the Loan Documents, or any Lien or security interest created by the Loan Documents shall for any reason cease to be a valid, first priority perfected security interest in and Lien upon any of the Collateral purported to be covered thereby.

     (k) Any of the following events shall occur or exist with respect to Borrower or any ERISA Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan; (iii) the filing under
Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; or (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multi-employer Plan or the reorganization, insolvency, or termination of any Multi-employer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of the Required Lenders subject Borrower, or any of its Subsidiaries, to any tax, penalty, or other liability to a Plan, a Multi-employer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00).

     (l)  Any Change in Control shall occur.

     (m) Borrower shall fail to deliver to the Administrative Agent, for the benefit of the Lenders, interest rate hedging or other protection agreements (a "HEDGING AGREEMENT") with a Lender or other person reasonably acceptable to the Agents in a notional amount of at least Twenty Million and 00/100 Dollars ($20,000,000.00) in addition to the existing Hedging Agreements in the notional amount of Twenty Million and 00/100 Dollars ($20,000,000.00) for a duration of at least three (3) years, assuring that the net interest cost on such amount is fixed, capped or hedged, in form and substance acceptable to the Administrative Agent within ninety (90) days of the date hereof.

     SECTION 11.2 REMEDIES. If any Event of Default shall occur and be continuing, the Administrative Agent may (and if directed by the Required Lenders, shall) do any one or more of the following:

          (a) ACCELERATION. Declare all outstanding principal of and accrued and unpaid interest on the Notes and all other obligations of Borrower under the Loan Documents immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrower;

          (b) TERMINATION OF COMMITMENTS. Terminate the Commitments without notice to Borrower;

          (c)   JUDGMENT.  Reduce any claim to judgment;

          (d) FORECLOSURE. Foreclose or otherwise enforce any Lien granted to the Administrative Agent for the benefit of itself and the Lenders to secure payment and performance of the Obligations in accordance with the terms of the Loan Documents; and

          (e) RIGHTS. Exercise any and all rights and remedies afforded by the laws of the Commonwealth of Massachusetts or any other jurisdiction, by any of the Loan Documents, by equity, or otherwise;

provided, however, that upon the occurrence of an Event of Default under SUBSECTION (e) or (f) of SECTION 11.1, the Commitments of all of the Lenders shall automatically terminate, and the outstanding principal of and accrued and unpaid interest on the Notes and all other obligations of Borrower under the Loan Documents shall thereupon become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrower.

     SECTION 11.3 PERFORMANCE BY THE ADMINISTRATIVE AGENT. If Borrower shall fail to perform any covenant or agreement in accordance with the terms of the Loan Documents, the Administrative Agent may, at the direction of the Required Lenders, perform or attempt to perform such covenant or agreement on behalf of Borrower. In such event, Borrower shall, at the request of the Administrative Agent, promptly pay any amount expended by the Administrative Agent or the Lenders in connection with such performance or attempted performance to the Administrative Agent at the Principal Office, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither the Administrative Agent nor any Lender shall have any liability or responsibility for the performance of any obligation of Borrower under this Agreement or any of the other Loan Documents.

                                  ARTICLE XII

                            THE ADMINISTRATIVE AGENT

     SECTION 12.1 APPOINTMENT, POWERS AND IMMUNITIES. In order to expedite the various transactions contemplated by this agreement, the Lenders hereby irrevocably appoint and authorize FNBB to act as their Administrative Agent hereunder and under each of the other Loan Documents. FNBB consents to such appointment and agrees to perform the duties of the Administrative Agent as specified herein. The Lenders authorize and direct the Administrative Agent to take such action in their name and on their behalf under the terms and provisions of the Loan Documents and to exercise such rights and powers thereunder as are specifically delegated to or required of the Administrative Agent for the Lenders, together with such rights and powers as are reasonably incidental thereto. The Administrative Agent is hereby expressly authorized to act as the Administrative Agent on behalf of itself and the other Lenders:

          (a) To receive on behalf of each of the Lenders any payment of principal, interest, fees or other amounts paid pursuant to this Agreement and the Notes and to distribute to each Lender its pro rata share of all payments so received as provided in this Agreement;

          (b) To receive all documents and items to be furnished under the Loan documents;

          (c) To act as nominee for and on behalf of the Lenders in and under the Loan Documents;

          (d) To arrange for the means whereby the funds of the Lenders are to be made available to Borrower;

          (e) To distribute to the Lenders information, requests, notices, payments, prepayments, documents and other items received from Borrower, the other Obligated Parties, and other Persons;

          (f) To execute and deliver to Borrower, the other Obligated Parties, and other Persons, all requests, demands, approvals, notices, and consents received from the Lenders;

          (g) To the extent permitted by the Loan Documents, to exercise on behalf of each Lender all rights and remedies of the Lenders upon the occurrence of any Event of Default;

          (h) To accept, execute, and deliver the Security Agreement and any other security documents as the secured party; and

          (i) To take such other actions as may be requested by the Required Lenders.

     Neither the Administrative Agent nor any of its Affiliates, officers, directors, employees, attorneys, or agents shall be liable to any Lender for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with this Agreement or any of the other Loan Documents (INCLUDING ANY

ACTION TAKEN OR OMITTED TO BE TAKEN BY SUCH PARTIES NEGLIGENTLY), but excluding such actions or omissions arising from such parties' own gross negligence or willful misconduct. Without limiting the generality of the preceding sentence, the Administrative Agent: (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Administrative Agent; (ii) shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee or fiduciary for any Lender; (iii) shall not be required to initiate any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Lenders; (iv) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, enforceability, or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by any Person to perform any of its obligations hereunder or thereunder; (v) may consult with legal counsel (including counsel for Borrower), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, or experts; and (vi) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate, or other instrument or writing believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by this Agreement, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, here under in accordance with instructions signed by the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders; provided, however, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable law.

     SECTION 12.2 RIGHTS OF ADMINISTRATIVE AGENT AS A LENDER. With respect to its Commitment, the Advances made by it and the Note issued to it, FNBB in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "LENDER" or "LENDERS" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, act as trustee under indentures of, provide merchant banking services to, and generally engage in any kind of business with Borrower, any Subsidiary of Borrower, any other Obligated Party, and any other Person who may do business with or own securities of Borrower or any other Obligated Party, all as if it were not acting as the Administrative Agent and without any duty to account therefor to the Lenders.

     SECTION 12.3 SHARING OF PAYMENTS, ETC. If any Lender shall obtain any payment of any principal of or interest on any Advance made by it under this Agreement or payment of any other obligation under the Loan Documents then owed by Borrower or any other Obligated Party to such Lender, whether voluntary, involuntary, through the exercise of any right of setoff, lender's lien, counterclaim or similar right, or otherwise, in excess of its pro rata share, such Lender shall promptly purchase from the other Lenders participations in the Advances held by them hereunder in such amounts, and make such other adjustments from time to time as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of the other Lenders in accordance with its pro rata portion thereof. To such end, all of the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if all or any portion of such excess payment is thereafter rescinded or must otherwise be restored. Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any Lender so purchasing a participation in the Advances made by the other Lenders may exercise all rights of setoff, lender's lien, counterclaim, or similar rights with respect to such participation as fully as if such Lender were a direct holder of Advances to Borrower in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of Borrower.

     SECTION 12.4 INDEMNIFICATION. THE LENDERS HEREBY AGREE TO INDEMNIFY THE ADMINISTRATIVE AGENT FROM AND HOLD THE ADMINISTRATIVE AGENT HARMLESS AGAINST (TO THE EXTENT NOT REIMBURSED UNDER SECTIONS 13.1 AND 13.2, BUT WITHOUT LIMITING THE OBLIGATIONS OF BORROWER UNDER SECTIONS 13.1 AND 13.2), RATABLY IN ACCORDANCE WITH THEIR RESPECTIVE COMMITMENTS, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES), AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE ADMINISTRATIVE AGENT UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS INCLUDING ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY THE ADMINISTRATIVE AGENT'S SOLE OR CONTRIBUTORY NEGLIGENCE; PROVIDED, FURTHER, THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY THE ADMINISTRATIVE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE LENDERS THAT THE ADMINISTRATIVE AGENT SHALL BE INDEMNIFIED HEREUNDER FROM AND HELD HARMLESS AGAINST ALL OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES), AND DISBURSEMENTS OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE ADMINISTRATIVE AGENT. WITHOUT LIMITING ANY OTHER PROVISION OF THIS SECTION, EACH LENDER AGREES TO REIMBURSE THE ADMINISTRATIVE AGENT PROMPTLY UPON DEMAND FOR ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF THE COMMITMENTS) OF ANY AND ALL OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEYS' FEES) INCURRED BY THE ADMINISTRATIVE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS, TO THE EXTENT THAT THE ADMINISTRATIVE AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY BORROWER.

     SECTION 12.5 INDEPENDENT CREDIT DECISIONS. Each Lender agrees that it has independently and without reliance on any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon any Agent or any other Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by Borrower or any Obligated Party of this Agreement or any other Loan Document or to inspect the properties or books of Borrower or any Obligated Party. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other financial information concerning the affairs, financial condition or business of Borrower or any Obligated Party (or any of their Affiliates) which may come into the possession of the Administrative Agent or any of its Affiliates.

     SECTION 12.6 SEVERAL COMMITMENTS. The Commitments and other obligations of the Lenders under this Agreement are several. The default by any Lender in making an Advance in accordance with its Commitment shall not relieve the other Lenders of their obligations under this Agreement. In the event of any default by any Lender in making any Advance, each nondefaulting Lender shall be obligated to make its Advance but shall not be obligated to advance the amount which the defaulting Lender was required to advance hereunder. In no event shall any Lender be required to advance an amount or amounts which shall in the aggregate exceed such Lender's Commitment. No Lender shall be responsible for any act or omission of any other Lender.

     SECTION 12.7 SUCCESSOR ADMINISTRATIVE AGENT. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and Borrower and the Administrative Agent may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders will have the right to appoint a successor Administrative Agent from among the remaining Lenders. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States of America or any State thereof and having combined capital and surplus of at least One Billion Dollars ($1,000,000,000). Upon the acceptance of its appointment as successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges, immunities, and duties of the resigning or removed Administrative Agent, and the resigning or removed Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any Administrative Agent's resignation or removal as Administrative Agent, the provisions of this ARTICLE XII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was the Administrative Agent.

     SECTION 12.8  INDEPENDENT CONTRACTOR.

     (a) The relationship between each Agent and each of the Lenders is that of an independent contractor. The use of the term "AGENT" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between each Agent and each of the Lenders. Nothing contained in this Agreement or the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between any Agent and any of the Lenders.

     (b) As an independent contractor empowered by the Lenders to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Administrative Agent is nevertheless a "representative" of the Lenders, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Lenders and the Administrative Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Administration Agent as "secured party," "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Lenders and the Administrative Agent.

                                 ARTICLE XIII

                                 MISCELLANEOUS

     SECTION 13.1 EXPENSES. Borrower hereby agrees to pay on demand: (a) all reasonable costs and expenses of the Agents in connection with the preparation, negotiation, syndication, execution, and delivery of this Agreement and the other Loan Documents including, without limitation, the legal fees and reasonable expenses of legal counsel for the Agents; (b) all reasonable costs and expenses of the Agents in connection with any and all amendments, modifications, renewals, extensions and supplements of any of the Loan Documents; (c) all reasonable costs and expenses of the Agents and the Lenders in connection with any Default and the enforcement of this Agreement or any other Loan Document, including, without limitation, the fees and expenses of legal counsel for the Agents and the Lenders; (d) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents; (e) all costs, expenses, assessments, and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document; and (f) all other reasonable costs and expenses incurred by the Agents in connection with this Agreement or any other Loan Document, including, without limitation, all costs, expenses, and other charges incurred in connection with obtaining any mortgagee title insurance policy, survey, audit, appraisal in respect of the Collateral, and other out-of-pocket costs and expenses.

     SECTION 13.2 INDEMNIFICATION. BORROWER SHALL INDEMNIFY THE AGENTS AND EACH LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AND AGENTS FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS, (C) ANY BREACH BY BORROWER OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS, (D) THE PRESENCE, RELEASE, THREATENED RELEASE, DISPOSAL, REMOVAL, OR CLEANUP OF ANY HAZARDOUS MATERIAL LOCATED ON, ABOUT, WITHIN, OR AFFECTING ANY OF THE PROPERTIES OR ASSETS OF BORROWER OR ANY SUBSIDIARY OF BORROWER, OR (E) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING. WITHOUT LIMITING THE FOREGOING, THIS INDEMNITY SHALL APPLY TO ANY LOSS, LIABILITY, OBLIGATION, DAMAGE, PENALTY, JUDGMENT, CLAIM, DEFICIENCY OR EXPENSE ARISING OUT OF THE SOLE OR CONCURRENT NEGLIGENCE OF ANY AGENT OR ANY LENDER, BUT SHALL EXCLUDE ANY LOSS, LIABILITY, OBLIGATION, DAMAGE, PENALTY, JUDGMENT, CLAIM, DEFICIENCY OR EXPENSE ARISING BY REASON OF THE GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF ANY AGENT OR LENDER.

     SECTION 13.3 NO DUTY. All attorneys, accountants, appraisers, and other professional Persons and consultants retained by the Agents and the Lenders shall have the right to act exclusively in the interest of the Agents and the Lenders and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to Borrower, any shareholder or Subsidiary of Borrower or any other Person.

     SECTION 13.4 NO FIDUCIARY RELATIONSHIP. The relationship between Borrower and each Lender is solely that of debtor and creditor, and none of the Agents nor any of the Lenders has any fiduciary or other special relationship with Borrower, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between Borrower and any Lender to be other than that of debtor and creditor.

     SECTION 13.5 NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of the Agents or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

     SECTION 13.6  SUCCESSORS AND ASSIGNS.

     (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and all of the Lenders. Any Lender may sell participations to one or more banks or other institutions in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitments and the Advances owing to it); provided, however, that (i) such Lender's obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to Borrower for the performance of such obligations, (iii) such Lender shall remain the holder of its Notes for all purposes of this Agreement, (iv) Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents, and (v) such Lender shall not sell a participation that conveys to the participant the right to vote or give or withhold consents under this Agreement or any other Loan Document, other than the right to vote upon or consent to (A) any increase of such Lender's Commitments, (B) any reduction of the principal amount of, or interest to be paid on, the Advances of such Lender, (C) any reduction of any commitment fee or other amount payable to such Lender under any Loan Document, or (D) any postponement of any date for the payment of any amount payable in respect of the Advances of such Lender.

     (b) Borrower and each of the Lenders agree that any Lender (an "ASSIGNING LENDER") may at any time assign to one or more Eligible Assignees all, or a portion of all, of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitment and Advances) (each an "ASSIGNEE"); provided, however, that (i) except in the case of an assignment of all of a Lender's rights and obligations under this Agreement and the other Loan Documents, or as otherwise acceptable to Borrower and the Administrative Agent the amount of the Commitments of the assigning Lender being assigned pursuant to each assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000.00, and (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the Note subject to such assignment, and a processing and recordation fee of $3,000.00 (except that no fee will be required by any

Person for assignments by NationsBank of any portion of the Term Loan B). Upon such execution, delivery, acceptance, and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, or, if so specified in such Assignment and Acceptance, the date of acceptance thereof by the Administrative Agent, (x) the assignee thereunder shall be a party hereto as a "LENDER" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the Loan Documents and (y) the Lender that is an assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party thereto).

     (c) By executing and delivering an Assignment and Acceptance, the Assigning Lender and its Assignee confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Loan Documents or the execution, legality, validity, and enforceability, genuineness, sufficiency, or. value of the Loan Documents or any other instrument or document furnished pursuant thereto; (ii) such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any Obligated Party or the performance or observance by Borrower or any Obligated Party of its obligations under the Loan Documents; (iii) the Assignee confirms that it has received copies of the Loan Documents, together with copies of the financial statements referred to in SECTION 7.2 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) the Assignee will, independently and without reliance upon the Administrative Agent or such assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents;
(v) the Assignee confirms that it is an Eligible Assignee; (vi) the Assignee appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vii) the Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

     (d) The Administrative Agent shall maintain at its Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Advances owing to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrower, the Administrative Agent, and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes under the Loan Documents. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and Assignee representing that it is an Eligible Assignee (or other assignee permitted hereunder), together with any Note subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of EXHIBIT A, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and (iii) give prompt written notice thereof to Borrower. Within five (5) Business Days after its receipt of such notice, Borrower, at its expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note a new Note to the order of such Eligible Assignee (or other assignee permitted hereunder) in an amount equal to the portion of the Commitments assumed by it pursuant to such Assignment and Acceptance and, if the Assigning Lender has retained a portion of the Commitments, a new Note to the order of the Assigning Lender in an amount equal to the portion of the Commitments retained by it hereunder (each such promissory note shall constitute a "NOTE" for purposes of the Loan Documents). Such new Notes shall be in an aggregate principal amount of the surrendered Note, shall be dated the effective date of such Assignment and Acceptance, and shall otherwise be in substantially the form of EXHIBIT B and EXHIBIT C.

     (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this SECTION, disclose to the Assignee or participant or proposed Assignee or participant, any information relating to Borrower or any Subsidiary of Borrower furnished to such, Lender by or on behalf of Borrower or any of its Subsidiaries.

     (g) Notwithstanding any other term of this Agreement to the contrary, any Lender may (without requesting the consent of either the Administrative Agent or Borrower) pledge its Notes to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank.

     (h) Notwithstanding any other term of this Agreement to the contrary, any Lender may assign all, or a portion of all, of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitment and Advances) to an Affiliate of such Lender, any other Lender or an Approved Fund with respect to such Lender or any other Lender, provided that:

          (i) such assignor Lender has obtained the written consent of the Administrative Agent (which consent shall not be unreasonably delayed or withheld) if the effect of such assignment or delegation shall entitle such Affiliate or other Lender to claim compensation from Borrower pursuant to
     ARTICLE IV; and

          (ii) in every other case, such assignor Lender has furnished notice to, but not obtained the consent of, the Administrative Agent.

     SECTION 13.7 SURVIVAL. All representations and warranties made in this Agreement or any other Loan Document or in any document, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents until the Obligations have been paid and performed in full, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them. Without prejudice to the survival of any other obligation of Borrower hereunder, the obligations of Borrower under ARTICLE IV and SECTIONS 13.1 and 13.2 shall survive repayment of the Notes and termination of the Commitments. The obligations of the Administrative Agent and the Lenders under SECTION 13.18 shall survive repayment of the Notes and termination of the Commitments.

     SECTION 13.8 ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     SECTION 13.9 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, the Notes, or any other Loan Document to which Borrower is a party, nor any consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Required Lenders and Borrower, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment, waiver, or consent shall, unless in writing and signed by all of the Lenders and Borrower, do any of the following: (a) increase Commitments of the Lenders or subject the Lenders to any additional obligations; (b) reduce the principal of, or interest on, the Notes or any fees or other amounts payable to the Lenders, (but not the Administrative Agent) hereunder; (c) alter the allocation among Lenders of, or postpone any date fixed for any payment or prepayment (whether or not mandatory) of principal of, or interest on, the Notes or any fees or other amounts payable to the Administrative Agent or the Lenders hereunder; (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes or the number of Lenders which shall be required for the Lenders or any of them to take any action under this Agreement; (e) change any provision contained in this
SECTION 13.9; or (f) release any material Guarantor or any material portion of the Collateral, except in accordance with the relevant Loan Document. Notwithstanding anything to the contrary contained in this SECTION, no amendment, waiver, or consent shall be made with respect to ARTICLE XII without the prior written consent of the Administrative Agent.

     SECTION 13.10 MAXIMUM INTEREST RATE. No provision of this Agreement or of any other Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this SECTION shall govern and prevail and neither Borrower nor the sureties, guarantors, successors, or assigns of Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event any Lender ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by the Notes; and, if the principal of the Notes has been paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Borrower and each Lender shall, to the extent permitted by applicable law,
(a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and
(c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by the Notes so that interest for the entire term does not exceed the Maximum Rate.

     SECTION 13.11 NOTICES. All notices and other communications provided for in this Agreement and the other Loan Documents to which Borrower is a party shall be given or made by telecopy or in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "ADDRESS FOR NOTICES" specified below its name on the signature pages hereof-, or, as to any party at such other address as shall be designated by such party in a notice to each other party given in accordance with this SECTION. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid; provided, however, notices to the Administrative Agent pursuant to ARTICLE II shall not be effective until received by the Administrative Agent.

     SECTION 13.12 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     SECTION 13.13 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     SECTION 13.14 SEVERABILITY. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

     SECTION 13.15 HEADINGS. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     SECTION 13.16 CONSTRUCTION. Borrower, the Administrative Agent, and each Lender acknowledges that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel.

     SECTION 13.17 INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

     SECTION 13.18 CONFIDENTIALITY.

     (a) The Agents and the Lenders shall treat the Confidential Information in confidence and undertake the following obligations with respect thereto:

          (i) The Agents and each Lender and each Other Recipient (hereinafter defined) shall not make use of, disseminate, or in any way disclose, directly or indirectly, to any other Person other than the senior executives, employees, attorneys, accountants of and Governmental Authorities having jurisdiction over, the Agents and each Lender, who reasonably require access to the Confidential Information for the proper performance of their assigned duties, and any contemplated assignee of all or a portion of a Lender's rights and obligations under this Agreement (collectively, the "OTHER RECIPIENTS") any Confidential Information without receiving prior written permission from Borrower. Each Other Recipient will be informed of the terms and provisions of this SECTION 13.18, and the Lenders shall be liable for any breach of any term or provision of this
     SECTION 13.18 by any Other Recipient as if such person was a signatory hereto, unless such Other Recipient has entered into a confidentiality agreement directly with Borrower; and

          (ii) The Agents and each Lender and each Other Recipient shall use the Confidential Information solely in connection with the Loan Documents or in connection with the ordinary course of business of the Agents or the Lenders (except if such ordinary course of business activities are adverse to the Companies' interests) and shall not use any of such Confidential Information for any other purpose or aid any Person (other than the Agents, any Lender or any Other Recipient) in learning of or using it or permit others to learn of or use it.

     (b) In the event that any Agent, any Lender or any Other Recipient becomes legally compelled to disclose any of the Confidential Information in any legal proceeding, it shall provide Borrower with notice promptly after receiving notice of such proceeding relating to such disclosure so that the Companies may seek a protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained on or before the date that disclosure must be made, such Agent, such Lender or the Other Recipient, as the case may be, will furnish only that portion of the Confidential Information which it is legally required to disclose.

     (c) The Agents and the Lenders are aware, and agree to inform all Other Recipients, that the United States securities laws prohibit any Person who has received material, non-public information such as is the subject of this SECTION
13.18 from an issuer from purchasing or selling the securities of such issuer or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

     (d) The Companies and the Agents and the Lenders agree that monetary damages would not be a sufficient remedy for any breach of this SECTION 13.18 by the Agents, the Lenders or any Other Recipient and that, in addition to all other remedies, the Companies shall be entitled to specific performance and injunction or other equitable relief as a remedy for any such breach.

     (e) The restrictions and obligations of this SECTION 13.18 shall survive the repayment of the Obligations and shall continue to bind the Agents, the Lenders and the Other Recipients.

     SECTION 13.19 RENEWAL AND INCREASE. The Revolving Credit Loan is in renewal, extension, modification, restatement, increase and amendment of the Original Credit Agreement and the loan documents executed in connection therewith, and all liens and security interests securing payment thereof.

     SECTION 13.20 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF ANY AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

     SECTION 13.21 CHOICE OF FORUM; CONSENT TO SERVICE OF PROCESS AND JURISDICTION. Any suit, action or proceeding against Borrower with respect to this Agreement or the Loan Documents, or any judgment entered by any court in respect thereof, may be brought in the courts of the Commonwealth of Massachusetts, County of Suffolk, or in the United States courts located in the Commonwealth of Massachusetts as the Administrative Agent shall, at the direction of the Required Lenders elect in their sole discretion, and Borrower irrevocably submits to the non-exclusive jurisdiction of such courts for the purpose of any suit, action or proceeding. Borrower irrevocably consents to the service of process in any suit, action or proceeding in said court by the mailing thereof by the Administrative Agent by registered or certified mail, postage prepaid to Borrower's address shown opposite its name on the signature pages hereof. Nothing herein or in any of the other Loan Documents shall affect the right of the Administrative Agent to serve process in any other manner permitted by law or shall limit the right of the Administrative Agent to bring any action or proceeding against Borrower or with respect to any of its property in courts in other jurisdictions. Borrower irrevocably waives any objections which it may now or hereafter have to laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents brought in the courts located in the Commonwealth of Massachusetts, County of Suffolk, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. Any action or proceeding by Borrower against the Administrative Agent or any Lender shall be brought only in a court located in Suffolk County, Massachusetts.

                     Remainder of page intentionally blank.

                            Signature pages follow.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                              BORROWER:

                              PRIME MEDICAL SERVICES, INC.



                              By:/s/ Cheryl Williams
                                 ---------------------------------------------
                                 Cheryl Williams
                                 Vice President - Finance

                              Address for Notices:

                              1301 Capital of Texas Highway
                              Suite C-300
                              Austin, Texas 78746
                              Attention: President

                              Fax No.: (512) 328-8510
                              Telephone No.: (512) 328-2892


                  SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                SIGNATURE PAGE

                              FNBB:

                              THE FIRST NATIONAL BANK OF BOSTON,
                                as Administration Agent, and  a Lender



                              By:/s/ Elizabeth Everett
                                 ----------------------------------------------
                                 Elizabeth Everett
                                 Director, High Technology
                                 Division, Medical Technology Group

                              Address for Notices:

                              100 Federal Street
                              P.O. Box 2016
                              Boston, Massachusetts 02100
                              Attention:  Elizabeth Everett

                              Fax No.: (617)  434-0819
                              Telephone No.: (617)  434-2318

                              Lending Office for Base Rate Advances:
                              100 Federal Street
                              P. 0. Box 2016
                              Boston, Massachusetts 02100

                              Lending Office for Eurodollar Advances:
                              100 Federal Street
                              P.O. Box 2016
                              Boston, Massachusetts 02100


                  SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                SIGNATURE PAGE

                              NATIONSBANK:

                              NATIONSBANK OF TEXAS, N.A.,
                              as Documentation Agent and a Lender



                              By: /s/ Teena Belcik
                                 ---------------------------------------------
                                 Teena Belcik
                                 Vice President

                         Address for Notices:
                         515 Congress Avenue, 11th Floor
                         Post Office Box 908
                         Austin, Texas  78701-0908
                         Attention: Teena Belcik

                         Fax No.: (512) 397-2052
                         Telephone No.: (512) 397-2841

                         Lending Office for Base Rate Advances:
                         515 Congress Avenue, 11th Floor
                         Post Office Box 908
                         Austin, Texas  78701-0908

                         Lending Office for Eurodollar Advances:
                         515 Congress Avenue, 11th Floor
                         Post Office Box 908
                         Austin, Texas  78701-0908


                  SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                SIGNATURE PAGE

                              NATIONSBANC CAPITAL MARKETS, INC.,
                              as Syndication Agent



                              By: /s/ Gary L. Kahn
                                 ----------------------------------------------
                                 Gary L. Kahn
                                 Senior Vice President

                              Address for Notices:
                              901 Main Street, 66th Floor
                              Post Office Box 831000
                              Dallas, Texas 75283-1000
                              Attention: Gary L. Kahn

                              Fax No.: (214) 508-2881
                              Telephone No.: (214) 508-3507


                  SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                SIGNATURE PAGE

                              OTHER LENDERS:

                              IMPERIAL BANK



                              By: /s/ Kelly Davis
                                 ----------------------------------------------
                                 Name:Kelly Davis
                                      -----------------------------------------
                                 Title: Vice President
                                       ----------------------------------------

                              Address for Notices:
                              226 Airport Parkway
                              San Jose, CA 95110
                              Attention: Kelly Davis
                                        -----------------------------

                              Fax No.: (408) 451-8586
                              Telephone No.: (408) 451-8589
                                                  -------------------

                              Lending Office for Base Rate Advances:
                              Imperial Bank
                              ---------------------------------------
                              226 Airport Parkway
                              ---------------------------------------
                              San Jose, CA  95110
                              ---------------------------------------

                              Lending Office for Eurodollar Advances:

                              Imperial Bank
                              ---------------------------------------
                              226 Airport Parkway
                              ---------------------------------------
                              San Jose, CA  95110
                              ---------------------------------------



                  SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                SIGNATURE PAGE

                              THE SUMITOMO BANK, LIMITED



                              By: /s/ John J. O'Neill
                                 ---------------------------------------------
                                 Name: John J. O'Neill
                                      ----------------------------------------
                                 Title: VP
                                       ---------------------------------------

                              By: /s/ Bruce Portillo
                                 ---------------------------------------------
                                 Name: Bruce Portillo
                                      ----------------------------------------
                                 Title: VP
                                       ---------------------------------------

                              Address for Notices:
                              2 Houston Center, Suite 3750
                              Houston, TX 77010-1086
                              Attention: Bruce Portillo
                                        -------------------------

                              Fax No.: (713) 759-1419
                              Telephone No.: (713) 759-0770

                              Lending Office for Base Rate Advances:
                              233 South Wacker, Suite 5400
                              ---------------------------------------
                              Chicago, IL  60606
                              ---------------------------------------
                              Attn: Maria Martinez
                              ---------------------------------------

                              Lending Office for Eurodollar Advances:
                              233 South Wacker, Suite 5400
                              ---------------------------------------
                              Chicago, IL  60606
                              ---------------------------------------
                              Attn: Maria Martinez
                              ---------------------------------------



                  SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                SIGNATURE PAGE

                              BANK ONE, TEXAS, N.A.



                              By: /s/ Edward W. Lick, Jr.
                                 ----------------------------------------------
                                 Edward W. Lick, Jr.
                                 Vice President

                              Address for Notices:
                              221 West 6th Street, Suite 200
                              Austin, TX 78701
                              Attention: Ed Lick

                              Fax No.: (512) 479-1565
                              Telephone No.: (512) 479-5730

                              Lending Office for Base Rate Advances:
                              Bank One, Austin
                              221 West 6th Street, Suite 200
                              Austin, TX 78701

                              Lending Office for Eurodollar Advances:
                              Bank One, Austin
                              221 West 6th Street, Suite 200
                              Austin, TX 78701


                  SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                SIGNATURE PAGE

                              CRESCENT/MACH PARTNERS, L.P.

                              By:  TCW ASSET MANAGEMENT COMPANY,
                                   Its Investment Manger



                                   By: /s/ Justin Driscoll
                                      ------------------------------------------
                                      Name: Justin Driscoll
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                              Address for Notices:

                              TCW Asset Management Company
                              200 Park Avenue, Suite 2200
                              New York, NY  10166-0228
                              Attention:  Mark J. Gold/Justin Driscoll

                              Fax No.: (212) 297-4159
                              Telephone No.: (212) 297-4000

                              With copies to:

                              Crescent/Mach I Partners, L.P.
                              c/o State Street Bank & Trust Co.
                              Two International Place
                              Boston, MA 02110
                              Attention: Jackie Kilroy

                              Fax No.: (617) 664-5366
                              Telephone No.: (617) 664-5477

                              Lending Office for Base Rate Advances:
                              TCW Asset Management Company
                              200 Park Avenue, Suite 2200
                              New York, NY  10166-0228

                              Lending Office for Eurodollar Advances:
                              TCW Asset Management Company
                              200 Park Avenue, Suite 2200
                              New York, NY  10166-0228


                  SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                SIGNATURE PAGE

                              MERRILL LYNCH SENIOR FLOATING
                                RATE FUND, INC.



                              By: /s/ Douglas Henderson
                                 -----------------------------------------------
                                 Douglas Henderson
                                 Vice President



                              Address for Notices:

                              Merrill Lynch Senior Floating Rate Fund, Inc. 800 Scudders Mill Road, Area 1B
                              Plainsboro, NJ  08536
                              Attention:  Jill Montanye

                              Fax No.: (609) 282-2550
                              Telephone No.: (609) 282-3102

                              Lending Office for Base Rate Advances:
                              Merrill Lynch Senior Floating Rate Fund, Inc. 800 Scudders Mill Road, Area 1B
                              Plainsboro, NJ  08536

                              Lending Office for Eurodollar Advances:
                              Merrill Lynch Senior Floating Rate Fund, Inc. 800 Scudders Mill Road, Area 1B
                              Plainsboro, NJ  08536


                  SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                SIGNATURE PAGE

                              PILGRIM AMERICA PRIME RATE TRUST



                              By: /s/ Michael J. Bacevich
                                 ----------------------------------------------
                                 Name: Michael J. Bacevich
                                      -----------------------------------------
                                 Title: Vice President
                                       ----------------------------------------


                              Address for Notices:

                              Pilgrim America Prime Rate Trust
                              Two Renaissance Square
                              40 North Central Avenue
                              Suite 1200
                              Phoenix, AZ  85004-4424
                              Attention:  Michael Bacevich

                              Fax No.: (602) 417-8327
                              Telephone No.: (602) 417-8258

                              Lending Office for Base Rate Advances:
                              Pilgrim America Prime Rate Trust
                              Two Renaissance Square
                              40 North Central Avenue
                              Suite 1200
                              Phoenix, AZ  85004-4424

                              Lending Office for Eurodollar Advances:
                              Pilgrim America Prime Rate Trust
                              Two Renaissance Square
                              40 North Central Avenue
                              Suite 1200
                              Phoenix, AZ  85004-4424


                  SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                SIGNATURE PAGE

                              THE ING CAPITAL SENIOR SECURED
                                HIGH INCOME FUND, L.P.

                              By: ING CAPITAL ADVISORS, INC., as Investment Advisor



                                   By: /s/ Kathleen Lenarcic
                                      ----------------------------------------
                                    Name: Kathleen Lenarcic
                                         -------------------------------------
                                         Vice President - Portfolio Manager

                              Address for Notices:

                              ING Capital Advisors, Inc.
                              333 South Grand Avenue
                              Suite 4250
                              Los Angeles, CA  90071
                              Attention:  Kathleen Lenarcic

                              Fax No.: (213) 346-3995
                              Telephone No.: (213) 346-3971

                              Lending Office for Base Rate Advances:
                              ING Capital Advisors, Inc.
                              333 South Grand Avenue
                              Suite 4250
                              Los Angeles, CA  90071

                              Lending Office for Eurodollar Advances:
                              ING Capital Advisors, Inc.
                              333 South Grand Avenue
                              Suite 4250
                              Los Angeles, CA  90071


                  SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                SIGNATURE PAGE

                             VAN KAMPEN AMERICAN CAPITAL
                               PRIME RATE INCOME TRUST



                             By: /s/ Jeffrey W. Maillet
                                ---------------------------------------------
                                Jeffrey W. Maillet
                                Senior Vice President & Portfolio Manager

                             Address for Notices:

                             Van Kampen American Capital Prime Rate Income Trust One Parkview Plaza
                             Oakbrook Terrace,  IL  60181
                             Attention:  Jeffrey W. Maillet

                             Fax No.: (630) 684-6740/41
                             Telephone No.: (630) 684-6438

                             Lending Office for Base Rate Advances:
                             Van Kampen American Capital Prime Rate Income Trust One Parkview Plaza
                             Oakbrook Terrace,  IL  60181

                             Lending Office for Eurodollar Advances:
                             Van Kampen American Capital Prime Rate Income Trust One Parkview Plaza
                             Oakbrook Terrace,  IL  60181


                  SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                SIGNATURE PAGE

                              PARIBAS CAPITAL FUNDING LLC.



                              By: /s/ Eric Green
                                 ----------------------------------------------
                                 Name: Eric Green
                                      -----------------------------------------
                                 Title: Director
                                       ----------------------------------------

                              Address for Notices:

                              Paribas Capital Funding LLC
                              787 Seventh Avenue
                              32nd Floor
                              New York, NY  10019
                              Attention:  Michael Weinberg

                              Fax No.: (212) 841-2144
                              Telephone No.: (212) 841-2544

                              Lending Office for Base Rate Advances:
                              Paribas Capital Funding LLC
                              787 Seventh Avenue
                              32nd Floor
                              New York, NY  10019

                              Lending Office for Eurodollar Advances:
                              Paribas Capital Funding LLC
                              787 Seventh Avenue
                              32nd Floor
                              New York, NY  10019


                  SECOND AMENDED AND RESTATED LOAN AGREEMENT
                                SIGNATURE PAGE

                                   EXHIBIT A

                             ADVANCE REQUEST FORM



TO:  The First National Bank of Boston, as Administrative Agent
     100 Federal Street
     Boston, Massachusetts 02110
     Attention: Elizabeth Everett

Ladies and Gentlemen:

The undersigned is an officer of Prime Medical Services, Inc. ("BORROWER"), and is authorized to make and deliver this certificate pursuant to that certain Second Amended and Restated Loan Agreement dated as of March 31, 1997, among Borrower, The First National Bank of Boston, as Administrative Agent (the "ADMINISTRATIVE AGENT"), and the Lenders named therein (as the same may be amended, supplemented or modified from time to time, the "LOAN AGREEMENT"). Capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement. In accordance with the Loan Agreement, Borrower hereby (check whichever is applicable):

              1.  Requests that the Lenders make a Eurodollar Advance under the
-------           Revolving Credit Commitments in the manner set forth in item
                  (c) below for the following Interest Period:


                                  One (1) month
                  -----------
                                  Two (2) months
                  -----------
                                  Three (3) months
                  -----------
                                  Six (6) months
                  -----------


              2.  Requests that the Lenders make an Alternate Rate Advance in
-------           the amount set forth in item (c) below./1/


In connection with the foregoing and pursuant to the terms and provisions of the Loan Agreement, the undersigned hereby certifies to the Administrative Agent and the Lenders that the following statements are true and correct:

     (i) The representation and warranties contained in ARTICLE VII of the Loan Agreement and in each of the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date, except to the extent that such representations and warranties speak to a specific date or the facts on which such

-------------------------

      1 Alternate Rate Advances shall only be available to the extent Eurodollar Advances are not available, as required by Article IV of the Loan Agreement.

              representations and warranties are based have been changed by transactions permitted by the Loan Documents.

     (ii) No Default has occurred and is continuing or would result from the Advance requested hereunder.

     (iii) The amount of the Advance requested hereunder, when added to all outstanding Advances, will not exceed the Revolving Credit Commitments.

     (iv) All information supplied below is true, correct, and complete as of the date hereof.

     (v) If the proceeds of the requested Advance are to be used to finance a Permitted Acquisition, then the information set forth on
              SCHEDULE 1 attached hereto is true, correct, and complete as of the date hereof.

(a)  Outstanding principal amount of Advances under the Revolving
     Credit Commitments                                            $
                                                                    ---------
(b)  Net Availability for Advances:
     [The amount of the Revolving Credit Commitments minus
     outstanding Advances under the Revolving Credit Commitments]  $
                                                                    ---------

(c)  Amount of Requested Advance                                $
                                                                 ---------


                                    BORROWER:

                                    PRIME MEDICAL SERVICES, INC.



                                    By:
                                       ----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

Date of Requested Advance:
                           ----------------------------------
                           [insert date of Requested Advance]

                                  SCHEDULE 1

                      PERMITTED ACQUISITION CERTIFICATION


Borrower hereby to the Administrative Agent and Lenders that:

1. The name of the Person, or from which the business or assets to be, acquired is _________________.

2. The proposed Acquisition by Borrower or its Subsidiary is of a business, assets or Person which is engaged in substantially the same business as the business conducted by Borrower or such Subsidiary, or any other business reasonably related thereto.

3. The Acquisition has been approved and recommended by the board of directors or other applicable governing body of the Person to be acquired or from which such business or assets are to be acquired.

4. After giving effect to such Acquisition, Borrower or the Subsidiary that is the acquiring party is Solvent and the Companies, on a consolidated basis, are Solvent.

5. After giving effect to such Acquisition, no Default shall exist or occur as a result of, and after giving effect to, such Acquisition.

6. If such Acquisition is a merger, Borrower or the Subsidiary that is the acquiring party will be the surviving entity after giving effect to such merger;

7. (a) The aggregate purchase price with respect to such Acquisition is $_____________________;

     (b) The EBITDA of the Person acquired (for the four (4) fiscal quarters ending on the most recently ended fiscal period prior to the date of the Acquisition) times five (5) is $____________; and

     (c)  The excess of (b) over (a) is $_______.

8. The aggregate consideration for such Acquisition does not exceed $10,000,000.00, and the aggregate cash consideration for all Acquisitions during the immediately preceding twelve (12) month period does not exceed $20,000,000.00.

9.   After giving effect to the Acquisition:

     (a) The aggregate Debt of the Companies (including any Advances under the Revolving Credit Commitments) will be $______________.

     (b) The EBITDA of the Companies (including EBITDA for the Person, assets or business acquired pursuant to the Acquisition) for the four
          (4) fiscal quarters ending on the closing of the Acquisition is $________________.

     (c) 2.75 or other applicable number pursuant to the definition of "PERMITTED ACQUISITION" times (b) = $_____________.

                                   EXHIBIT B

                       FORM OF ASSIGNMENT AND ACCEPTANCE

                           Dated ____________, 19__


     Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of March 31, 1997 (as the same may be amended, supplemented or modified from time to time, the "LOAN AGREEMENT"), among PRIME MEDICAL SERVICES, INC., a Delaware corporation ("BORROWER"), each of the Lenders or other lending institutions which are or may from time to time become signatories thereto (the "LENDERS"), and THE FIRST NATIONAL BANK OF BOSTON, as Administrative Agent for itself and the other Lenders (in such capacity, the "ADMINISTRATIVE AGENT"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.


    ______________________________________________________ (the "ASSIGNOR")

 and___________________________________ (the "ASSIGNEE") agree as follows:


     1. The Assignor hereby sells and assigns to the Assignee, without recourse, and the Assignee hereby purchases and assumes from the Assignor as of the Effective Date (as defined in SECTION 4 below), the following (the "ASSIGNED INTEREST"): [check and complete, as appropriate]

    [ ]   A   -  % interest in the Revolving Credit Commitment of the Assignor
            -----
          and of the outstanding principal amount owed to the Assignor in respect of its Advances under its Revolving Credit Commitment, together with all of the rights and obligations of the Assignor relating to such Assigned Interest under the Loan Agreement and the other Loan Documents.

    [ ]   A   -  % interest  the Term Loan A Commitment of the Assignor and
            -----
          of the outstanding principal amount owed to the Assignor in respect of its Advances under its Term Loan A Commitment, together with all of the rights and obligations of the Assignor relating to such Assigned Interest under the Loan Agreement and the other Loan Documents.

    [ ]   A   -  % interest in the Term Loan B Commitment of the Assignor and
            -----
          of the outstanding principal amount owed to the Assignor in respect of its Advances under its Term Loan B Commitment, together with all of the rights and obligations of the Assignor relating to such Assigned Interest under the Loan Agreement and the other Loan Documents.

    [ ] 100% of all of the Assignor's rights and obligations under the Loan Agreement and the other Loan Documents, including without limitation, 100% of the Assignor's interest in its Revolving Credit Commitment, 100% of the Assignor's interest in its Term Loan A Commitment and 100% of the total outstanding principal amount owed to the Assignor.

     2. The Assignor: (i) represents that as of the date hereof, its Revolving Credit Commitment is $______________________ and the outstanding principal of its Advances, if any, under its Revolving Credit Commitment is $_________________________, the outstanding principal amount of its Term Loan A Commitment, if any, is $______________________, the outstanding principal balance of its Advances under its Term Loan A Commitment, if any, is $____________________ (all as unreduced by any assignments which have not yet become effective), its Term Loan B Commitment, if any, is $__________________, and the outstanding principal balance of its Advances under the Term Loan B Commitment, if any, is $________________________; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the

Loan Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other Loan Document, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any Guarantor or any other Obligated Party or the performance or observance by the Borrower, any guarantor or any other Obligated Party of any of their obligations under the Agreement or any other Loan Document; and (iv) attaches the Notes held by Assignor and requests that the Administrative Agent exchange such Notes for new Notes payable to the order of (A) Assignee in an amount equal to the Commitments assumed by the Assignee pursuant hereto, and (B) the Assignor in an amount equal to the Commitments, if any, retained by the Assignor under the Loan Agreement, respectively, as specified above.

     3. The Assignee: (i) represents and warrants that it is legally authorized to enter in this Assignment and Acceptance; (ii) confirms that it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to SECTION 8.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement and the other Loan Documents; (iv) confirms that it is eligible to be an Assignee: (v) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Loan Agreement and the other Loan Documents are required to be performed by it as a Lender; [; and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Loan Documents or such other documents as are necessary to indicate that all such payments are subject to such tax at a rate reduced by an applicable tax treaty]./1/

     4. The effective date for this Assignment and Acceptance shall be _____, 19_______ (the "EFFECTIVE DATE")./2/ Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent.

     5.   Upon such acceptance and recording, from and after the Effective Date,
(i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment and Acceptance, shall have the rights and obligations of a Lender thereunder and under the other Loan Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Agreement and the other Loan Documents.

     6. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees, and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date by the Administrative Agent or with respect to the making of this assignment directly between themselves.

--------------------------

     1 If the Assignee is organized under the laws of a jurisdiction outside the United States.

     2 Such date shall be at least five (5) Business Days after the execution of this Assignment and Acceptance and delivery thereof to the Administrative Agent.

     7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts and applicable laws of the United States of America.

                                    [NAME OF ASSIGNOR],



                                    By:
                                       ----------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                    [NAME OF ASSIGNEE],



                                    By:
                                       ----------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

ACCEPTED BY:

THE FIRST NATIONAL BANK OF BOSTON



By:
   ----------------------------------
       Name:
            -------------------------
       Title:
             ------------------------
       Date:
            -------------------------

                                   EXHIBIT C

                         FORM OF REVOLVING CREDIT NOTE



$______________              Boston, Massachusetts               March 31, 1997


     FOR VALUE RECEIVED, the undersigned, PRIME MEDICAL SERVICES, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of ________________________________ ("PAYEE"), at the offices of The First National
Bank of Boston, as Administrative Agent (together with any successor as provided in the Agreement, hereinbelow defined, the "ADMINISTRATIVE AGENT") at 100 Federal Street, Boston, Massachusetts, on April 30, 2001, in lawful money of the United States of America, the principal sum of______________________________ DOLLARS ($_______________), or so much thereof as may be advanced and outstanding hereunder together with the interest on the outstanding principal balance from day to day remaining, as herein specified.

     This Note has been executed and delivered by Maker pursuant to the terms of that certain Second Amended and Restated Loan Agreement of even date herewith among Maker, Payee, the Administrative Agent and each of the other Lenders which is or may become a party thereto or any successor or assignee thereof (as the same may be amended, supplemented or modified from time to time, the "AGREEMENT") and is one of the Revolving Credit Notes described therein. Capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Agreement.

     Reference is hereby made to the Agreement for provisions affecting this Note, including, without limitation, provisions regarding payments, prepayments (optional and mandatory), Events of Default and the Administrative Agent's and Payee's right as a result of the occurrence thereof.

     The outstanding principal balance hereof shall bear interest prior to maturity at a varying rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate, or (b) the Applicable Rate in effect from day to day, each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date of each change in the Applicable Rate or the Maximum Rate, as the case may be; provided, however, if at any time the Applicable Rate shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if the Applicable Rate had at all times been in effect. Accrued and unpaid interest on this Note shall be due and payable on each Payment Date and on the Termination Date. All past-due principal and interest shall bear interest as the Default Rate.

     Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If and excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Maker, the Administrative Agent and Payee shall, to the extent permitted by applicable law,
(i) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

     Upon the occurrence of an Event of Default, the Administrative Agent may (and if directed by the Required Lenders, shall) declare the entire unpaid principal of and accrued interest on this Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, and the Administrative Agent shall have the right to foreclose or otherwise enforce all Liens or security interests securing payment hereof, or any part hereof, and offset against this Note any sum or sums owed by the Administrative Agent, Payee or the holder hereof to Maker. Failure of the Administrative Agent, Payee or the holder hereof to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

     If the Administrative Agent, Payee or the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all costs, expenses, and fees incurred by the Administrative Agent, or the holder, including reasonable attorneys' fees.

     This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable laws of the United States of America.

     Except as provided in the Agreement, Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any Collateral securing this Note, all without prejudice to the Administrative Agent, Payee or the holder. The Administrative Agent, Payee and the holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the Collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     Maker hereby authorizes the Administrative Agent, Payee and the holder hereof to endorse on the SCHEDULE attached to this Note or any continuation thereof or to record in their internal records all Advances made to Maker hereunder and all payments made on account of the principal thereof, which endorsements or recordings shall be prima facie evidence as to the outstanding principal amount of this Note; provided, however, any failure by the Administrative Agent, Payee or the holder hereof to make any such endorsement or recording shall not limit or otherwise affect the obligations of Maker under the Agreement or this Note.

     [This Note, together with all the other Revolving Credit Notes issued on the date hereof are given in renewal, amendment, increase and restatement, but not extinguishment, of the Revolving Credit Notes issued under the Amended and Restated Loan Agreement dated as of April 26, 1996 among Maker, NationsBank, the Administrative Agent, and each of the other Lenders party thereto.]

                                       PRIME MEDICAL SERVICES, INC.



                                       By:
                                          --------------------------------------
                                           Cheryl Williams
                                           Vice President-Finance

                                   SCHEDULE

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      Date           Advance           Principal Payment            Balance
================================================================================

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                                      -i-

                                   EXHIBIT D

                              FORM OF TERM NOTE A


$_________________           Boston, Massachusetts               March 31, 1997


        FOR VALUE RECEIVED, the undersigned, PRIME MEDICAL SERVICES, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of _______________________________________ ("PAYEE"), at the offices of The First
National Bank of Boston, as Administrative Agent (together with any successor as provided in the Agreement, hereinbelow defined, the "ADMINISTRATIVE AGENT") at 100 Federal Street, Boston, Massachusetts, in lawful money of the United States of America, the principal sum of ______________ DOLLARS ($_________), together with interest on the outstanding principal balance from day to day remaining, as herein specified.

        This Note has been executed and delivered by Maker pursuant to the terms of that certain Second Amended and Restated Loan Agreement of even date herewith among Maker, Payee, the Administrative Agent and each of the other Lenders which is or may become a party thereto or any successor or assignee thereof (as the same may be amended, supplemented or modified from time to time, the "AGREEMENT") and is one of the Term Notes described therein. Capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Agreement.

        Reference is hereby made to the Agreement for provisions affecting this Note, including, without limitation, provisions regarding payments, prepayments (optional and mandatory), Events of Default and the Administrative Agent's and Payee's rights as a result of the occurrence thereof.

        The outstanding principal balance hereof shall bear interest prior to maturity at a varying rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate, or (b) the Applicable Rate in effect from day to day, each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date of each change in the Applicable Rate or the Maximum Rate, as the case may be; provided, however, if at any time the Applicable Rate shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if the Applicable Rate had at all times been in effect. The unpaid principal balance of, and all accrued and unpaid interest on, this Note shall be due and payable on the dates and at the times set forth in the Agreement. All past-due principal and interest shall bear interest at the Default Rate.

        Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Maker, the Administrative Agent and Payee shall, to the extent permitted by applicable law, (i) characterize any non-principa l payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

        Upon the occurrence of an Event of Default, the Administrative Agent may (and if directed by the Required Lenders, shall) declare the entire unpaid principal of and accrued interest on this Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, and the Administrative Agent shall have the right to foreclose or otherwise enforce all Liens or security interests, securing payment hereof, or any part hereof, and offset against this Note any sum or sums owed by the Administrative Agent, Payee or the holder hereof to Maker. Failure of the Administrative Agent, Payee or the holder hereof to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

        If the Administrative Agent, Payee or the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all costs, expenses, and fees incurred by the Administrative Agent, Payee or the holder, including reasonable attorneys' fees.

        This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable laws of the United States of America.

        Except as provided in the Agreement, Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any Collateral securing this Note, all without prejudice to the Administrative Agent, Payee or the holder. The Administrative Agent, Payee and the holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the Collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

        [This Note, together with all the other Term Notes A issued on the date hereof, are given in renewal, amendment, and restatement, but not extinguishment of, the Term Notes issued under the Amended and Restated Loan Agreement dated as of April 26, 1996 among Maker, NationsBank, the Administrative Agent and each of the other Lenders party thereto.]

                                    PRIME MEDICAL SERVICES, INC.



                                    By:
                                       ---------------------------------------
                                       Cheryl Williams, Vice President-Finance

                                   EXHIBIT E

                              FORM OF TERM NOTE B


$_______________             Boston, Massachusetts               March 31, 1997


        FOR VALUE RECEIVED, the undersigned, PRIME MEDICAL SERVICES, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of_______ ("PAYEE"), at the offices of The First National Bank of Boston, as Administrative Agent (together with any successor as provided in the Agreement, hereinbelow defined, the "ADMINISTRATIVE AGENT") at 100 Federal Street, Boston, Massachusetts, in lawful money of the United States of America, the principal sum of ________ DOLLARS ($_______), together with interest on the outstanding principal balance from day to day remaining, as herein specified.

        This Note has been executed and delivered by Maker pursuant to the terms of that certain Second Amended and Restated Loan Agreement of even date herewith among Maker, Payee, the Administrative Agent and each of the other Lenders which is or may become a party thereto or any successor or assignee thereof (as the same has been amended through the date hereof and may be further amended, supplemented or modified from time to time, the "AGREEMENT") and is one of the Term B Notes described therein. Capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Agreement.

        Reference is hereby made to the Agreement for provisions affecting this Note, including, without limitation, provisions regarding payments, prepayments (optional and mandatory), Events of Default and the Administrative Agent's and Payee's rights as a result of the occurrence thereof.

        The outstanding principal balance hereof shall bear interest prior to maturity at a varying rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate, or (b) the Applicable Rate in effect from day to day, each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date of each change in the Applicable Rate or the Maximum Rate, as the case may be; provided, however, if at any time the Applicable Rate shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest hereon below the Maximum Rate until the total amount of interest accrued hereon equals the amount of interest which would have accrued hereon if the Applicable Rate had at all times been in effect. The unpaid principal balance of, and all accrued and unpaid interest on, this Note shall be due and payable on the dates and at the times set forth in the Agreement. All past-due principal and interest shall bear interest at the Default Rate.

        Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Maker, the Administrative Agent and Payee shall, to the extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by this Note so that the interest for the entire term does not exceed the Maximum Rate.

        Upon the occurrence of an Event of Default, the Administrative Agent may (and if directed by the Required Lenders, shall) declare the entire unpaid principal of and accrued interest on this Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, and the Administrative Agent shall have the right to foreclose or otherwise enforce all Liens or security interests, securing payment hereof, or any part hereof, and offset against this Note any sum or sums owed by the Administrative Agent, Payee or the holder hereof to Maker. Failure of the Administrative Agent, Payee or the holder hereof to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

        If the Administrative Agent, Payee or the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all costs, expenses, and fees incurred by the Administrative Agent, Payee or the holder, including reasonable. attorneys' fees.

        This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable laws of the United States of America.

        Except as provided in the Agreement, Maker and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any Collateral securing this Note, all without prejudice to the Administrative Agent, Payee or the holder. The Administrative Agent, Payee and the holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the Collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

                                    PRIME MEDICAL SERVICES, INC.



                                    By:
                                       -----------------------------------------
                                       Cheryl Williams, Vice President-Finance

$$NOFOLIO
                                   EXHIBIT F

                            PERFECTION CERTIFICATE

     The undersigned is an officer of PRIME MEDICAL SERVICES, INC., a Delaware corporation ("BORROWER"), and is authorized to make and deliver this certificate. Borrower hereby certifies, with reference to that certain Borrower Security Agreement (herein so called) dated as of April 26, 1996 between Borrower and The First National Bank of Boston, as Administrative Agent ("AGENT") for itself and certain other Lenders (the "LENDERS"), as amended and those certain Guarantor Security Agreements (herein so called) dated as of April 26, 1996 between the Guarantors (as defined in that certain Second Amended and Restated Loan Agreement of even date herewith among Borrower, the Administrative Agent and the Lenders), as amended and the Administrative Agent (the Borrower Security Agreement and the Guarantor Security Agreements being herein referred to collectively as the "SECURITY AGREEMENTS") (capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Security Agreements), to the Administrative Agent and each Lender as follows:

     1.   NAMES.

          (a) There have been no changes since April 26, 1996 in the exact corporate name of Borrower and each Guarantor as such name appears on each such company's Certificate of Incorporation or Articles of Incorporation is:



          (b) The following is a list of all other names (including trade names or similar appellations) used by Borrower and each Guarantor, or any other business or organization to which any such company has succeeded, now or at any time since April 26, 1996:

     2.   CURRENT LOCATIONS.

          (a) Any change of the chief executive office of Borrower and each Guarantor since April 26, 1996 is at the address indicated for each such company below:


     Debtor:
     Mailing Address:
     County:
     State:



     Debtor:
     Mailing Address:
     County:
     State:



     (b) The following are all other new locations since April 26, 1996 in the United States of America at which Borrower or any Guarantor maintains any books or records relating to any of the Collateral consisting of accounts, contract rights, chattel paper, general intangibles or mobile goods:


     Debtor:
     Mailing Address:   [Complete for Borrower and each Guarantor]
     County:
     State:



     (c) The following are the names and addresses of all persons or entities other than Borrower and each Guarantor, such as lessees or consignees, which since April 26, 1996 have possession or are intended to have possession of any of the Collateral consisting of chattel paper, inventory or equipment:


     Name:
     Mailing Address:
     County:
     State:

     3. CAPITALIZATION. Any changes in the capitalization of each of the Subsidiaries of Borrower since April 26, 1996 is as set forth below:

                        [Complete for each Subsidiary]


     4. PARTNERSHIP INTERESTS. Changes in the partnership interests acquired by Borrower since April 26, 1996 and the Subsidiaries of Borrower and information regarding each Partnership is set forth below:



     5. UNUSUAL TRANSACTIONS. Except as set forth in SCHEDULE 1 attached hereto, all of the Collateral has been originated by the applicable company in the ordinary course of such company's business or consists of goods which have been acquired by such company in the ordinary course from a person in the business of selling goods of that kind.

     EXECUTED as of March _________, 1997.



                                        ---------------------------------------
                                        Cheryl Williams
                                        Chief Financial Officer

                                   EXHIBIT G

            FORM OF OPINION OF COUNSEL FOR BORROWER AND GUARANTORS

     1. Borrower is a Delaware corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all corporate power and authority required to own its property and carry on its business as presently conducted and proposed to be conducted. Borrower is duly qualified or licensed to do business in each jurisdiction where the nature of the business in which it is engaged makes such qualification or licensing necessary including, without limitation, the States of ___________________./3/

     2. Borrower has the corporate power and requisite authority to execute, deliver and carry out the terms and provisions of the Loan Documents, and all other documents and instruments delivered pursuant to the terms of such Loan Documents, and has taken all corporate action necessary to duly authorize (i) the execution, delivery and performance by Borrower of the terms and provisions of the Loan Documents, and (ii) the performance by Borrower of its obligations under the Loan Documents.

     3. Each Guarantor has the corporate power and requisite authority to execute, deliver and carry out the terms and provisions of the Loan Documents to which it is a party, and all other documents and instruments delivered pursuant to the terms of such Loan Documents, and has taken all corporate action necessary to duly authorize (i) the execution, delivery and performance by such Guarantor of the terms and provisions of the Loan Documents to which it is a party, and (ii) the performance by such Guarantor of its obligations under the Loan Documents to which it is a party.

     4. Neither the execution and delivery by Borrower of the Loan Documents, nor the performance by Borrower of its obligations thereunder, nor compliance by Borrower with the terms and provisions thereof, will (a) contravene any provision of law, statute, rule or regulation of the State of Texas (or any political subdivision thereof) or the United States of America, to which Borrower is subject, or conflict with, or result in any breach of, any material agreement, mortgage, indenture, deed of trust or other instrument known to us to which Borrower may be subject, including, without limitation, the agreements set forth on EXHIBIT A attached hereto, or result in the creation of any mortgage, lien, pledge or encumbrance in respect of any property of Borrower (other than liens in your favor), (b) contravene any judgment, decree, license, order or permit known to us to be applicable to Borrower, (c) violate any provision of the certificate of incorporation or bylaws of Borrower, or (d) violate or cause a result under any partnership agreement of any Partnership. To the best of our knowledge, after reasonable inquiry, no consent, approval, authorization or order of any governmental or public body or authority, or of any third party, is required in connection with the execution, delivery and performance by Borrower of the Loan Documents or the borrowing and repayment of money by Borrower thereunder.

     5. Neither the execution and delivery by the Guarantors of the Loan Documents, nor the performance by Guarantors of their respective obligations thereunder, nor compliance by Guarantors with the terms and provisions thereof, will (a) contravene any provision of law, statute, rule or regulation of the State of Texas (or any political subdivision thereof) or the United States of America, to which any Guarantor is subject, or conflict with, or result in any breach of, any material agreement, mortgage, indenture, deed of trust or other instrument known to us to which any Guarantor may be subject, including, without limitation, the agreements set forth on EXHIBIT A attached hereto, or result in the creation of any mortgage, lien, pledge or encumbrance in respect of any property of any Guarantor (other than liens in your favor), (b) contravene any judgment, decree, license, order or permit known to us to be applicable to any Guarantor, (c) violate any provision of the certificate of incorporation or bylaws of any Guarantor, or (d) violate or cause a default under any partnership agreement of any Partnership. To the best of our knowledge, after reasonable inquiry, no consent, approval, authorization or order of any governmental or public body or authority, or of any third party, is required in connection with the execution, delivery and performance by Guarantors of the Loan Documents or the borrowing and repayment of money by Guarantors thereunder.

--------------------------

     3 Include a corresponding opinion for each Guarantor and each Partnership.

    6.   ________________, __________________ of Borrower is authorized to execute the Loan Documents on behalf of Borrower./4/

     7. The Loan Documents to which Borrower is a party have been duly executed, presented and delivered by Borrower and constitute the legal and binding obligations of Borrower, enforceable in accordance with their respective terms.

     8. The Loan Documents to which each Guarantor is a party have been duly executed, presented and delivered by such Guarantor and constitute the legal and binding obligations of such Guarantor, enforceable in accordance with their respective terms.

     9. To the best of our knowledge, there are no legal or arbitral actions, suits or proceedings pending or threatened against Borrower, any Guarantor or any Partnership which, if adversely determined, would have a material adverse effect on the financial condition, operations, properties, assets or business of any of Borrower, Guarantors or the Partnerships or on the transactions contemplated in the Loan Documents.

     10. The Security Agreements and the Pledge Agreements create in favor of the Administrative Agent, for the benefit of the Lenders, a valid lien and security interest, which attaches to the Collateral.

     11. Upon the filing of the Financing Statements in the Office of the Secretary of State of ___________ and in the Real Property Records of the __________ County, ___________________, the liens and security interests created by the Security Agreements shall constitute perfected, first priority liens and security interests in the Collateral.

     12. ______________'s authorized capitalization consists of ____________ shares of common stock, $_____________ par value per share, of which ______________ shares are issued and outstanding. The outstanding shares have been authorized and validly issued and are fully paid and nonassessable./5/

     13. Assuming that the Administrative Agent takes and keeps possession of the Pledged Shares under the Security Agreements, all actions have been taken to create and to perfect the security interest of the Administrative Agent, for the benefit of the Lenders, in the Pledged Shares.

     14. Borrower is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     15. A Texas court, in a case properly presented, would uphold the Massachusetts choice of law provisions in the Loan Documents.

     16.  The Loan, as evidenced by the Loan Documents, is not usurious.




--------------------------

     4    Similar opinion for each Guarantor.

     5    Similar opinion for each Guarantor.

                                   EXHIBIT H

                        FORM OF COMPLIANCE CERTIFICATE


TO:  The First National Bank of Boston, as Administrative Agent
     and each of the Lenders party to the
     Loan Agreement (hereinbelow defined)
     100 Federal Street
     Boston, Massachusetts  02110
     Attention:  Elizabeth Everett

Ladies and Gentlemen:

     The undersigned is the __________ of PRIME MEDICAL SERVICES, INC. ("BORROWER"), and is authorized to make and deliver this certificate pursuant to that certain Second Amended and Restated Loan Agreement (the "LOAN AGREEMENT") dated as of March 31, 1997, among Borrower, each of the Lenders or other lending institutions which is or may from time to time become a signatory thereto (collectively, the "LENDERS" and individually, a "LENDER"), and The First National Bank of Boston, as Administrative Agent for itself and the other Lenders (together with its successors in such capacity, the "ADMINISTRATIVE AGENT"). Capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

     This certificate is being delivered as of______ , 19________ [insert the end of the most recent reporting period required by SECTION 8.1(c) of the Loan Agreement (the "REPORT DATE") pursuant to SECTION 8.1(c) of the Loan Agreement. All of the calculations set forth on EXHIBIT A hereto are as of the Report Date and have been made pursuant to the terms of the Loan Agreement.

     The undersigned, as an authorized officer of Borrower, hereby certifies to the Administrative Agent and the Lenders that:

     1. DEFAULTS. No Default has occurred and is continuing, or if a Default has occurred, EXHIBIT B attached hereto describes the nature thereof and the steps taken or to be taken by Borrower to remedy such Default.

     2. REPRESENTATIONS. The representations and warranties contained in the Loan Agreement and each of the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof, except to the extent that such representations and warranties speak to a specific date or the facts on which such representations and warranties are based have been changed by transactions permitted by the Loan Documents.

     3. CALCULATIONS. Attached hereto as schedules are the calculations supporting the computations set forth in EXHIBIT A hereto. All information contained in EXHIBIT A and on the attached schedules is true and correct.

     4. GAAP FINANCIAL STATEMENTS. The unaudited financial statements attached hereto, if any, were prepared in accordance with GAAP and fairly represent (subject to year-end audit adjustments) the financial conditions and results of operations of the Companies on a consolidated or consolidating, as the case may be, basis as of the date and for the periods indicated therein.

     IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate effective this day of _________________, 19____.


                                  By:
                                     ------------------------------------
                                     Name:
                                          -------------------------------
                                     Title:
                                           ------------------------------

                                   EXHIBIT A
                                      TO
                            COMPLIANCE CERTIFICATE


                                 CALCULATIONS

A.   TOTAL DEBT TO EBITDA.

     1.   Aggregate amount of Debt of the Companies          $
                                                              ------------
     2.   EBITDA of the Companies (for the four (4) fiscal
          quarter period ending)                             $
                                                              ------------

     3.   Ratio of Debt to EBITDA (1 divided by 2)
                                                              ------------

     4.   Maximum Permitted                                                /1/
                                                              ------------





----------------------

     1    Maximum permitted for the following periods:

     =====================================================================
                     PERIOD                                 RATIO
     ---------------------------------------------------------------------
     January 1, 1997 through December 31, 1997           3.00 to 1.0
     ---------------------------------------------------------------------
     January 1, 1998 through December 31, 1998           2.75 to 1.0
     ---------------------------------------------------------------------
     January 1, 1999 through December 31, 1999           2.25 to 1.0
     ---------------------------------------------------------------------
     January 1, 2000 and thereafter                      2.00 to 1.0
     =====================================================================

B.   INTEREST COVERAGE RATIO.

     1.   EBITDA                                             $
                                                              ------------

     2.   Consolidated Interest Expense                      $
                                                              ------------

     3.   Ratio of EBITDA to Interest Expense
           (1 divided by 2)
                                                              ------------

     4.   Minimum Required                                                 /2/
                                                              ------------




----------------------

     2    Minimum required for the following periods:

     =====================================================================
                     PERIOD                                 RATIO
     ---------------------------------------------------------------------
     As of the last day of March 31, 1997, June         3.75 to 1.0
     30, 1997, September 30, 1997 and December
     31, 1997, in each case for the four (4)
     fiscal quarters then ended
     ---------------------------------------------------------------------
     As of the last day of March 31, 1998, June         4.50 to 1.0
     30, 1998, September 30, 1998 and December
     31, 1997, in each case for the four (4)
     fiscal quarters then ended
     ----------------------------------------------------------------------
     As of the last day of each fiscal quarter of       5.25 to 1.0
     Borrower thereafter, commencing March 31,
     1999, in each case for the four (4) fiscal
     quarters then ended
     ======================================================================

C.   TOTAL DEBT SERVICE COVERAGE RATIO.

     1.   EBITDA                                             $
                                                              ------------

     2.   Less: Capital Expenditures                         $
                                                              ------------

     3.   EBITDA less Capital Expenditures (1-2)
                                                              ------------

     4.   Total Principal and Interest Expense
                                                              ------------

     5.   Ratio of EBITDA to Total Debt Service
           (3 divided by 4)
                                                              ------------

     6.   Minimum Required                                                 /3/
                                                              ------------





---------------------

     3    Minimum Required for the following periods:

     =====================================================================
                     PERIOD                                 RATIO
     ---------------------------------------------------------------------
     As of the last day of each fiscal quarter of       1.30 to 1.0
     Borrower thereafter, commencing March 31,
     1997, in each case for the four (4) fiscal
     quarters then ended
     ======================================================================

D.   CONSOLIDATED NET WORTH.

     1.   Consolidated Net Worth                             $
                                                              ------------
     2.   Required Minimum:

          a.  Base Minimum                          $             /4/
                                                     ------------

          b.  Plus: Beginning June 30, 1996 to and           $
              including March 30, 1998, an amount             ------------
              equal to one hundred percent (100%)
              of the increase in net worth arising from any acquisition or equity issuance

          c.  Plus: Beginning June 30, 1998, an amount       $
              equal to seventy-five percent (75%) of          ------------
              Consolidated Net Income for each fiscal
              quarter

     TOTAL REQUIRED MINIMUM:                                 $
                                                              ------------





---------------------

     4    The base minimum is as follows:

     =====================================================================
                     PERIOD                                   AMOUNT
     ---------------------------------------------------------------------
     September 30, 1996 through March 30, 1997           $65,000,000.00
     ---------------------------------------------------------------------
     March 31, 1997 through September 29, 1997           $70,000,000.00
     ---------------------------------------------------------------------
     September 30, 1997 through March 30, 1998           $75,000,000.00
     ---------------------------------------------------------------------
     March 31, 1998 and thereafter                       $75,000,000.00
     =====================================================================

E.   MINIMUM EBITDA.

     1.  Last Quarter:

         a.  EBITDA for Current Fiscal Quarter    $
                                                   ------------

         b.  Required Minimum                                 $  5,000,000.00

     2.  Last Two Quarters:

         a.  EBITDA for last two (2) fiscal quarters          $
                                                               --------------

         b.  Required Minimum                                  $12,000,000.00.

                                  SCHEDULE 1

                      COMMITMENTS AND WIRING INFORMATION

--------------------------------------------------------------------------------
ADMINISTRATIVE AGENT
-----------------------------------------

The First National Bank of Boston
100 Federal Street
P.O. Box 2016
Boston, Massachusetts 02100
Attention: Elizabeth Everett
Fax No.: (617)  434-0819
Telephone No.: (617) 434-2318

Wiring Instructions:

The First National Bank of Boston
ABA # 011-000-390
Reference: Prime Medical Services, Inc.
Attention: HT & ENV SVCS. ADM 50, 60
Account # ____________________

--------------------------------------------------------------------------------
                                    REVOLVING
                                     CREDIT        TERM LOAN A     TERM LOAN B
         LENDER                    COMMITMENTS     COMMITMENTS     COMMITMENTS
--------------------------------------------------------------------------------

The First National Bank of Boston  $13,888,888.89  $12,500,000.00    $ 0.00
100 Federal Street
P.O. Box 2016
Boston, Massachusetts 02100
Attention: Elizabeth Everett
Fax No.: (617) 434-0819
Telephone No.: (617) 434-2318

Wiring Instructions:

The First National Bank of Boston
ABA # 011-000-390
Reference: Prime Medical Services, Inc.
Attention: HT & ENV SVCS. ADM 50, 60
Account # ___________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    REVOLVING
                                     CREDIT        TERM LOAN A     TERM LOAN B
         LENDER                    COMMITMENTS     COMMITMENTS     COMMITMENTS
--------------------------------------------------------------------------------

NationsBank of Texas, N.A.       $14,111,111.11   $12,500,000.00  $10,00,000.00
515 Congress Avenue, 11th Floor
Austin, Texas  78701
Attention: Teena Belcik
Fax No.: (512) 397-2052
Telephone No.: (512) 397-2841

Wiring Instructions:

NationsBank of Texas, N.A.
1401 Elm Street
Dallas, Texas  75202
Credit Account No. 0180019828
ABA # 111000025
Reference: Prime Medical
 Services, Inc.
Attention: Teena Belcik
--------------------------------------------------------------------------------

Imperial Bank                    $ 6,666,666.67   $ 7,500,000.00         $ 0.00
226 Airport Parkway
San Jose, CA  95110
Attention: Kelly Davis
Fax No.: (408) 451-8586
Telephone No.: (408) 451-8589

Wiring Instructions:

Imperial Bank
9920 South La Cienga Blvd.
Inglewood, CA 90301
Attention: Santa Clara
 Valley Regional Office
Routing #: 122201444
Account Name to Credit:
 Prime Medical
Account Number to Credit:
 717015211
--------------------------------------------------------------------------------
The Sumitomo Bank Limited        $ 7,000,000.00   $ 5,000,000.00         $ 0.00
2 Houston Center, Suite 3750
Houston, TX  77010-1086
Attention: Bruce Portillo
Fax No.: (713) 759-1419
Telephone No.: (713) 759-0770

Wiring Instructions:

Sumitomo USCBD, Chicago
ABA #: 071001850
Reference: Prime Medical

================================================================================

--------------------------------------------------------------------------------
                                    REVOLVING
                                     CREDIT        TERM LOAN A     TERM LOAN B
         LENDER                    COMMITMENTS     COMMITMENTS     COMMITMENTS
--------------------------------------------------------------------------------



Bank One, Texas, N.A.            $ 8,333,333.33   $ 7,500,000.00         $ 0.00
221 West 6th Street, Suite 200
Austin, TX  78701
Attention: Ed Lick
Fax No.: (512) 479-1565
Telephone No.: (512) 479-5730

Wiring Instructions:

Bank One, Texas, N.A.
ABA # 111000614
Acct: 0749905618
Reference: Prime Medical
 Services, Inc.
Loan Acct #: 1517169342
Attention: Lora Roberts
Telephone No.: (817) 884-4399
================================================================================

--------------------------------------------------------------------------------
                                    REVOLVING
                                     CREDIT        TERM LOAN A     TERM LOAN B
         LENDER                    COMMITMENTS     COMMITMENTS     COMMITMENTS
--------------------------------------------------------------------------------


Crescent/MACH Partners,L.P.            $ 0.00         $ 0.00      $ 5,000,000.00


Address for Notices:
TCW Asset Management Company
200 Park Avenue, Suite 2200
New York, NY  10166-0228
Attention: Mark J. Gold/Justin Driscoll
Fax No.: (212) 297-4159
Telephone No.: (212) 297-4000

With copies to:

Crescent/Mach I Partners, L.P.
c/o State Street Bank & Trust Co.
Two International Place
Boston, MA 02110
Attention: Jackie Kilroy
Fax No.: (617) 664-5366
Telephone No.: (617) 664-5477

Wiring Instructions:

State Street Bank and Trust Co., Boston
ABA #: 011-00-0028
A/C #: 9900-126-5
Re: Crescent/MACH I
Ref: Prime Medical Services, Inc.
Agent Bank I.D. #: 987
Institutional I.D. #: 93548
Tax I.D. #: 95-431-9954
Attention: Steven Savage
Phone: (617) 664-5629
================================================================================

--------------------------------------------------------------------------------
                                    REVOLVING
                                     CREDIT        TERM LOAN A     TERM LOAN B
         LENDER                    COMMITMENTS     COMMITMENTS     COMMITMENTS
--------------------------------------------------------------------------------

Merrill Lynch Senior                   $ 0.00          $ 0.00     $ 5,000,000.00
 Floating Rate Fund, Inc.
800 Scudders Mill Road, Area 1B
Plainsboro, NJ  08536
Attention: Jill Montanye
Fax No.: (609) 282-2550
Telephone No.: (609) 282-3102

Wiring Instructions:

Bank of New York
New York, NY
ABA #: 021000018
Account #: IOC # 612 Mutual Funds
 Custody Incoming
Secondary Account #: 245215
Account Name: Merrill Lynch Senior
 Floating Rate Fund, Inc.
Attention: Michelle Moore
 (212) 495-2929
Reference: Prime Medical Services,
 Inc.
--------------------------------------------------------------------------------
Pilgrim America Prime Rate Trust       $ 0.00         $ 0.00      $5,000,000.00
Two Renaissance Square
40 North Central Avenue
Suite 1200
Phoenix, AZ  85004-4424
Attention:  Michael Bacevich
Fax No.: (602) 417-8327
Telephone No.: (602) 417-8258

Wiring Instructions:

State Street Bank & Trust Co.
Boston, MA
ABA #: 011-00-0028
A/C #: 9903-942-2
Reference: Pilgrim America Prime
 Rate Trust Prime Medical
================================================================================

--------------------------------------------------------------------------------
                                    REVOLVING
                                     CREDIT        TERM LOAN A     TERM LOAN B
         LENDER                    COMMITMENTS     COMMITMENTS     COMMITMENTS
--------------------------------------------------------------------------------

The ING Capital Senior                 $ 0.00         $ 0.00     $ 5,000,000.00
 Secured High Income Fund, L.P.

Address for Notices:
ING Capital Advisors, Inc.
333 South Grand Avenue
Suite 4250
Los Angeles, CA  90071
Attention: Kathleen Lenarcic
Fax No.: (213) 346-3995
Telephone No.: (213) 346-3971

Wiring Instructions:

State Street Bank & Trust Co.
Boston, MA
ABA # 0110-0002-8
Account: Corporate Trust Dept.,
 Acct. #9903-942-2
FFC ING Capital SSHIF
 Acct. #EW0673, Fund T91A
Attn: Lenore Crummey-Benoit,
 AVP Operations
Ref: Prime Medical Services, Inc.
--------------------------------------------------------------------------------

Van Kampen American Capital Prime      $ 0.00         $ 0.00     $ 5,000,000.00
 Rate Income Trust
One Parkview Plaza
Oakbrook Terrace, IL  60181
Attention: Jeffrey W. Maillet
Fax No.: (630) 684-6740/41
Telephone No.: (630) 684-6438

Wiring Instructions:

State Street Bank & Trust,
 Boston, MA
ABA #: 011000028
Account #: 99001265
Re: VKAC PRIT - Prime Medical
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    REVOLVING
                                     CREDIT        TERM LOAN A     TERM LOAN B
         LENDER                    COMMITMENTS     COMMITMENTS     COMMITMENTS
--------------------------------------------------------------------------------

Paribas Capital Funding LLC            $ 0.00           $ 0.00   $ 5,000,000.00
787 Seventh Avenue
32nd Floor
New York, NY  10019
Attention:  Michael Weinberg
Fax No.: (212) 841-2144
Telephone No.: (212) 841-2544

Wiring Instructions:

State Street Bank & Trust Company
Corporate Trust Department
ABA #: 011-00-0028
A/C#: 99039422
Reference: Paribas Capital
Attention: Matt Callahan
--------------------------------------------------------------------------------
TOTAL COMMITMENTS                $ 50,000,000     $ 45,000,000    $ 40,000,000
================================================================================

                                  SCHEDULE 2

                              LIST OF GUARANTORS

1.   Prime Medical Operating, Inc., a Delaware corporation
2.   Prime Management, Inc., a Nevada Corporation
3.   Prime Cardiac Rehabilitation Services, Inc., a Delaware corporation
4.   Prime Diagnostic Services, Inc., a Delaware corporation
5.   Prime Lithotripsy Services, Inc., a New York corporation
6.   Prime Kidney Stone Treatment, Inc., a New Jersey corporation
7.   Prime Diagnostic Corp. of Florida, a Delaware corporation
8.   Prime Lithotripter Operations, Inc., a New York corporation
9.   Rehab Leasing Corp., a New York corporation
10.  Texas Litho, Inc., a Delaware corporation
11.  R.R. Litho, Inc., a Texas corporation
12.  Ohio Litho, Inc., a Delaware corporation
13.  Alabama Renal Stone Institute, Inc., an Alabama corporation
14.  Sun Medical Technologies, Inc., a California corporation
15.  Sun Acquisition, Inc., a California corporation
16.  Lithotripters, Inc., a North Carolina corporation
17.  Prime Medical Management, L.P., a Delaware limited partnership
18.  Prostatherapies, Inc., a Delaware corporation

                                  SCHEDULE 3

                             LIST OF PARTNERSHIPS


1.   Metro Atlanta Stonebusters, G.P.
2.   Shasta Diagnostic Medical Group, J.V.
3.   Southern California Stone Center, L.L.C.
4.   Kidney Stone of South Florida, L.C.
5.   Texas ESWL/Laser Lithotripter, Ltd.
6.   Ohio Mobile Lithotripter, Ltd.
7.   Ohio Mobile Lithotripter II, Ltd.
8.   ARKLATX Mobile Lithotripter Limited
9.   Northern California Kidney Stone Center, Ltd.
10.  Mobile Kidney Stone Centers, Ltd.
11.  Northern California Lithotripsy Associates
12.  Lithotripter Institute of Northern California
13.  Fayetteville Lithotripters Limited Partnership - Arizona I
14.  Fayetteville Lithotripters Limited Partnership - Arkansas I
15.  California Lithotripter Limited Partnership II, L.P.
16.  Florida Lithotripters Limited Partnership I
17.  Indiana Lithotripters Limited Partnership I
18.  Louisiana Lithotripters Investment Limited Partnership
19.  Fayetteville Lithotripters Limited Partnership - Louisiana I
20.  Montana Lithotripters Limited Partnership I
21.  Pacific Medical Limited Partnership
22.  San Diego Lithotripters Limited Partnership
23.  Fayetteville Lithotripters Limited Partnership - South Carolina I
24.  Fayetteville Lithotripters Limited Partnership - South Carolina II
25.  Tennessee Lithotripters Limited Partnership
26.  Texas Lithotripsy Limited Partnership I L.P.
27.  Texas Lithotripsy Limited Partnership II L.P.
28.  Texas Lithotripsy Limited Partnership IV L.P.
29.  Texas Lithotripsy Limited Partnership V L.P.
30.  Fayetteville Lithotripters Limited Partnership - Utah I
31.  Fayetteville Lithotripters Limited Partnership - Virginia I
32.  California Lithotripters Limited Partnership III, L.P.
33.  Las Vegas Lithotripters Limited Partnership
34.  Mountain Lithotripsy Limited Partnership - I
35.  Texas Lithotripsy Limited Partnership III L.P.
36.  Pacific Lithotripsy
37.  Mountain Lithotripsy

                                  SCHEDULE 7.5

                              EXISTING LITIGATION


NONE.

                                 SCHEDULE 7.9

                                 EXISTING DEBT


1. Promissory Note dated April 26, 1994, issued by Prime Lithotripsy Services, Inc. to Metro Atlanta Stonebusters, Inc. in the amount of $3,700,000.00. Current Balance $983,333.00

2. Promissory Note dated July 15, 1992, issued by Prime Diagnostic Corp. of Florida, Inc. to Image America of Tampa, Inc. in the amount of $2,000,000.00.
     Current Balance  $40,000.00

3. Promissory Note dated August 30, 1994, issued by Prime Lithotripter Operations to Baptist Medical Center - Montclair in the amount of $316,000.08.
     Current Balance $52,667.00

4. Promissory Note dated December 15, 1994, issued by Mobile Kidney Stone Centers of California, Ltd. I to Imperial Bank in the amount of $400,000.00.
     Current Balance $200,000.00

5. Promissory Note dated August 5, 1991, issued by Texas Litho, Inc. to Texas ESWL/Laser Lithotripter, Ltd. in the amount of $15,000.00.
     Current Balance $15,000.00

6. Promissory Note dated August 1, 1991, issued by Ohio Litho, Inc. to Ohio Mobile Lithotripter, Ltd. in the amount of $10,000.00.
     Current Balance $10,000.00

7. Promissory Note dated December 17, 1990, issued by R.R. Litho, Inc. to Arklatx Mobile Lithotripter, L.P. in the amount of $10,000.00.
     Current Balance $10,000.00

8. Promissory Note dated December 31, 1995, issued by Ohio Litho, Inc. to Ohio Mobile Lithotripter II, Ltd. in the amount of $30,000.00.
     Current Balance $30,000.00

9. Equipment Lease dated July 28, 1993 between Copelco Leasing Corp. and Sun Medical Technology, Inc., in the amount of $28,097.00.
     Current Balance $11,195.00

10. Promissory Note dated February 6, 1996, issued by Fayetteville Lithotripters Limited Partnership - Arizona I to First Citizens Bank in the amount of $1,500,000.00.
     Current Balance $930,111.00

11. Promissory Note dated August 26, 1996, issued by Mountain Lithotripsy Limited Partnership I to First Citizens Bank in the amount of $1,459,706.25.
     Current Balance $1,240,806.26

12. Promissory Note dated April 16, 1996, issued by Florida Limited Partnership I to First Citizens Bank in the amount of $1,435,000.00.
     Current Balance $548,995.00

13. Promissory Note dated November 14, 1995, issued by Fayetteville Lithotripters Limited Partnership - South Carolina I to First Citizens Bank in the amount of $600,000.00.
     Current Balance $256,236.00

                                SCHEDULE 7.14.1

                        CAPITALIZATION OF SUBSIDIARIES


                 COMPANY NAME                   CLASS/SERIES  PAR VALUE  AUTHORIZED  OUTSTANDING
------------------------------------------      -----------   ---------  ----------  -----------
Subsidiaries 100% Owned by Prime Medical
 Services, Inc.
Prime Medical Operating, Inc.                   Common            $ .05      10,000        1,000
Texas Litho, Inc.                               Common            $ .01       1,000        1,000
R.R. Litho, Inc.                                Common            $ .01     100,000        1,000
Ohio Litho, Inc.                                Common            $ .01       1,000        1,000
Lithotripters, Inc.                             Common           no par     100,000       40,000
FastStart, Inc.                                 Common           no par     100,000       10,000
National Lithotripters Association, Inc.        Common           no par     100,000          100
Prostatherapies, Inc.                           Common           no par       1,000          100

Subsidiaries 100% Owned by Prime Medical
 Operating, Inc.
Prime Management, Inc.                          Common            $1.00       1,000        1,000
Prime Cardiac Rehabilitation Services, Inc.     Common           no par         100           50
Prime Diagnostic Services, Inc.                 Common           no par         100          100
Prime Lithotripsy Services, Inc.                Common           no par         200           60
Prime Diagnostic Corp. of Florida               Common           no par         100          100
Prime Lithotripter Operations, Inc.             Common           no par         200          200
Rehab Leasing Corp.                             Common            $ .01       1,000          100
Sun Medical Technologies, Inc.                  Common           no par  37,751,525    5,385,313
                                                Preferred-A      no par   3,853,475    3,853,475
                                                Preferred-B      no par  18,395,000   12,703,265

Subsidiaries 100% Owned by Prime Lithotripsy
 Services, Inc.
Prime Kidney Stone Treatment, Inc.              Common           no par       1,000        1,000
Alabama Renal Stone Institute, Inc.             Common            $1.00       1,000        1,000

Subsidiaries 100% Owned by Sun Medical
 Technologies, Inc.
Sun Acquisition, Inc.                           Common           no par  10,000,000      100,000


                                SCHEDULE 7.14.2

                         LIST OF PARTNERSHIP INTERESTS
                              OWNED BY COMPANIES


                                                                            %
                                                                          ------

 1.  Metro Atlanta Stonebusters, G.P.                                      60.00
 2.  Shasta Diagnostic Medical Group, J.V.                                 50.00
 3.  Southern California Stone Center, L.L.C.                              32.50
 4.  Kidney Stone of South Florida L.C.                                    70.00
 5.  Texas ESWL/Laser Lithotripter, Ltd.                                   21.15
 6.  Ohio Mobile Lithotripter, Ltd.                                        17.64
 7.  Ohio Mobile Lithotripter II, Ltd.                                     27.33
 8.  ARKLATX Mobile Lithotripter Limited                                   19.25
 9.  Northern California Kidney Stone Center, Ltd.                         38.06
10.  Mobile Kidney Stone Centers, Ltd.                                     50.50
11.  Northern California Lithotripsy Associates                            19.35
12.  Lithotripsy Institute of Northern California                           1.00
13.  Fayetteville Lithotripters Limited Partnership - Arizona I            37.00
14.  Fayetteville Lithotripters Limited Partnership - Arkansas I           40.66
15.  California Lithotripters Limited Partnership II, L.P.                 20.00
16.  Florida Lithotripters Limited Partnership I                           20.00
17.  Indiana Lithotripters Limited Partnership I                           26.70
18.  Louisiana Lithotripters Investment Limited Partnership                 3.73
19.  Fayetteville Lithotripters Limited Partnership - Louisiana I          27.46
20.  Montana Lithotripters Limited Partnership I                           53.00
21.  Pacific Medical Limited Partnership                                   41.00
22.  San Diego Lithotripters Limited Partnership                           28.66
23.  Fayetteville Lithotripters Limited Partnership - South Carolina I     39.00
24.  Fayetteville Lithotripters Limited Partnership - South Carolina II    32.33
25.  Tennessee Lithotripters Limited Partnership                           33.00
26.  Texas Lithotripsy Limited Partnership I L.P.                          45.50
27.  Texas Lithotripsy Limited Partnership II L.P.                         46.00
28.  Texas Lithotripsy Limited Partnership IV L.P.                         50.00
29.  Texas Lithotripsy Limited Partnership V L.P.                          58.00
30.  Fayetteville Lithotripters Limited Partnership - Utah I               35.57
31.  Fayetteville Lithotripters Limited Partnership - Virginia I           36.19
32.  California Lithotripters Limited Partnership III, L.P.                20.00
33.  Las Vegas Lithotripters Limited Partnership                           27.00
34.  Mountain Lithotripsy Limited Partnership - I                          44.00
35.  Texas Lithotripsy Limited Partnership III L.P.                        55.96
36.  Pacific Lithotripsy                                                   90.91
37.  Mountain Lithotripsy                                                  44.00

                                 SCHEDULE 7.15

                                  AGREEMENTS


Equipment Lease entered into by Texas ESWL/Laser Lithotripter, Ltd. (Lessee) and Debis Financial Services, Inc. (Lessor) on October 5, 1992 in the amount of $1,275,450. Equipment covered is Dornier MFL-5000 Lithotripter and 1992 Calumet Coach. Monthly lease payments are $28,075. Lease expires November 1997.

Vehicle Lease Service Agreement entered into by Texas ESWL/Laser Lithotripter, Ltd. (Lessee) and Paccar Leasing Corporation (Lessor) on October 9, 1995. Equipment covered is a 1996 Peterbilt tractor. Monthly lease payments are $1,705 plus $0.058 per mile. Lease expires November 2000.

Lease Agreement entered into by ARKLATX Mobile Lithotripter, LP. (Lessee) and Rollins Leasing Corp. (Lessor) on October 23, 1995. Equipment covered is a 1996 Freightliner tractor. Monthly lease payments are $1,574 plus $0.059 per mile. Lease expires February 2001.

Lease Agreement entered into by Prime Kidney Stone Treatment, Inc. (Lessee) and Rollins Leasing Corp. (Lessor) on January 18, 1996. Equipment covered is a 1996 Ford tractor. Monthly lease payments are $1,867 plus $0.073 per mile. Lease expires February 2001.

See SCHEDULE 7.9.

                                 SCHEDULE 7.16

                      COMPLIANCE WITH LEGAL REQUIREMENTS;
                          GOVERNMENTAL AUTHORIZATIONS


NONE.

                                 SCHEDULE 7.19

                             ENVIRONMENTAL MATTERS


NONE.

                                 SCHEDULE 9.2

                                     LIENS

====================================================================================================================================

                                                                                             DATE AND
                                                                                               TIME               DESCRIPTION
NAME                              LOCATION            SECURED PARTY         FILE NO.        OF FILING            OF COLLATERAL
====================================================================================================================================

Alabama Renal Stone          Alabama Secretary   A. Derrill Crowe and          94-28224  July 29, 1994     All cash, securities or
Institute, Inc.              of State            Paul R. Butrus                          at 11:31 a.m.     other property now or
                                                 100 Brookwood Place                                       hereafter held under
                                                 Suite 500                                                 escrow agreement at
                                                 Birmingham, AL 35209                                      First Alabama Bank of
                                                                                                           Birmingham; and all
                                                                                                           accounts and all other
                                                                                                           rights of Debtor to the
                                                                                                           payment of money, now
                                                                                                           existing or hereafter
                                                                                                           arising.
------------------------------------------------------------------------------------------------------------------------------------

Alabama Renal Stone          Texas Secretary     A. Derrill Crowe and         94-149806  July 29, 1994     All cash, securities or
Institute, Inc.              of State            Paul R. Butrus                          at 8:00 a.m.      other property now or
                                                 100 Brookwood Place                                       hereafter held under
                                                 Suite 500                                                 escrow agreement at
                                                 Birmingham, AL 35209                                      First Alabama Bank of
                                                                                                           Birmingham; and all
                                                                                                           accounts and all other
                                                                                                           rights of Debtor to the
                                                                                                           payment of money, now
                                                                                                           existing or hereafter
                                                                                                           arising
------------------------------------------------------------------------------------------------------------------------------------

ARKLATX Mobile               Orleans Parish,     DVI Capital Company           36-64439  March 13, 1992    1 Siemens Lithostar and
Lithotripter, L.P.           Louisiana           6611 Rockside Rd.                       at 3:05 p.m.      Calumet Coach Model
                                                 Suite 110                                                 MMT-483L,
                                                 Independence, OH 44131                                    Lease# 2124-01
------------------------------------------------------------------------------------------------------------------------------------

ARKLATX Mobile               Texas Secretary     DVI Capital Company        92-00050885  March 16, 1992    1 Siemens Lithostar and
Lithotripter, L.P.           of State            6611 Rockside Rd.                       at 8:00 a.m.      Calumet Coach Model
                                                 Suite 110                                                 MMT-483L,
                                                 Independence, OH 44131                                    Lease# 2124-01
------------------------------------------------------------------------------------------------------------------------------------

California Lithotripters     California          First-Citizens Bank &         91071264  April 4, 1991     1 Siemens Medical
Limited Partnership II,      Secretary of State  Trust Company of South                  at 11:44 a.m.     Systems, Inc. Lithostar
L.P.                                             Carolina                                                  extracorporeal
                                                 P.O. Box 29                                               shock-wave lithotripter
                                                 Columbia, SC 29202                                        S/N 3131 and 1 Calumet
                                                                                                           Coach VIN
                                                                                                           44KFB6487MWZ17358
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

                                                                                             DATE AND
                                                                                               TIME               DESCRIPTION
NAME                              LOCATION            SECURED PARTY         FILE NO.        OF FILING            OF COLLATERAL
====================================================================================================================================

Fayetteville Lithotripters   Cumberland          First-Citizens Bank &           001613  February 15,      All accounts receivable,
Limited Partnership -        County, North       Trust Company                           1996 at 9:00      1 Siemens Lithostar
Arizona I                    Carolina Register   P.O. Box 27568                          a.m.              extracorporeal
                             of Deeds            Raleigh, NC 27611                                         shock-wave lithotripter
                                                                                                           and Calumet Coach
                                                                                                           Lithostar S/N 4005
------------------------------------------------------------------------------------------------------------------------------------

Fayetteville Lithotripters   North Carolina      First-Citizens Bank &          1309915  February 15,      All accounts receivable,
Limited Partnership -        Secretary of State  Trust Company                           1996 at 8:00      1 Siemens Lithostar
Arizona I                                        P.O. Box 27568                          a.m.              extracorporeal
                                                 Raleigh, NC 27611                                         shock-wave lithotripter
                                                                                                           and Calumet Coach
                                                                                                           Lithostar S/N 4005
------------------------------------------------------------------------------------------------------------------------------------

Fayetteville Lithotripters   Cumberland          First-Citizens Bank &           001847  February 23,      Lien canceled on
Limited Partnership -        County, North       Trust Company                           1996              February 23, 1996
Arkansas I                   Carolina Register   P.O. Box 27568
                             of Deeds            Raleigh, NC 27611
------------------------------------------------------------------------------------------------------------------------------------

Fayetteville Lithotripters   Cumberland          First-Citizens Bank &           001846  February 23,      1 Siemens Lithostar
Limited Partnership -        County, North       Trust Company                           1996 at 9:00      extracorporeal shockwave
Arkansas I                   Carolina Register   P.O. Box 27568                          a.m.              lithotripter S/N 1154
                             of Deeds            Raleigh, NC 27611
------------------------------------------------------------------------------------------------------------------------------------

Fayetteville Lithotripters   North Carolina      First-Citizens Bank &       1312452 &   February 26,      1 Siemens Lithostar
Limited Partnership -        Secretary of State  Trust Company                  1312453  1996 at 8:00      extracorporeal shockwave
Louisiana I                                      P.O. Box 27568                          a.m.              lithotripter S/N 3094
                                                 Raleigh, NC 27611
------------------------------------------------------------------------------------------------------------------------------------

Fayetteville Lithotripters   Cumberland          First-Citizens Bank &           010956  November 14,      All accounts receivable
Limited Partnership -        County, North       Trust Company                           1995              and 1 Lithostar
South Carolina I             Carolina Register   P.O. Box 27568                                            extracorporeal
                             of Deeds            Raleigh, NC 27611                                         shock-wave lithotripter
------------------------------------------------------------------------------------------------------------------------------------

Fayetteville Lithotripters   North Carolina      First-Citizens Bank &          1281907  November 15,      All accounts receivable
Limited Partnership -        Secretary of State  Trust Company                           1995 at 8:00      and 1 Lithostar
South Carolina I                                 P.O. Box 27568                          a.m.              extracorporeal
                                                 Raleigh, NC 27611                                         shock-wave lithotripter
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

                                                                                             DATE AND
                                                                                               TIME               DESCRIPTION
NAME                              LOCATION            SECURED PARTY         FILE NO.        OF FILING            OF COLLATERAL
====================================================================================================================================

Florida Lithotripters        Florida Secretary   First-Citizens Bank &     950000078107  April 18,1995     All accounts receivable
Partnership I                of State            Trust Company                           at 8:00 a.m.
                                                 P.O. Box 27568
                                                 Raleigh, NC 27611
------------------------------------------------------------------------------------------------------------------------------------

Florida Lithotripters        Florida Secretary   Siemens Credit            920000001815  January 9, 1992   Collateral covered under
Partnership I                of State            Corporation                             at 11:00 a.m.     Lease Agreement dated
                                                 2201 Corporate Blvd NW                                    January 1, 1992 for 1
                                                 Boca Raton, FL 33431                                      Siemens Mobile Lithostar
                                                                                                           S/N 03191 and Calumet
                                                                                                           Coach VIN
                                                                                                           44KFB6489MWZ17362
------------------------------------------------------------------------------------------------------------------------------------

Florida Lithotripters        North Carolina      First-Citizens Bank &          0822029  September 27,     1 Siemens Medical
Partnership I                Secretary of State  Trust Company                           1991 at 8:00      Systems, Inc. Lithostar
                                                 P.O. Box 789                            a.m.              extracorporeal
                                                 Fayetteville, NC 28302                                    shock-wave lithotripter
                                                                                                           S/N 3182 and Calumet
                                                                                                           Coach VIN
                                                                                                           44KFB6486MWZ17352
------------------------------------------------------------------------------------------------------------------------------------

Lithotripters, Inc           Cumberland          First-Citizens Bank &           001021  February 3, 1994  1 Siemens Medical
                             County, North       Trust Company                                             Systems Lithostar
                             Carolina Register   P.O. Box 789                                              extracorporeal
                             of Deeds            Fayetteville, NC 28302                                    shock-wave lithotripter
                                                                                                           and 1 Calumet Coach
------------------------------------------------------------------------------------------------------------------------------------

Lithotripters, Inc           Cumberland          First-Citizens Bank &           012307  December 27,      1 Lithostar S/N 1187 and
                             County, North       Trust Company                           1995              Calumet Coach VIN
                             Carolina Register   P.O. Box 27568                                            44KFB648XKW21706
                             of Deeds            Raleigh, NC 27611
------------------------------------------------------------------------------------------------------------------------------------

Lithotripters, Inc           Cumberland          First-Citizens Bank &          93-8129  July 27, 1993     Lien released on
                             County, North       Trust Company                                             February 23, 1996
                             Carolina Register   P.O. Box 789
                             of Deeds            Fayetteville, NC 28302
------------------------------------------------------------------------------------------------------------------------------------

Lithotripters, Inc.          North Carolina      First-Citizens Bank &          1074959  February 3,       1 Siemens Medical
                             Secretary of State  Trust Company                           1994 at 8:00      Systems Lithostar
                                                 P.O. Box 789                            a.m.              extracorporeal
                                                 Fayetteville, NC 28302                                    shock-wave lithotripter
                                                                                                           and 1 Calumet Coach
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

                                                                                             DATE AND
                                                                                               TIME               DESCRIPTION
NAME                              LOCATION            SECURED PARTY         FILE NO.        OF FILING            OF COLLATERAL
====================================================================================================================================

Lithotripters, Inc.          North Carolina      First-Citizens Bank &          1294590  December 28,      1 Lithostar S/N 1187 and
                             Secretary of State  Trust Company                           1995 at 8:00      Calumet Coach VIN
                                                 P.O. Box 27568                          a.m.              44KFB648XKW217061
                                                 Raleigh, NC 27611
------------------------------------------------------------------------------------------------------------------------------------

Metro Atlanta Stone          Travis County,      Metro Atlanta                    00984  April 28, 1994    60% undivided interest
Busters, G.P.                Texas County Clerk  Stonebusters, Inc.                      at 12:28 p.m.     in certain assets
                                                 428 Winn Court                                            obtained from Metro
                                                 Decatur, GA 30030                                         Atlanta Stonebusters,
                                                                                                           Inc.
------------------------------------------------------------------------------------------------------------------------------------

Mountain Lithotripsy         Colorado            First-Citizens Bank &        952045460  June 15, 1995     1 1995 Western Star
Limited Partnership I        Secretary of State  Trust Company                           at 12:37 p.m.     tractor-trailer VIN
                                                 P.O. Box 789                                              2WKPDCJH8SK936895 with
                                                 Fayetteville, NC 28302                                    Siemens Medical Systems,
                                                                                                           Inc. Lithostar
                                                                                                           extracorporeal
                                                                                                           shock-wave lithotripter
                                                                                                           S/N 04004 and all
                                                                                                           accounts receivable
------------------------------------------------------------------------------------------------------------------------------------

Mountain Lithotripsy         Cumberland          First-Citizens Bank &           005722  June 14, 1995     1 1995 Western Star
Limited Partnership I        County, North       Trust Company                                             tractor-trailer VIN
                             Carolina Register   P.O. Box 789                                              2WKPDCJH8SK936895 with
                             of Deeds            Fayetteville, NC 28302                                    Siemens Medical Systems,
                                                                                                           Inc. Lithostar
                                                                                                           extracorporeal
                                                                                                           shock-wave lithotripter
                                                                                                           S/N 04004 and all
                                                                                                           accounts receivable
------------------------------------------------------------------------------------------------------------------------------------

Mountain Lithotripsy         Nebraska            First-Citizens Bank &           659814  June 14, 1995     1 1995 Western Star
Limited Partnership I        Secretary of State  Trust Company                           at 10:09 a.m.     tractor-trailer VIN
                                                 P.O. Box 789                                              2WKPDCJH8SK936895 with
                                                 Fayetteville, NC 28302                                    Siemens Medical Systems,
                                                                                                           Inc. Lithostar
                                                                                                           extracorporeal
                                                                                                           shock-wave lithotripter
                                                                                                           S/N 04004 and all
                                                                                                           accounts receivable
------------------------------------------------------------------------------------------------------------------------------------

Mountain Lithotripsy         North Carolina      First-Citizens Bank &          1235086  June 15, 1995     1 1995 Western Star
Limited Partnership I        Secretary of State  Trust Company                           at 8:00 a.m.      tractor-trailer VIN
                                                 P.O. Box 789                                              2WKPDCJH8SK936895 with
                                                 Fayetteville, NC 28302                                    Siemens Medical Systems,
                                                                                                           Inc. Lithostar
                                                                                                           extracorporeal
                                                                                                           shock-wave lithotripter
                                                                                                           S/N 04004 and all
                                                                                                           accounts receivable
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

                                                                                             DATE AND
                                                                                               TIME               DESCRIPTION
NAME                              LOCATION            SECURED PARTY         FILE NO.        OF FILING            OF COLLATERAL
====================================================================================================================================

Prime Diagnostic Corp.       Florida Secretary   Copelco Leasing          93-0000165975  August 5, 1993    1 Alpha III System 160
of Florida                   of State            Corporation                             at 11:14 a.m.     Diagnostic Mammography
                                                 1700 Suckle Highway                                       System S/N A31916
                                                 Pennsauken, NJ 08110
------------------------------------------------------------------------------------------------------------------------------------

Prime Diagnostic Corp.       Florida Secretary   Instrumentarium Finance  92-0000267315  December 30,      1 Alpha III System 160
of Florida                   of State            P.O. Box 767                            1992 at 12:17     Diagnostic Mammography
                                                 Bellevue, WA 98009                      p.m.              System S/N A31916
------------------------------------------------------------------------------------------------------------------------------------

Prime Diagnostic Corp.       Florida Secretary   U.S. Concord, Inc.       92-0000193158  September 23,     1 Toshiba America
of Florida                   of State            40 Richards Avenue                      1992 at 12:30     Medical Systems Model
                                                 Norwalk, CT 06856                       p.m.              SSA-270A Ultrasound
                                                                                                           System with Spectral and
                                                                                                           Color Doppler including
                                                                                                           all parts, accessories
                                                                                                           and attachments
------------------------------------------------------------------------------------------------------------------------------------

Prime Diagnostic Corp.       Texas Secretary     Copelco Leasing              93-154508  August 9, 1993    1 Alpha III System 160
of Florida                   of State            Corporation                                               Diagnostic Mammography
                                                 1700 Suckle Highway                                       System S/N A31916
                                                 Pennsauken, NJ 08110
------------------------------------------------------------------------------------------------------------------------------------

Prime Diagnostic Corp.       Texas Secretary     U.S. Concord, Inc.           92-163143  August 17, 1992   1 Toshiba America
of Florida                   of State            40 Richards Avenue                      at 8:00a.m.       Medical Systems Model
                                                 Norwalk, CT 06856                                         SSA-270A Ultrasound
                                                                                                           System with Spectral and
                                                                                                           Color Doppler including
                                                                                                           all parts, accessories
                                                                                                           and attachments
------------------------------------------------------------------------------------------------------------------------------------

Prime Lithotripsy            Dekalb County,      Metro Atlanta                 94-02947  April 28, 1994    60% undivided interest
Services, Inc.               Georgia Clerk of    Stonebusters, Inc.                      at 12:05 p.m.     in certain assets
                             Superior Court      428 Winn Court                                            obtained from Metro
                                                 Decatur, GA 30030                                         Atlanta Stonebusters,
                                                                                                           Inc.
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

                                                                                             DATE AND
                                                                                               TIME               DESCRIPTION
NAME                              LOCATION            SECURED PARTY         FILE NO.        OF FILING            OF COLLATERAL
====================================================================================================================================

Prime Lithotripsy            Texas Secretary     Alabama Renal Stone        92-00128931  June 29, 1992     All cash, securities or
Services, Inc.               of State            Institute, Inc.                         at 8:00 a.m.      other property now or
                                                                                                           hereafter held under
                                                                                                           escrow agreement at
                                                                                                           First Alabama Bank of
                                                                                                           Birmingham; and all
                                                                                                           accounts and all other
                                                                                                           rights of Debtor to the
                                                                                                           payment of money, now
                                                                                                           existing or hereafter
                                                                                                           arising.
------------------------------------------------------------------------------------------------------------------------------------

Prime Lithotripsy            Texas Secretary     Metro Atlanta              94-00082951  April 28, 1994    60% undivided interest
Services, Inc.               of State            Stonebusters, Inc.                      at 8:00 a.m.      in certain assets
                                                 428 Winn Court                                            obtained from Metro
                                                 Decatur, GA 30030                                         Atlanta Stonebusters,
                                                                                                           Inc.
------------------------------------------------------------------------------------------------------------------------------------

Prime Lithotripsy            Travis County,      Metro Atlanta                    00983  April 28, 1994    60% undivided interest
Services, Inc.               Texas County Clerk  Stonebusters, Inc.                      at 12:28 p.m.     in certain assets
                                                 428 Winn Court                                            obtained from Metro
                                                 Decatur, GA 30030                                         Atlanta Stonebusters,
                                                                                                           Inc.
------------------------------------------------------------------------------------------------------------------------------------

Prime Lithotripter           Alabama Secretary   Alabama Lithotripsy           94-33480  September 6,      Brother fax machine,
Operations, Inc.             of State            Associates, Inc.                        1994 at 2:30      Panasonic telephone,
                                                 2055 E South                            p.m.              desk with return,
                                                 Boulevard, Suite 507                                      computer work station, 2
                                                 Montgomery, AL 36116                                      metal shelves, wooden
                                                                                                           shelf, metal file
                                                                                                           cabinet, telephone
                                                                                                           number lease agreements,
                                                                                                           accounts receivable,
                                                                                                           prepaid insurance,
                                                                                                           prepaid maintenance, all
                                                                                                           governmental licenses
                                                                                                           listed in Sch 3.6, and
                                                                                                           all contract rights
                                                                                                           listed in Sch 3.12
------------------------------------------------------------------------------------------------------------------------------------

Prime Lithotripter           Alabama Secretary   Baptist Medical Center -      94-33113  September 2,      Mon-A Therm Monitor,
Operations, Inc.             of State            Montclair                               1994 at 11:57     C0\\2\\ Monitor,
                                                 3500 Blue Lake Drive                    p.m.              Anesthesia Unit, Monitor
                                                 Birmingham, AL 35243                                      - Dinamap 8100, Curix
                                                                                                           Auto Processor,
                                                                                                           Lithotripter Unit,
                                                                                                           I.R.I.S. Unit, Personal
                                                                                                           Computer, Printer -
                                                                                                           Thermal, NEC Monitor,
                                                                                                           and Lithotripsy Trailer
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

                                                                                             DATE AND
                                                                                               TIME               DESCRIPTION
NAME                              LOCATION            SECURED PARTY         FILE NO.        OF FILING            OF COLLATERAL
====================================================================================================================================

Prime Lithotripter           Texas Secretary of  Alabama Lithotripsy          94-174429  September 6,      Brother fax machine,
Operations, Inc.             State               Associates, Inc.                        1994 at 8:00      Panasonic telephone,
                                                 2055 E. South Boulevard                 a.m.              desk with return,
                                                 Suite 507                                                 computer work station, 2
                                                 Montgomery, AL 36116                                      metal shelves, wooden
                                                                                                           shelf, metal file
                                                                                                           cabinet, telephone
                                                                                                           number lease agreements,
                                                                                                           accounts receivable,
                                                                                                           prepaid insurance,
                                                                                                           prepaid maintenance, all
                                                                                                           governmental licenses
                                                                                                           listed in Sch 3.6, and
                                                                                                           all contract rights
                                                                                                           listed in Sch 3.12
------------------------------------------------------------------------------------------------------------------------------------

Prime Lithotripter           Texas Secretary of  Third National Bank          94-208378  October 24,       Dornier Extracorporeal
Operations, Inc.             State               P.O. Box 305110                         1994 at 8:00      Shock Wave Lithotripter
                                                 Nashville, TN                           a.m.              Model HM3 enclosed in a
                                                 37230-5110                                                48ft. Calumet Coach
                                                                                                           Trailer S/N 609201-DID
                                                                                                           3205 in a Model MMT-481
                                                                                                           Calumet Unit with S/N
                                                                                                           1T9FA0Z26GB021679
------------------------------------------------------------------------------------------------------------------------------------

Prime Medical Services,      Texas Secretary of  Siemens Credit             92-00212305  October 27,       The equipment covered
Inc.                         State               Corporation                             1992 at 8:00      under Leasing Schedule
                                                 2201 Corporate Blvd NW                  a.m.              No 130-0001061-000 to
                                                 Boca Raton, FL 33431                                      Master Equipment Lease
                                                                                                           Agreement No
                                                                                                           130-0001060-000 (Siemens
                                                                                                           Magnetom Impact)
------------------------------------------------------------------------------------------------------------------------------------

Prime Medical Services,      Texas Secretary of  Siemens Credit             92-00212306  October 27,       The equipment covered
Inc.                         State               Corporation                             1992 at 8:00      under Leasing Schedule
                                                 2201 Corporate Blvd NW                  a.m.              No 210-0001009-000 to
                                                 Boca Raton, FL 33431                                      Master Equipment Lease
                                                                                                           Agreement No
                                                                                                           130-0001060-000 (Siemens
                                                                                                           Litebox Workstation)


------------------------------------------------------------------------------------------------------------------------------------

Prime Medical Services,      Texas Secretary of  Siemens Credit             92-00212307  October 27,       The equipment covered
Inc.                         State               Corporation                             1992 at 8:00      under Leasing Schedule
                                                 2201 Corporate Blvd NW                  a.m.              No 110-0001030-000 to
                                                 Boca Raton, FL 33431                                      Master Equipment Lease
                                                                                                           Agreement No
                                                                                                           130-0001060-000 (Siemens
                                                                                                           Somatom AR.T)
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

                                                                                             DATE AND
                                                                                               TIME               DESCRIPTION
NAME                              LOCATION            SECURED PARTY         FILE NO.        OF FILING            OF COLLATERAL
====================================================================================================================================

Sun Medical Technologies,  California Secretary  Copelco Leasing               93162570  August 9, 1993    1 Versyss computerized
 Inc.                      of State              Corporation                             at 8:00 a.m.      billing system with
                                                 1700 Suckle Highway                                       hardware and software
                                                 Pennsauken, NJ 08110
------------------------------------------------------------------------------------------------------------------------------------

Tennessee Lithotripters,   Tennessee Secretary   First-Citizens Bank &        910882052  May 17, 1991 at   All accounts receivable
 Limited Partnership I     of State              Trust Company                           4:47 p.m.
                                                 P.O. Box 789
                                                 Fayetteville, NC 28302
------------------------------------------------------------------------------------------------------------------------------------

Tennessee Lithotripters,   Tennessee Secretary   Siemens Credit               910849844  February 4,       Equipment covered under
 Limited Partnership I     of State              Corporation                             1991 at 9:49      lease agreement
                                                 2201 Corporate Blvd NW                  a.m.              #01000969 for 1 Siemens
                                                 Boca Raton, FL 33431                                      Mobile Lithostar in
                                                                                                           Calumet Coach
------------------------------------------------------------------------------------------------------------------------------------

Texas ESWL/Laser           Oklahoma County,      Prime Leasing, Inc.             062652  December 23,      (1) 1991 Ford E150
 Lithotripter, Ltd.        Oklahoma County       Two Continental Towers                  1991 at 12:06     Custom Lift Van and
                           Clerk                 1701 Golf Road                          p.m.              Accessories and (1)
                                                 Rolling Meadows, IL                                       Pulsolith Pulsed Dye
                                                 60008                                                     Laser and accessories.
------------------------------------------------------------------------------------------------------------------------------------

Texas ESWL/Laser           Texas Secretary       Debis Financial            93-00004990  January 8, 1993   1 Dornier MFL-5000
 Lithotripter, Ltd.        of State              Services, Inc.                          at 8:00 a.m.      Lithotripter, Serial No
                                                 201 Merritt 7, Suite                                      5012, with Calumet
                                                 700                                                       Coach, Model MMT-451L
                                                 Norwalk, CT 06856                                         and all accessories.
------------------------------------------------------------------------------------------------------------------------------------

Texas ESWL/Laser           Texas Secretary       Prime Leasing, Inc.        91-00242830  December 23,      (1) 1991 Ford E150
 Lithotripter, Ltd.        of State              Two Continental Towers                  1991 at 8:00      Custom Lift Van and
                                                 1701 Golf Road                          a.m.              Accessories and (1)
                                                 Rolling Meadows, IL                                       Pulsolith Pulsed Dye
                                                 60008                                                     Laser and accessories.
------------------------------------------------------------------------------------------------------------------------------------
